UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-10321
                                   ------------


                            AXP PARTNERS SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


  50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     5/31
                         --------------
Date of reporting period:   11/30
                         --------------

SEMIANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE(SM)
AGGRESSIVE GROWTH FUND

SEMIANNUAL REPORT FOR THE PERIOD ENDED NOV. 30, 2005

- RIVERSOURCE AGGRESSIVE GROWTH FUND (FORMERLY AXP(R) PARTNERS AGGRESSIVE GROWTH
  FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

TABLE OF CONTENTS

Fund Snapshot                                                                  3

Performance Summary                                                            4

Questions & Answers with Portfolio Management                                  6

Investments in Securities                                                     10

Financial Statements                                                          14

Notes to Financial Statements                                                 17

Fund Expenses Example                                                         29

Approval of Investment Management Services Agreement                          31

Proxy Voting                                                                  36

[DALBAR RATED FOR COMMUNICATION 2005 LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

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2 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

FUND SNAPSHOT AT NOV. 30, 2005

PORTFOLIO MANAGERS

TURNER INVESTMENT PARTNERS, INC.

PORTFOLIO MANAGERS        SINCE   YEARS IN INDUSTRY
Christopher K. McHugh      4/03         19
Robert E. Turner, CFA      4/03         24
William C. McVail, CFA     4/03         18

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

PORTFOLIO MANAGERS        SINCE   YEARS IN INDUSTRY
Glenn A. Fogle, CFA        4/03         18
David M. Holland           3/04          7

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates by class
A: 4/24/03        B: 4/24/03        C: 4/24/03       I: 3/4/04        Y: 4/24/03

Ticker symbols by class
A: ASGFX          B: ARGBX          C: --            I: APAIX         Y: --

Total net assets                  $100.3 million

Number of holdings                           172

STYLE MATRIX

SHADING WITHIN THE STYLE MATRIX INDICATES AREAS IN WHICH THE FUND GENERALLY INVESTS.

                     SIZE
STYLE      LARGE    MEDIUM    SMALL
VALUE
BLEND
GROWTH                X

SECTOR COMPOSITION

PERCENTAGE OF PORTFOLIO ASSETS

[CHART]

Health Care                                    19.3%
Information Technology                         18.7%
Industrials                                    13.7%
Financials                                     11.3%
Consumer Discretionary                         11.1%
Energy                                          8.7%
Telecommunication Services                      6.9%
Materials                                       4.6%
Short-Term Securities                           3.9%
Consumer Staples                                1.6%
Utilities                                       0.2%

TOP TEN HOLDINGS

PERCENTAGE OF PORTFOLIO ASSETS

NII Holdings (Wireless Telecommunication Services)                   3.0%
Cerner (Health Care Providers & Services)                            2.4
Omnicare (Health Care Providers & Services)                          2.2
Southwestern Energy (Oil & Gas)                                      1.9
Agilent Technologies
(Electronic Equipment & Instruments)                                 1.8
Natl Oilwell Varco (Energy Equipment & Services)                     1.8
Precision Castparts (Aerospace & Defense)                            1.7
Express Scripts (Health Care Providers & Services)                   1.6
America Movil ADR Series L
(Wireless Telecommunication Services)                                1.6
Chico's FAS (Specialty Retail)                                       1.4

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

Stocks of mid-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future.

Fund holdings are subject to change.

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3 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

[CHART]

                             PERFORMANCE COMPARISON
                  FOR THE SIX-MONTH PERIOD ENDED NOV. 30, 2005

RiverSource Aggressive Growth Fund Class A (excluding sales charge)      +11.39%
Russell Midcap(R) Growth Index(1) (unmanaged)                            +11.05%
Lipper Mid-Cap Growth Funds Index(2)                                     +12.44%

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds.

(1) The Russell Midcap Growth Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Growth Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

                          CLASS A           CLASS B           CLASS C          CLASS I    CLASS Y
                         (4/24/03)         (4/24/03)         (4/24/03)        (3/4/04)   (4/24/03)
                                                   AFTER            AFTER
(INCEPTION DATES)     NAV(1)    POP(2)   NAV(1)   CDSC(3)  NAV(1)   CDSC(4)     NAV(5)     NAV(6)
AT NOV. 30, 2005
6 months*              +11.39%   +4.98%  +11.00%   +6.00%  +11.00%  +10.00%     +11.75%     +11.49%
1 year                 +13.83%   +7.29%  +12.94%   +7.94%  +12.94%  +11.94%     +14.25%     +14.04%
Since inception        +22.14%  +19.39%  +21.19%  +20.05%  +21.19%  +21.19%      +8.98%     +22.35%

AT DEC. 31, 2005
6 months*               +9.72%   +3.40%   +9.46%   +4.46%   +9.46%   +8.46%      +9.93%      +9.82%
1 year                  +9.42%   +3.13%   +8.57%   +3.57%   +8.57%   +7.57%      +9.79%      +9.53%
Since inception        +21.48%  +18.83%  +20.57%  +19.48%  +20.57%  +20.57%      +8.70%     +21.68%

(1) EXCLUDING SALES CHARGE.

(2) RETURNS AT PUBLIC OFFERING PRICE (POP) REFLECT A SALES CHARGE OF 5.75%.

(3) RETURNS AT MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC). CDSC APPLIES AS
    FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEAR 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER.

(4) 1% CDSC APPLIES TO REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE.

(5) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO ELIGIBLE INVESTORS ONLY, CURRENTLY LIMITED TO RIVERSOURCE PORTFOLIO BUILDER FUNDS, SIX AFFILIATED FUNDS-OF-FUNDS.

(6) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.
*   NOT ANNUALIZED.

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5 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

PERFORMANCE SUMMARY

RIVERSOURCE AGGRESSIVE GROWTH FUND'S CLASS A SHARES RETURNED 11.39% (EXCLUDING SALES CHARGE) FOR THE SEMIANNUAL PERIOD ENDED NOV. 30, 2005, OUTPERFORMING THE FUND'S BENCHMARK, THE RUSSELL MIDCAP GROWTH INDEX (RUSSELL INDEX), WHICH ROSE 11.05%. FOR THE SAME SIX-MONTH PERIOD, THE FUND LAGGED ITS PEER GROUP, AS REPRESENTED BY THE LIPPER MID-CAP GROWTH FUNDS INDEX, WHICH ADVANCED 12.44%. AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. (AMERICAN CENTURY) AND TURNER INVESTMENT PARTNERS, INC. (TURNER) EACH MANAGED APPROXIMATELY 50% OF THE FUND'S PORTFOLIO AS OF NOV. 30, 2005.

AT NOV. 30, 2005, APPROXIMATELY 60% OF THE FUND'S SHARES WERE OWNED IN AGGREGATE BY RIVERSOURCE PORTFOLIO BUILDER FUNDS, A GROUP OF SIX ASSET ALLOCATION FUNDS MANAGED BY RIVERSOURCE INVESTMENTS, LLC (RIVERSOURCE). AS A RESULT OF ASSET ALLOCATION DECISIONS BY RIVERSOURCE, IT IS POSSIBLE RIVERSOURCE AGGRESSIVE GROWTH FUND MAY EXPERIENCE RELATIVELY LARGE PURCHASES OR REDEMPTIONS FROM RIVERSOURCE PORTFOLIO BUILDER FUNDS (SEE PAGE 22, CLASS I CAPITAL SHARE TRANSACTIONS FOR RELATED ACTIVITY DURING THE MOST RECENT FISCAL PERIOD). RIVERSOURCE SEEKS TO MINIMIZE THE IMPACT OF THESE TRANSACTIONS BY STRUCTURING THEM OVER A REASONABLE PERIOD OF TIME. RIVERSOURCE AGGRESSIVE GROWTH FUND MAY EXPERIENCE INCREASED EXPENSES AS IT BUYS AND SELLS SECURITIES TO MANAGE TRANSACTIONS FOR RIVERSOURCE PORTFOLIO BUILDER FUNDS. FOR MORE INFORMATION ON THE FUND'S EXPENSES, SEE THE DISCUSSIONS BEGINNING ON PAGES 20 AND 29.

Q: WHAT FACTORS AFFECTED PERFORMANCE THE MOST FOR YOUR PORTION OF THE FUND DURING THE SEMIANNUAL PERIOD?

    AMERICAN CENTURY: Telecommunications services led all sectors in contributing to returns relative to the Russell Index within our portion of the Fund. Our entire position in this sector focused on the wireless industry, and our portion of the Fund benefited as a result of the exploding Latin American wireless market. Two of our three best performing stocks during the period -- NII Holdings and America Movil -- are leaders in providing wireless access to that market.

    Our portion of the Fund maintained greater exposure to the energy sector during the period than the Russell Index. In particular, our portion of the Fund benefited from positions in several providers of energy equipment and services. As a whole, the energy sector accounted for approximately 30% of the return in our portion of the Fund.

    The health care sector contributed to our portion of the Fund's performance during the period, but it detracted from returns relative to the Russell Index. Stock selection in several health care providers was positive during the period. However, the pharmaceutical industry continued to

--------------------------------------------------------------------------------
6 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

- TELECOMMUNICATIONS SERVICES LED ALL SECTORS IN CONTRIBUTING TO RETURNS WITHIN OUR PORTION OF THE FUND.

    -- AMERICAN CENTURY

    struggle amid several regulatory controversies and corresponding lawsuits, and as a result, stock selection within biotechnology hurt returns in health care.

    Finally, weak security selection in the consumer discretionary sector detracted most from performance. In particular, a position in retailer Men's Wearhouse detracted from performance.

    TURNER: Within our portion of the Fund, our holdings in the consumer discretionary, energy and utility sectors provided the best performance relative to the Russell Index. Stocks with strong results included Monster Worldwide, Chico's, aQuantive, Wesco International and CNET Networks. Also contributing to performance were our holdings in energy and utility stocks. Within the energy sector, Ultra Petroleum and Range Resources led performance. NII Holdings and Alamosa Holdings in the utility sector were also strong performers for the period.

    Holdings in the health care sector detracted from performance. Weak performers included Allergan in the pharmaceutical sector, MGI Pharma in biotechnology and WellPoint in the managed health care area. Also detracting from performance were holdings in the technology sector, in particular, computer technology companies Avid Technology, F5 Networks and Ixia.

Q:  WHAT CHANGES DID YOU MAKE TO YOUR PORTION OF THE FUND'S PORTFOLIO AND WHY?

    AMERICAN CENTURY: With short-term interest rates rising amid signs that the U.S. housing market may finally be cooling, we reduced our position in the consumer discretionary sector during the period, in part by selling most of our positions in gaming stocks.

    In the industrials sector, we reduced our position in the aerospace and defense industry by half, primarily by eliminating positions in Rockwell Collins and Goodrich, two makers of aviation electronics systems and components. Both stocks declined sharply in late October after Goodrich warned investors that rising costs would hurt the company's 2006 earnings.

    Conversely, we substantially boosted our portion of the Fund's exposure in the energy sector and increased our position in telecommunications services.

--------------------------------------------------------------------------------
7 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

- IF ENERGY PRICES STABILIZE AND THE FEDERAL RESERVE MERELY HINTS AT THE END OF ITS TIGHTENING CYCLE, STOCKS COULD RALLY DURING THE NEXT SIX TO 12 MONTHS, PROPELLED BY A SLOWING BUT STILL SATISFACTORY RATE OF EARNINGS GROWTH.

    -- TURNER

    TURNER: In keeping with our investment philosophy, we remain "sector neutral" vs. the Russell Index. However, we have made a few adjustments to our portion of the Fund's industry weightings. For example, we significantly increased our weighting in the pharmaceutical industry during the period. Two new positions included Allergan and Shire Pharmaceuticals. Allergan is an eye care company that had better-than-expected sales of a drug to treat dry eyes. Shire Pharmaceuticals received positive news regarding settlement of a patent case as well as the reinstatement of a drug that was previously pulled from the Canadian market.

    We also increased our portion of the Fund's exposure to electronic equipment, investment banking and brokerage, and semiconductor industries. Within electronic equipment, we purchased Agilent Technologies because we believe recent restructuring at the company could result in a higher growth profile. In the investment banking and brokerage area we are favoring capital market sensitive stocks. In addition, we believe that semiconductor companies should benefit from an anticipated recovery in that industry at the end of 2005 and into 2006. As a result we initiated new positions in Micron Technology and Genesis Microchip during the period.

    We have scaled back significantly within the medical specialties industry. For example, we sold our position in Fisher Scientific International due to concerns over raw material costs and a lack of acquisitions and reduced our exposure to Bausch & Lomb. We have also decreased our position in the information technology services and the casinos and gaming industries. Within the casinos and gaming industry, some hotel and casinos stumbled during the period due to hurricane damage in the Gulf Coast and we reduced our exposure there. For example, we sold Harrah's Entertainment after the company lost two of its three riverboats.

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8 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

Q:  HOW DO YOU INTEND TO MANAGE YOUR PORTION OF THE FUND IN THE COMING MONTHS?

    AMERICAN CENTURY: Our process seeks to identify mid-sized and smaller companies with solid fundamental data supporting an acceleration in earnings and revenue. We have positioned our portfolio to take advantage of a rebound in traditional growth stock sectors after several years of outperformance by value stocks.

    As we have for some time, we foresee consolidation among health care providers as a trend that will improve efficiency in that industry. Consequently, positions in health care providers account for easily the highest concentration we have in our portion of the Fund in any one industry. Meanwhile, we will continue to observe trends within the telecommunications sector to evaluate whether the sector merits an even larger allocation as more consumers access wireless and digital technology.

    With long-term interest rates struggling to follow short-term rates higher, we also have sold positions within commercial banks. Those businesses, especially smaller banks, often struggle in a flat yield curve environment.

    We continue to maintain a substantial stake in the energy sector. Forecasts for strong natural gas prices this winter should boost the fortunes of gas exploration and production companies, and oil prices remain historically high. We will monitor closely whether conditions in the volatile oil and natural gas markets warrant a change in our thinking.

    TURNER: Going forward, we anticipate an earnings-driven rally. We think a reasonable case can be made that the current rising wave of inflation may be cresting and that any inflationary influences going forward will be tempered by modest increases in the nation's money supply and wages. If energy prices stabilize and the Federal Reserve merely hints at the end of its tightening cycle, stocks could rally during the next six to 12 months, propelled by a slowing but still satisfactory rate of earnings growth. However, if earnings are disappointing and corporate earnings guidance becomes increasingly negative, the probability of a rally would be slim.

    In terms of sector weightings, we remain neutral compared with the Russell Index, but in anticipation of what the market may bring, we have a large exposure to companies where we have the greatest conviction with respect to their earnings prospects. We currently favor Internet, energy, gaming, brokerage, managed care, biotechnology and wireless stocks.

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9 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

RIVERSOURCE AGGRESSIVE GROWTH FUND
NOV. 30, 2005 (UNAUDITED)
(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (97.0%)

ISSUER                                          SHARES         VALUE(a)
AEROSPACE & DEFENSE (2.0%)
Ceradyne                                         5,000(b)     $  235,450
Precision Castparts                             34,599         1,764,203
                                                            ------------
Total                                                          1,999,653
------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (1.0%)
C.H. Robinson Worldwide                         11,420           461,939
UTI Worldwide                                    6,005(c)        584,226
                                                            ------------
Total                                                          1,046,165
------------------------------------------------------------------------

AIRLINES (1.4%)
AirTran Holdings                                31,775(b)        477,261
SkyWest                                         22,003           653,489
US Airways Group                                 7,149(b)        240,135
                                                            ------------
Total                                                          1,370,885
------------------------------------------------------------------------

BEVERAGES (0.4%)
Hansen Natural                                   5,630(b)        437,170
------------------------------------------------------------------------

BIOTECHNOLOGY (1.6%)
Celgene                                          7,060(b)        430,095
MedImmune                                       15,160(b)        544,395
Protein Design Labs                             13,350(b)        371,798
United Therapeutics                              3,150(b)        225,005
                                                            ------------
Total                                                          1,571,293
------------------------------------------------------------------------

CAPITAL MARKETS (5.6%)
Affiliated Managers Group                        7,720(b)        608,645
Ameritrade Holding                              41,672(b)        973,457
E*TRADE Financial                               26,025(b)        508,008
Investment Technology Group                     20,612(b)        801,601
Janus Capital Group                             19,025           364,709
Legg Mason                                       4,350           533,528
Mellon Financial                                11,320           380,805
Northern Trust                                   4,550           239,740
SEI Investments                                  8,280           338,238
T Rowe Price Group                              12,070           868,436
                                                            ------------
Total                                                          5,617,167
------------------------------------------------------------------------

CHEMICALS (0.3%)
NOVA Chemicals                                   8,370(c)        315,131
------------------------------------------------------------------------

COMMERCIAL BANKS (0.2%)
Colonial BancGroup                               9,810           244,367
------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (1.7%)
Administaff                                     12,675          $571,009
Manpower                                         8,930           414,799
Monster Worldwide                               17,710(b)        688,918
                                                            ------------
Total                                                          1,674,726
------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (3.2%)
ADTRAN                                           3,470           102,573
Comverse Technology                             20,410(b)        534,946
F5 Networks                                     12,080(b)        638,186
Foundry Networks                                37,010(b)        514,069
JDS Uniphase                                   202,580(b)        520,631
NETGEAR                                          8,590(b)        165,787
Powerwave Technologies                          37,526(b)        471,327
SiRF Technology Holdings                         8,890(b)        246,431
                                                            ------------
Total                                                          3,193,950
------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.5%)
Electronics for Imaging                          9,474(b)        264,609
Intergraph                                      15,239(b)        731,777
Network Appliance                               16,520(b)        481,062
                                                            ------------
Total                                                          1,477,448
------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (3.3%)
Foster Wheeler                                  33,604(b)      1,170,427
Jacobs Engineering Group                         3,709(b)        240,974
McDermott Intl                                  13,414(b)        561,510
Quanta Services                                 96,290(b)      1,362,504
                                                            ------------
Total                                                          3,335,415
------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.0%)
CEMEX ADR                                       13,497(c)        759,881
Florida Rock Inds                                4,000           199,480
                                                            ------------
Total                                                            959,361
------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (2.4%)
Alliance Capital Management Holding LP           4,393           239,638
CBOT Holdings Cl A                                 890(b)         86,108
Chicago Mercantile Exchange Holdings             1,340           474,561
Moody's                                          7,760           466,764
NASDAQ Stock Market                             28,414(b)      1,111,839
                                                            ------------
Total                                                          2,378,910
------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

ISSUER                                          SHARES         VALUE(a)
ELECTRICAL EQUIPMENT (0.8%)
AMETEK                                           8,500       $   362,185
Roper Inds                                      12,090           476,346
                                                            ------------
Total                                                            838,531
------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.4%)
Agilent Technologies                            51,889(b)      1,850,361
Cogent                                          12,140(b)        286,747
Itron                                            4,750(b)        222,063
                                                            ------------
Total                                                          2,359,171
------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (4.5%)
Cal Dive Intl                                    3,260(b)        236,709
ENSCO Intl                                      15,180           718,925
Grant Prideco                                    6,480(b)        248,767
Helmerich & Payne                                8,644           501,525
Natl Oilwell Varco                              29,914(b)      1,813,386
TODCO Cl A                                      23,976           996,682
                                                            ------------
Total                                                          4,515,994
------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.2%)
AEON                                            16,000(c)        356,266
Whole Foods Market                               5,579           821,675
                                                            ------------
Total                                                          1,177,941
------------------------------------------------------------------------

GAS UTILITIES (0.2%)
Questar                                          2,740           204,294
------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.6%)
Alcon                                            7,760(c)      1,087,952
Bausch & Lomb                                    3,000           243,780
Dade Behring Holdings                           12,140           496,405
Intuitive Surgical                               2,584(b)        288,684
Thoratec                                        12,531(b)        256,259
Varian Medical Systems                           4,090(b)        207,854
                                                            ------------
Total                                                          2,580,934
------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (13.2%)
Aetna                                            7,333           678,229
Caremark Rx                                     17,053(b)        876,354
Cerner                                          25,390(b)      2,447,595
Community Health Systems                         5,490(b)        220,094
Coventry Health Care                            12,807(b)        762,913
DaVita                                           7,010(b)        367,955
Express Scripts                                 19,278(b)      1,628,220
Health Net                                      19,128(b)        976,102
Humana                                          10,962(b)        502,388
Omnicare                                        39,428         2,245,425
PacifiCare Health Systems                        7,390(b)       $635,836
Pharmaceutical Product Development              22,372         1,304,064
Psychiatric Solutions                            4,158(b)        234,594
WellChoice                                       5,470(b)        423,652
                                                            ------------
Total                                                         13,303,421
------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (2.0%)
MGM Mirage                                      12,320(b)        469,515
Red Robin Gourmet Burgers                        3,680(b)        202,032
Round One                                           66(c)        246,811
Scientific Games Cl A                           14,910(b)        422,400
Station Casinos                                  9,508           659,285
                                                            ------------
Total                                                          2,000,043
------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.4%)
Harman Intl Inds                                 3,740           364,650
------------------------------------------------------------------------

INSURANCE (1.8%)
ACE                                              4,453(c)        247,142
Aon                                             33,866         1,233,060
Brown & Brown                                    3,155            92,063
HCC Insurance Holdings                           9,110           278,311
                                                            ------------
Total                                                          1,850,576
------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.3%)
NutriSystem                                      6,593(b)        256,665
------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (2.4%)
Akamai Technologies                             25,760(b)        514,170
aQuantive                                       10,330(b)        277,774
CNET Networks                                   52,747(b)        790,677
Digital Insight                                  4,793(b)        158,744
Openwave Systems                                18,660(b)        309,943
ValueClick                                      17,390(b)        328,323
                                                            ------------
Total                                                          2,379,631
------------------------------------------------------------------------

IT SERVICES (1.6%)
Global Payments                                  8,410           368,190
MPS Group                                       19,500(b)        245,115
Paychex                                         23,526           997,737
                                                            ------------
Total                                                          1,611,042
------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

ISSUER                                          SHARES         VALUE(a)
MACHINERY (2.0%)
JLG Inds                                        11,002        $  500,590
Joy Global                                       7,200           380,808
Manitowoc                                        9,305           466,181
Oshkosh Truck                                    8,330           374,267
Terex                                            4,980(b)        306,868
                                                              ----------
Total                                                          2,028,714
------------------------------------------------------------------------

MEDIA (1.3%)
Getty Images                                     4,880(b)        445,495
Sirius Satellite Radio                         114,190(b)        816,459
                                                              ----------
Total                                                          1,261,954
------------------------------------------------------------------------

METALS & MINING (3.3%)
Allegheny Technologies                          19,789           652,641
CONSOL Energy                                    7,150           462,748
Freeport-McMoRan Copper & Gold Cl B              7,840           408,542
Peabody Energy                                  12,438           980,862
Titanium Metals                                 13,095(b)        826,949
                                                              ----------
Total                                                          3,331,742
------------------------------------------------------------------------

MULTILINE RETAIL (0.9%)
Nordstrom                                       14,540           536,235
Takashimaya                                     25,000(c)        386,895
                                                              ----------
Total                                                            923,130
------------------------------------------------------------------------

OIL & GAS (4.3%)
Chesapeake Energy                                9,000           260,550
Newfield Exploration                             7,360(b)        340,474
Range Resources                                 14,590           543,332
Southwestern Energy                             55,612(b)      1,894,700
Sunoco                                           7,110           548,892
Ultra Petroleum                                  4,490(b)        241,472
XTO Energy                                      11,080           450,845
                                                              ----------
Total                                                          4,280,265
------------------------------------------------------------------------

PHARMACEUTICALS (2.1%)
Allergan                                         5,320           532,000
Barr Pharmaceuticals                             5,870(b)        336,645
Kos Pharmaceuticals                              6,130(b)        408,135
Sepracor                                         8,840(b)        486,023
Shire Pharmaceuticals ADR                       10,090(c)        368,689
                                                              ----------
Total                                                          2,131,492
------------------------------------------------------------------------

REAL ESTATE (0.6%)
CB Richard Ellis Group Cl A                      4,570(b)        253,635
Mitsui Fudosan                                  21,000(c)        336,744
                                                              ----------
Total                                                            590,379
------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (0.7%)
Starwood Hotels & Resorts
  Worldwide Unit                                11,720          $709,061
------------------------------------------------------------------------

ROAD & RAIL (0.6%)
Norfolk Southern                                 7,340           324,721
Tokyu Land                                      43,000(c)        316,219
                                                              ----------
Total                                                            640,940
------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (7.1%)
Advanced Micro Devices                          48,499(b)      1,269,704
ASML Holding                                    20,490(b),(c)    392,588
ATI Technologies                                16,650(b),(c)    272,394
Broadcom Cl A                                   23,530(b)      1,095,086
Cymer                                            6,627(b)        253,284
Genesis Microchip                               13,680(b)        306,432
Intersil Cl A                                   20,456           524,696
KLA-Tencor                                      15,320           784,231
Lam Research                                     6,680(b)        250,767
Micron Technology                               40,790(b)        581,665
Microsemi                                        9,981(b)        276,973
Natl Semiconductor                              10,368           268,324
Silicon Laboratories                            14,770(b)        573,815
Varian Semiconductor Equipment Associates        8,890(b)        391,338
                                                              ----------
Total                                                          7,241,297
------------------------------------------------------------------------

SOFTWARE (0.7%)
Business Objects ADR                            15,757(b),(c)     626,183
Salesforce.com                                   1,820(b)         57,967
                                                              ----------
Total                                                            684,150
------------------------------------------------------------------------

SPECIALTY RETAIL (5.2%)
Abercrombie & Fitch Cl A                         4,322           265,025
Charming Shoppes                                 9,684(b)        113,787
Chico's FAS                                     31,382(b)      1,384,261
Children's Place Retail Stores                   2,594(b)        128,662
Circuit City Stores                             14,210           297,415
GameStop Cl A                                    8,410(b)        282,912
Gymboree                                         6,182(b)        139,466
Tiffany & Co                                    16,173           658,241
Urban Outfitters                                28,700(b)        885,682
Williams-Sonoma                                 12,860(b)        557,995
Yamada Denki                                     4,600(c)        471,407
                                                              ----------
Total                                                          5,184,853
------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.3%)
Coach                                           24,780(b)        853,175
Polo Ralph Lauren                                7,800           418,080
                                                              ----------
Total                                                          1,271,255
------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

ISSUER                                          SHARES         VALUE(a)
TRADING COMPANIES & DISTRIBUTORS (0.9%)
Watsco                                           4,300       $   269,825
WESCO Intl                                      16,357(b)        682,905
                                                            ------------
Total                                                            952,730
------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (7 0%)
America Movil ADR Series L5                      4,861(c)      1,575,607
American Tower Cl A                             46,792(b)      1,276,954
Crown Castle Intl                               30,589(b)        838,139
NII Holdings                                    70,510(b)      3,063,659
SBA Communications Cl A                         14,349(b)        264,596
                                                            ------------
Total                                                          7,018,955
------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $83,426,519)                                          $97,315,451
------------------------------------------------------------------------

SHORT-TERM SECURITIES (3.9%)

                                              AMOUNT
                     EFFECTIVE              PAYABLE AT
ISSUER                YIELD                  MATURITY         VALUE(a)
COMMERCIAL PAPER
BNP Paribas Finance
   12-01-05            4.04%                $2,700,000      $  2,699,697
Rabobank USA Financial
   12-01-05            4.03                  1,200,000         1,199,866
------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $3,900,000)                                          $  3,899,563
------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $87,326,519)(d)                                      $101,215,014
========================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Nov. 30, 2005, the value of foreign securities represented 8.3% of net assets.

(d) At Nov. 30, 2005, the cost of securities for federal income tax purposes was approximately $87,327,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                $14,311,000
    Unrealized depreciation                   (423,000)
                                           ------------
    Net unrealized appreciation            $13,888,000

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
13 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RIVERSOURCE AGGRESSIVE GROWTH FUND
NOV. 30, 2005 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)
  (identified cost $87,326,519)                                                         $101,215,014
Cash in bank on demand deposit                                                               137,828
Capital shares receivable                                                                     11,358
Dividends and accrued interest receivable                                                     19,538
Receivable for investment securities sold                                                  1,562,582
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                  4,671
----------------------------------------------------------------------------------------------------
Total assets                                                                             102,950,991
----------------------------------------------------------------------------------------------------

LIABILITIES
Payable for investment securities purchased                                                2,527,125
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                    268
Accrued investment management services fee                                                     2,438
Accrued distribution fee                                                                       8,990
Accrued transfer agency fee                                                                      227
Accrued administrative services fee                                                              164
Other accrued expenses                                                                        72,301
----------------------------------------------------------------------------------------------------
Total liabilities                                                                          2,611,513
----------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                      $100,339,478
====================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                $    123,259
Additional paid-in capital                                                                85,983,569
Net operating loss                                                                          (368,227)
Accumulated net realized gain (loss) (Note 7)                                                708,383
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)            13,892,494
----------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                $100,339,478
====================================================================================================
Net assets applicable to outstanding shares:              Class A                       $ 31,217,272
                                                          Class B                       $  8,076,815
                                                          Class C                       $    629,777
                                                          Class I                       $ 60,365,633
                                                          Class Y                       $     49,981
Net asset value per share of outstanding capital stock:   Class A shares   3,844,078    $       8.12
                                                          Class B shares   1,013,178    $       7.97
                                                          Class C shares      79,018    $       7.97
                                                          Class I shares   7,383,487    $       8.18
                                                          Class Y shares       6,132    $       8.15

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS
RIVERSOURCE AGGRESSIVE GROWTH FUND

SIX MONTHS ENDED NOV. 30, 2005 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends                                                                                 $  182,757
Interest                                                                                      56,446
   Less foreign taxes withheld                                                                  (194)
----------------------------------------------------------------------------------------------------
Total income                                                                                 239,009
----------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                           390,506
Distribution fee
   Class A                                                                                    35,668
   Class B                                                                                    37,880
   Class C                                                                                     2,920
Transfer agency fee                                                                           44,895
Incremental transfer agency fee
   Class A                                                                                     3,582
   Class B                                                                                     1,887
   Class C                                                                                       102
Service fee -- Class Y                                                                            20
Administrative services fees and expenses                                                     25,186
Compensation of board members                                                                  5,302
Custodian fees                                                                                61,685
Printing and postage                                                                          18,810
Registration fees                                                                             49,995
Audit fees                                                                                    14,000
Other                                                                                            439
----------------------------------------------------------------------------------------------------
Total expenses                                                                               692,877
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)          (84,975)
----------------------------------------------------------------------------------------------------
                                                                                             607,902
   Earnings credits on cash balances (Note 2)                                                   (557)
----------------------------------------------------------------------------------------------------
Total net expenses                                                                           607,345
----------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                             (368,336)
----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                          1,500,182
   Foreign currency transactions                                                              60,701
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                    1,560,883
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                      8,286,278
----------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                      9,847,161
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                           $9,478,825
====================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS
RIVERSOURCE AGGRESSIVE GROWTH FUND

                                                                               NOV. 30, 2005     MAY 31, 2005
                                                                             SIX MONTHS ENDED     YEAR ENDED
                                                                                (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS

Investment income (loss) -- net                                               $   (368,336)      $  (387,923)
Net realized gain (loss) on investments                                          1,560,883          (471,590)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies            8,286,278         3,657,382
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  9,478,825         2,797,869
------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                           --           (45,007)
      Class I                                                                           --           (51,354)
      Class Y                                                                           --               (87)
   Net realized gain
      Class A                                                                           --          (246,040)
      Class B                                                                           --           (51,788)
      Class C                                                                           --            (3,559)
      Class I                                                                           --          (139,015)
      Class Y                                                                           --              (321)
------------------------------------------------------------------------------------------------------------
Total distributions                                                                     --          (537,171)
------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Proceeds from sales
   Class A shares (Note 2)                                                       6,373,808        16,827,755
   Class B shares                                                                1,887,029         5,226,812
   Class C shares                                                                  183,741           212,899
   Class I shares                                                               17,404,153        34,131,333
   Class Y shares                                                                   10,000            18,116
Reinvestment of distributions at net asset value
   Class A shares                                                                       --           218,876
   Class B shares                                                                       --            51,335
   Class C shares                                                                       --             3,385
   Class I shares                                                                       --           190,223
   Class Y shares                                                                       --               218
Payments for redemptions
   Class A shares                                                               (3,234,777)       (9,893,555)
   Class B shares (Note 2)                                                      (1,479,031)       (1,978,351)
   Class C shares (Note 2)                                                         (54,782)          (33,864)
   Class I shares                                                               (2,080,029)       (1,935,046)
   Class Y shares                                                                       --           (15,827)
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions               19,010,112        43,024,309
------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                         28,488,937        45,285,007
Net assets at beginning of period                                               71,850,541        26,565,534
------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                   $100,339,478       $71,850,541
============================================================================================================
Undistributed net investment income (loss)                                    $   (368,227)      $       109
------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE AGGRESSIVE GROWTH FUND (FORMERLY AXP PARTNERS AGGRESSIVE GROWTH
FUND) (UNAUDITED AS TO NOV. 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of medium-sized U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Nov. 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) and the RiverSource Portfolio Builder Funds owned 100% of Class I shares, which represents 60.16% of the Fund's net assets.

At Nov. 30, 2005, Ameriprise Financial and Portfolio Builder Funds owned approximately 60% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
17 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
19 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.89% to 0.765% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $859 for the six months ended Nov. 30, 2005.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.06% to 0.035% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

The Investment Manager has Subadvisory Agreements with Turner Investment Partners, Inc. and American Century Investment Management, Inc. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

- Class A $19.50

- Class B $20.50

- Class C $20.00

- Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $53,393 for Class A and $1,913 for Class B for the six months ended Nov. 30, 2005.

For the six months ended Nov. 30, 2005, the Investment Manager and its affiliates waived certain fees and expenses to 1.50% for Class A, 2.29% for Class B, 2.29% for Class C, 1.17% for Class I and 1.33% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $26,969, $6,851, $476 and $35, respectively, and the management fees waived at the Fund level were $50,644. Under an agreement which was effective until Sept. 30, 2005, net expenses would not exceed 1.53% for Class A, 2.32% for Class B, 2.33% for Class C, 1.21% for Class I and 1.35% for Class Y of the Fund's average daily net assets. Beginning Oct. 1, 2005, a new agreement to waive certain fees and expenses is effective until May 31, 2006, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.44% for Class A, 2.21% for Class B, 2.20% for Class C, 1.09% for Class I and 1.27% for Class Y of the Fund's average daily net assets.

During the six months ended Nov. 30, 2005, the Fund's custodian and transfer agency fees were reduced by $557 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

--------------------------------------------------------------------------------
21 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $112,170,257 and $95,444,700, respectively, for the six months ended Nov. 30, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                           SIX MONTHS ENDED NOV. 30, 2005
                                               CLASS A     CLASS B     CLASS C      CLASS I     CLASS Y
-------------------------------------------------------------------------------------------------------
Sold                                           830,147     249,515     24,634     2,254,954      1,311
Issued for reinvested distributions                 --          --         --            --         --
Redeemed                                      (418,913)   (195,414)    (7,134)     (262,296)        --
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                        411,234      54,101     17,500     1,992,658      1,311
-------------------------------------------------------------------------------------------------------

                                                              YEAR ENDED MAY 31, 2005
                                               CLASS A     CLASS B     CLASS C      CLASS I     CLASS Y
-------------------------------------------------------------------------------------------------------
Sold                                         2,400,596     752,817     31,064     4,745,978      2,453
Issued for reinvested distributions             30,107       7,140        471        26,058         30
Redeemed                                    (1,377,012)   (288,973)    (4,848)     (299,763)    (2,096)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                      1,053,691     470,984     26,687     4,472,273        387
-------------------------------------------------------------------------------------------------------

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Nov. 30, 2005, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                                         CURRENCY TO     CURRENCY TO     UNREALIZED    UNREALIZED
EXCHANGE DATE                           BE DELIVERED     BE RECEIVED    APPRECIATION  DEPRECIATION
--------------------------------------------------------------------------------------------------
Dec. 1, 2005                                 663,698         105,054       $   53         $ --
                                        Danish Krone     U.S. Dollar

Dec. 2, 2005                                 339,201          53,555           --          108
                                        Danish Krone     U.S. Dollar

Dec. 2, 2005                                 418,504          66,050           --          160
                                        Danish Krone     U.S. Dollar

Dec. 30, 2005                            167,524,500       1,408,082        4,618           --
                                        Japanese Yen     U.S. Dollar
--------------------------------------------------------------------------------------------------
Total                                                                      $4,671         $268
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
22 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2005.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $593,899 at May 31, 2005, that if not offset by capital gains will expire 2013. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
23 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPOR

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                            2005(h)      2005       2004       2003(b)
Net asset value, beginning of period                                 $ 7.29        $6.95     $ 5.60     $ 5.08
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           (.03)        (.03)      (.04)      (.01)
Net gains (losses) (both realized and unrealized)                       .86          .46       1.65        .53
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .83          .43       1.61        .52
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from investment income                                         --         (.02)        --         --
Distributions from realized gains                                        --         (.07)      (.26)        --
--------------------------------------------------------------------------------------------------------------
Total distributions                                                      --         (.09)      (.26)        --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 8.12        $7.29     $ 6.95     $ 5.60
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                              $   31        $  25     $   17     $    5
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                   1.50%(e)     1.55%      1.55%      1.46%(e)
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      (.96%)(e)    (.90%)    (1.20%)    (1.20%)(e)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               112%         218%       189%        27%
--------------------------------------------------------------------------------------------------------------
Total return(f)                                                       11.39%(g)     6.17%     29.09%     10.24%(g)
--------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.81% for the six months ended Nov. 30, 2005 and 1.97%, 3.02% and 24.14% for the periods ended May 31, 2005, 2004 and 2003, respectively.

(e) Adjusted to an annual basis.

(f) Total return does not reflect payment of a sales charge.

(g) Not annualized.

(h) Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
24 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                            2005(h)      2005       2004       2003(b)
Net asset value, beginning of period                                 $ 7.18        $ 6.89     $ 5.59     $ 5.08
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           (.06)         (.06)      (.07)      (.02)
Net gains (losses) (both realized and unrealized)                       .85           .42       1.63        .53
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .79           .36       1.56        .51
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                        --          (.07)      (.26)        --
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 7.97        $ 7.18     $ 6.89     $ 5.59
---------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                              $    8        $    7     $    3     $   --
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                   2.29%(e)      2.34%      2.34%      2.25%(e)
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (1.74%)(e)    (1.70%)    (1.97%)    (1.92%)(e)
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               112%          218%       189%        27%
---------------------------------------------------------------------------------------------------------------
Total return(f)                                                       11.00%(g)      5.29%     28.22%     10.04%(g)
---------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.58% for the six months ended Nov. 30, 2005 and 2.75%, 3.81% and 24.93% for the periods ended May 31, 2005, 2004 and 2003, respectively.

(e) Adjusted to an annual basis.

(f) Total return does not reflect payment of a sales charge.

(g) Not annualized.

(h) Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
25 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                            2005(h)      2005       2004       2003(b)
Net asset value, beginning of period                                 $ 7.18       $ 6.89     $ 5.59     $ 5.08
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           (.06)        (.07)      (.07)      (.02)
Net gains (losses) (both realized and unrealized)                       .85          .43       1.63        .53
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .79          .36       1.56        .51
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                        --         (.07)      (.26)        --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 7.97       $ 7.18     $ 6.89     $ 5.59
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                              $    1       $   --     $   --     $   --
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                   2.29%(e)     2.35%      2.35%      2.21%(e)
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (1.75%)(e)   (1.70%)    (1.98%)    (1.95%)(e)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               112%         218%       189%        27%
--------------------------------------------------------------------------------------------------------------
Total return(f)                                                       11.00%(g)     5.29%     28.22%     10.04%(g)
--------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.57% for the six months ended Nov. 30, 2005 and 2.75%, 3.82% and 24.94% for the periods ended May 31, 2005, 2004 and 2003, respectively.

(e) Adjusted to an annual basis.

(f) Total return does not reflect payment of a sales charge.

(g) Not annualized.

(h) Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
26 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                            2005(h)      2005       2004(b)
Net asset value, beginning of period                                 $ 7.32        $6.97     $ 7.14
---------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           (.02)          --       (.03)
Net gains (losses) (both realized and unrealized)                       .88          .45       (.14)
---------------------------------------------------------------------------------------------------
Total from investment operations                                        .86          .45       (.17)
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                     --         (.03)        --
Distributions from realized gains                                        --         (.07)        --
---------------------------------------------------------------------------------------------------
Total distributions                                                      --         (.10)        --
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 8.18        $7.32     $ 6.97
---------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                              $   60        $  39     $    6
---------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                   1.17%(e)     1.23%      1.14%(e)
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      (.63%)(e)    (.59%)     (.72%)(e)
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               112%         218%       189%
---------------------------------------------------------------------------------------------------
Total return(f)                                                       11.75%(g)     6.49%     (2.38%)(g)
---------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 1.29% for the six months ended Nov. 30, 2005 and 1.50% and 2.70% for the periods ended May 31, 2005 and 2004, respectively.

(e) Adjusted to an annual basis.

(f) Total return does not reflect payment of a sales charge.

(g) Not annualized.

(h) Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
27 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

CLASS Y

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                            2005(h)      2005       2004       2003(b)
Net asset value, beginning of period                                 $ 7.31        $6.96     $ 5.60     $ 5.08
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           (.03)        (.01)      (.04)      (.01)
Net gains (losses) (both realized and unrealized)                       .87          .45       1.66        .53
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .84          .44       1.62        .52
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                     --         (.02)        --         --
Distributions from realized gains                                        --         (.07)      (.26)        --
--------------------------------------------------------------------------------------------------------------
Total distributions                                                      --         (.09)      (.26)        --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 8.15        $7.31     $ 6.96     $ 5.60
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                              $   --        $  --     $   --     $   --
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                   1.33%(e)     1.37%      1.37%      1.30%(e)
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      (.78%)(e)    (.74%)    (1.03%)    (1.03%)(e)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               112%         218%       189%        27%
--------------------------------------------------------------------------------------------------------------
Total return(f)                                                       11.49%(g)     6.40%     29.26%     10.24%(g)
--------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.62% for the six months ended Nov. 30, 2005 and 1.80%, 2.84% and 23.96% for the periods ended May 31, 2005, 2004 and 2003, respectively.

(e) Adjusted to an annual basis.

(f) Total return does not reflect payment of a sales charge.

(g) Not annualized.

(h) Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
28 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2005.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
29 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

                                                       BEGINNING        ENDING            EXPENSES
                                                     ACCOUNT VALUE   ACCOUNT VALUE       PAID DURING        ANNUALIZED
                                                      JUNE 1, 2005   NOV. 30, 2005      THE PERIOD(a)      EXPENSE RATIO
Class A
  Actual(b)                                                 $1,000       $1,113.90             $ 7.95(c)            1.50%
  Hypothetical (5% return before expenses)                  $1,000       $1,017.55             $ 7.59(c)            1.50%
Class B
  Actual(b)                                                 $1,000       $1,110.00             $12.11(c)            2.29%
  Hypothetical (5% return before expenses)                  $1,000       $1,013.59             $11.56(c)            2.29%
Class C
  Actual(b)                                                 $1,000       $1,110.00             $12.11(c)            2.29%
  Hypothetical (5% return before expenses)                  $1,000       $1,013.59             $11.56(c)            2.29%
Class I
  Actual(b)                                                 $1,000       $1,117.50             $ 6.21(c)            1.17%
  Hypothetical (5% return before expenses)                  $1,000       $1,019.20             $ 5.92(c)            1.17%
Class Y
  Actual(b)                                                 $1,000       $1,114.90             $ 7.05(c)            1.33%
  Hypothetical (5% return before expenses)                  $1,000       $1,018.40             $ 6.73(c)            1.33%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Nov. 30, 2005: +11.39% for Class A, +11.00% for Class B, +11.00% for Class C, +11.75% for Class I and +11.49% for Class Y.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.44% for Class A; 2.21% for Class B; 2.20% for Class C; 1.09% for Class I; and 1.27% for Class Y. If the revised fee schedule under the Administrative Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Nov. 30, 2005, the actual expenses paid would have been $7.63 for Class A, $11.69 for Class B, $11.64 for Class C, $5.79 for Class I and $6.73 for Class Y; the hypothetical expenses paid would have been $7.28 for Class A, $11.16 for Class B, $11.11 for Class C, $5.52 for Class I and $6.43 for Class Y.

--------------------------------------------------------------------------------
30 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

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31 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds, the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the New IMS Agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

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32 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance in 2004 approximated the median.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

--------------------------------------------------------------------------------
33 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients as well as those paid to subadvisers. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment or was due to the added costs associated with having subadvisers manage the Fund). The Board considered that advisory fees under the New IMS Agreement would stay the same. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed. Furthermore, the Board considered that there was limited opportunity for the Fund to achieve large-scale growth and thus provide RiverSource with potential economies of scale.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

--------------------------------------------------------------------------------
34 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

--------------------------------------------------------------------------------
35 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

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36 -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2005 SEMIANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

S-6271 D (1/06)

SEMIANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE(SM)
FUNDAMENTAL GROWTH FUND

SEMIANNUAL REPORT FOR THE PERIOD ENDED NOV. 30, 2005

- RIVERSOURCE FUNDAMENTAL GROWTH FUND (FORMERLY AXP(R) PARTNERS GROWTH FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

TABLE OF CONTENTS

Fund Snapshot                                                                  3
Performance Summary                                                            4
Questions & Answers with Portfolio Management                                  6
Investments in Securities                                                     10
Financial Statements                                                          13
Notes to Financial Statements                                                 16
Fund Expenses Example                                                         27
Approval of Investment Management Services Agreement                          29
Proxy Voting                                                                  33

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2 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT

FUND SNAPSHOT
AT NOV. 30, 2005

PORTFOLIO MANAGERS

GOLDMAN SACHS ASSET MANAGEMENT*

PORTFOLIO MANAGERS             SINCE         YEARS IN INDUSTRY
Steven M. Barry                 4/03                20
Kenneth T. Berents              4/03                25
Herbert E. Ehlers               4/03                36
Gregory H. Ekizian, CFA         4/03                20
Prashant R. Khemka, CFA        12/04                 8
Scott Kolar, CFA                4/03                11
Andrew F. Pyne                  4/03                14
David G. Shell, CFA             4/03                18

* As of Jan. 3, 2006 Goldman Sachs has changed their portfolio management team assigned to this fund. Kenneth Berents, Herbert Ehlers, Prashant Khemka, Scott Kolar and Andrew Pyne are no longer listed as members of the team and Kumar Venkateswaran and Vivek Agarwal have been added to the team.

WELLINGTON MANAGEMENT COMPANY, LLP

PORTFOLIO MANAGERS             SINCE         YEARS IN INDUSTRY
John A. Boselli, CFA           4/05                 21
Andrew J. Shilling, CFA        4/05                 15

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates by class
A: 4/24/03        B: 4/24/03        C: 4/24/03       I: 3/4/04        Y: 4/24/03

Ticker symbols by class
A: AXPAX          B: --             C: --            I: APGIX         Y: --

Total net assets             $138.1 million

Number of holdings                       83

SECTOR COMPOSITION

[CHART]

PERCENTAGE OF PORTFOLIO ASSETS

Information Technology                            26.7%
Health Care                                       20.3%
Financials                                        16.6%
Consumer Discretionary                            15.2%
Industrials                                        6.6%
Consumer Staples                                   5.4%
Energy                                             4.6%
Telecommunication Services                         1.9%
Short-Term Securities                              1.7%
Materials                                          1.0%

TOP TEN HOLDINGS

PERCENTAGE OF PORTFOLIO ASSETS

QUALCOMM (Communications Equipment)                 3.8%
Microsoft (Software)                                3.7
Medtronics (Home Care Equipment & Supplies)         3.2
Yahoo! (Internet Software & Services)               3.0
Electronic Arts (Software)                          3.0
Amgen (Biotechnology)                               2.9
Freddie Mac (Thrifts & Mortgage Finance)            2.6
Google Cl A (Internet Software & Services)          2.4
UnitedHealth Group
(Health Care Providers & Services)                  2.2
Schlumberger (Energy Equipment & Services)          2.2

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

[CHART]

PERFORMANCE COMPARISON
FOR THE SIX-MONTH PERIOD ENDED NOV. 30, 2005

RiverSource Fundamental Growth Fund Class A (excluding sales charge)    +6.39%
Russell 1000(R) Growth Index(1) (unmanaged)                             +7.05%
Lipper Large-Cap Growth Funds Index(2)                                  +9.47%

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds.

(1) The Russell 1000 Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

STYLE MATRIX

                      STYLE
            VALUE     BLEND    GROWTH
SIZE
LARGE                            X
MEDIUM
SMALL

SHADING WITHIN THE STYLE MATRIX INDICATES AREAS IN WHICH THE FUND GENERALLY INVESTS.

--------------------------------------------------------------------------------
4 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

                          CLASS A            CLASS B                  CLASS C          CLASS I     CLASS Y
                         (4/24/03)          (4/24/03)                (4/24/03)        (3/4/04)    (4/24/03)
                                                     AFTER                   AFTER
(INCEPTION DATES)    NAV(1)     POP(2)   NAV(1)     CDSC(3)      NAV(1)     CDSC(4)     NAV(5)      NAV(6)
AT NOV. 30, 2005

6 months*            +6.39%     +0.28%   +5.98%     +0.98%       +6.15%     +5.15%      +6.70%      +6.53%
1 year               +6.95%     +0.80%   +6.17%     +1.17%       +6.15%     +5.15%      +7.44%      +7.27%
Since inception      +8.53%     +6.09%   +7.65%     +6.27%       +7.72%     +7.72%      +1.33%      +8.81%

AT DEC. 31, 2005

6 months*            +5.81%     -0.28%   +5.38%     +0.38%       +5.38%     +4.38%      +6.22%      +5.95%
1 year               +2.98%     -2.94%   +2.17%     -2.83%       +2.17%     +1.17%      +3.40%      +3.30%
Since inception      +8.31%     +5.95%   +7.45%     +6.12%       +7.45%     +7.45%      +1.40%      +8.58%

(1)   EXCLUDING SALES CHARGE.
(2)   RETURNS AT PUBLIC OFFERING PRICE (POP) REFLECT A SALES CHARGE OF 5.75%.
(3) RETURNS AT MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC). CDSC APPLIES AS FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEAR 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER.
(4)   1% CDSC APPLIES TO REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE.
(5) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO ELIGIBLE INVESTORS ONLY, CURRENTLY LIMITED TO RIVERSOURCE PORTFOLIO BUILDER FUNDS, SIX AFFILIATED FUNDS-OF-FUNDS.
(6)   SALES  CHARGE  IS NOT  APPLICABLE  TO THESE  SHARES.  SHARES  AVAILABLE
      TO INSTITUTIONAL INVESTORS ONLY.
*     NOT ANNUALIZED.

--------------------------------------------------------------------------------
5 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

                           WITH PORTFOLIO MANAGEMENT

RIVERSOURCE FUNDAMENTAL GROWTH FUND ROSE 6.39% DURING THE SEMIANNUAL PERIOD ENDED NOV. 30, 2005 (CLASS A SHARES, EXCLUDING SALES CHARGE), UNDERPERFORMING THE 7.05% RETURN OF ITS BENCHMARK, THE RUSSELL 1000 GROWTH INDEX (RUSSELL INDEX). THE FUND ALSO UNDERPERFORMED ITS PEER GROUP, AS REPRESENTED BY THE LIPPER LARGE-CAP GROWTH FUNDS INDEX, WHICH INCREASED 9.47% DURING THE SAME TIME FRAME.

RIVERSOURCE FUNDAMENTAL GROWTH FUND'S PORTFOLIO IS MANAGED BY TWO INDEPENDENT MONEY MANAGEMENT FIRMS. AS OF NOV. 30, 2005, GOLDMAN SACHS ASSET MANAGEMENT, L.P. (GOLDMAN SACHS) AND WELLINGTON MANAGEMENT COMPANY, LLP (WELLINGTON MANAGEMENT) EACH MANAGED APPROXIMATELY 50% OF THE FUND'S PORTFOLIO.

AT NOV. 30, 2005, APPROXIMATELY 81% OF THE FUND'S SHARES WERE OWNED IN AGGREGATE BY RIVERSOURCE PORTFOLIO BUILDER FUNDS, A GROUP OF SIX ASSET ALLOCATION FUNDS MANAGED BY RIVERSOURCE INVESTMENTS, LLC (RIVERSOURCE). AS A RESULT OF ASSET ALLOCATION DECISIONS BY RIVERSOURCE, IT IS POSSIBLE RIVERSOURCE FUNDAMENTAL GROWTH FUND MAY EXPERIENCE RELATIVELY LARGE PURCHASES OR REDEMPTIONS FROM RIVERSOURCE PORTFOLIO BUILDER FUNDS (SEE PAGE 21, CLASS I CAPITAL SHARE TRANSACTIONS FOR RELATED ACTIVITY DURING THE MOST RECENT FISCAL PERIOD). RIVERSOURCE SEEKS TO MINIMIZE THE IMPACT OF THESE TRANSACTIONS BY STRUCTURING THEM OVER A REASONABLE PERIOD OF TIME. RIVERSOURCE FUNDAMENTAL GROWTH FUND MAY EXPERIENCE INCREASED EXPENSES AS IT BUYS AND SELLS SECURITIES TO MANAGE TRANSACTIONS FOR RIVERSOURCE PORTFOLIO BUILDER FUNDS. FOR MORE INFORMATION ON THE FUND'S EXPENSES, SEE THE DISCUSSIONS BEGINNING ON PAGES 19 AND 27.

Q: WHAT FACTORS AFFECTED THE PERFORMANCE OF YOUR PORTION OF THE PORTFOLIO FOR THE SEMIANNUAL PERIOD?

    GOLDMAN SACHS: Our portion of the Fund performed in line with the Russell Index during the six-month period. On the positive side, our portfolio was aided by strength in several holdings in the health care and wireless tower sectors. Conversely, the underperformance of several finance companies weighed on the portfolio's results, as did its exposure to the underperforming media sector.

    The wireless tower companies Crown Castle International and American Tower contributed to returns. These companies that own the towers on which cellular providers lease space to place their nodes benefited as the tower leasing environment became very robust in the third quarter of 2005. We believe the intrinsic value of these businesses has grown as the demand for wireless communication increased simultaneously with services such as streaming media content at broadband speeds.

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6 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

- OUR PORTFOLIO'S LARGE ALLOCATION TO MEDIA STOCKS, THE POOREST PERFORMING SECTOR OF THE MARKET IN 2005, WEIGHED ON PERFORMANCE.

    -- GOLDMAN SACHS

    In health care, the Fund's holdings in Amgen, Caremark RX and Medco Health Solutions were top performers. At mid-year, biotech company Amgen raised its profit forecast for the remainder of 2005. Amgen presently has five major marketed products and is more diversified than the typical biotech company. Caremark and Medco are pharmacy benefit managers that are responsible for designing and administering programs for reducing drug costs. Both companies have taken advantage of the increase in generic drug penetration, specialty distribution and mail order growth.

    Finance companies Fannie Mae and Freddie Mac underperformed during the period as the potential for adverse legislation and accounting restatements weighed on their stocks. Avon Products, a direct seller of beauty products, was also a notable detractor from performance within our portion of the Fund. In July, the stock fell when the company announced that its third quarter earnings would be below analysts' expectations due to unexpected weakness in China and Central and Eastern Europe.

    Our portfolio's large allocation to media stocks, the poorest performing sector of the market in 2005, weighed on performance. Concerns about corporate restructurings, the redeployment of advertising dollars to the Internet, and sluggish ad revenue growth for radio and newspaper companies all contributed to the weakness.

    WELLINGTON MANAGEMENT: All sectors within the Russell Index registered positive returns during the six-month period. The energy and telecommunication services sectors posted strong gains, while the consumer staples and consumer discretionary sectors posted more modest gains.

    The top contributor to performance within our portion of the Fund was Chicago Mercantile Exchange Holdings -- an exchange for the trading of futures and options -- that benefited

--------------------------------------------------------------------------------
7 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

- WE CONTINUE TO USE SECURITY-SPECIFIC RESEARCH TO BUILD OUR PORTFOLIO ONE STOCK AT A TIME.

    -- WELLINGTON MANAGEMENT

    from rising average daily volume and increases in the rates charged per contract traded. Positive contribution to performance also came from a number of energy stocks, including the oil field services company Halliburton and the exploration and production firms Petro-Canada and Petroleo Brasileiro. Finally, Google, the Internet search and advertising company, benefited from increasing online advertising and investor recognition of its exceptional growth rate.

    These positive results were partially offset by detractors to performance from Dell, Countrywide Financial and XM Satellite Radio Holdings. Dell reported light revenues due to disappointing sales and lower average selling prices for personal computers, while shares in Countrywide Financial declined on concerns of rising interest rates and a slowing housing market. XM Satellite Radio Holdings declined due to investors concerns that General Motors is decelerating its commitment to XM Satellite Radio installation.

Q:  WHAT CHANGES DID YOU MAKE TO YOUR PORTION OF THE FUND?

    GOLDMAN SACHS: Consistent with our long-term approach, there were no material changes to our investment strategy, and we made few changes to our portion of the Fund during the period. We recently sold the Fund's position in Fannie Mae and redeployed the proceeds into Freddie Mac, as we believe the latter has more capital flexibility (as evidenced by its recently announced $2 billion stock buyback plan). We also eliminated the portfolio's holding in Avon as our fundamental outlook for the business deteriorated.

    WELLINGTON MANAGEMENT: We decreased our portion of the portfolio's exposure to the consumer discretionary sector. We eliminated Apollo Group, eBay, and PetSmart on concerns that increasing competition would lead to slower growth rates. Our retailing exposure is at its lowest level in some time as we believe high energy prices will continue to crimp retail sales.

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8 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

Q:  HOW DO YOU INTEND TO MANAGE YOUR PORTION OF THE FUND IN THE COMING MONTHS?

    GOLDMAN SACHS: We continue to believe that many of the holdings in our portion of the Fund are trading at a discount to the intrinsic value of their businesses. This situation creates a unique opportunity for these companies, many of which have high levels of free cash flow that they can use to buy back stock and create shareholder value. In addition, our portfolio is composed of companies that are less dependent on the economy for growth, as evidenced by the consistency between their short- and long-term growth rates. In certain market environments, such as this one, their short-term growth rates might not attract the attention of investors given very high short-term growth of cyclical companies and commodity-based businesses. However, in the long term, we believe the values of businesses that deliver high, sustainable growth should be recognized, resulting in strong long-term performance for the portfolio.

    WELLINGTON MANAGEMENT: We continue to use security-specific research to build our portfolio one stock at a time. We seek to identify individual companies that possess an explicit sustainable growth advantage or barrier to entry that will enable them to maintain an above average growth rate for an extended period. As a result of this bottom-up investment process, our portion of the Fund ended the period with its overweight exposure to the financials sector and its underweight allocation in consumer staples stocks.

--------------------------------------------------------------------------------
9 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

RIVERSOURCE FUNDAMENTAL GROWTH FUND

NOV. 30, 2005 (UNAUDITED)
(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (98.2%)

ISSUER                                                     SHARES             VALUE(a)
AEROSPACE & DEFENSE (2.8%)
Boeing                                                        31,840        $2,171,170
General Dynamics                                              14,350         1,640,205
                                                                            ----------
Total                                                                        3,811,375
--------------------------------------------------------------------------------------

BEVERAGES (1.7%)
PepsiCo                                                       40,640         2,405,888
--------------------------------------------------------------------------------------

BIOTECHNOLOGY (4.1%)
Amgen                                                         48,860(b)      3,954,240
Genzyme                                                        8,800(b)        654,192
Gilead Sciences                                               21,000(b)      1,064,490
                                                                            ----------
Total                                                                        5,672,922
--------------------------------------------------------------------------------------

CAPITAL MARKETS (4.8%)
Charles Schwab                                               123,680         1,886,121
Franklin Resources                                            19,780         1,837,166
Legg Mason                                                    12,380         1,518,407
UBS                                                           15,420(c)      1,417,406
                                                                            ----------
Total                                                                        6,659,100
--------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.2%)
Commerce Bancorp                                              49,580         1,670,350
--------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (1.0%)
Cendant                                                       77,230         1,372,377
--------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (5.0%)
Cisco Systems                                                 93,160(b)      1,634,026
QUALCOMM                                                     114,380         5,200,859
                                                                            ----------
Total                                                                        6,834,885
--------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (5.5%)
Apple Computer                                                19,770(b)      1,340,801
Dell                                                          80,160(b)      2,417,626
EMC                                                           47,970(b)        668,222
Network Appliance                                             84,020(b)      2,446,662
SanDisk                                                       13,060(b)        666,844
                                                                            ----------
Total                                                                        7,540,155
--------------------------------------------------------------------------------------

CONSUMER FINANCE (0.2%)
American Express                                               6,570           337,829
--------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.4%)
Chicago Mercantile Exchange Holdings                           5,560        $1,969,074
Moody's                                                       32,830         1,974,725
NASDAQ Stock Market                                           17,580(b)        687,905
                                                                            ----------
Total                                                                        4,631,704
--------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.7%)
Halliburton                                                   11,540           734,521
Schlumberger                                                  31,800         3,044,214
                                                                            ----------
Total                                                                        3,778,735
--------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.2%)
Wal-Mart Stores                                               34,500         1,675,320
--------------------------------------------------------------------------------------

FOOD PRODUCTS (0.9%)
WM Wrigley Jr                                                 17,270         1,184,549
--------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (5.2%)
Fisher Scientific Intl                                        19,820(b)      1,277,994
Medtronic                                                     80,620         4,480,053
Stryker                                                       15,700           679,810
Zimmer Holdings                                               11,810(b)        740,133
                                                                            ----------
Total                                                                        7,177,990
--------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (5.4%)
Caremark Rx                                                   24,780(b)      1,273,444
Coventry Health Care                                          15,755(b)        938,525
Medco Health Solutions                                        26,710(b)      1,432,992
UnitedHealth Group                                            51,510         3,083,388
WellPoint                                                     10,050(b)        772,142
                                                                            ----------
Total                                                                        7,500,491
--------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (2.8%)
Carnival Unit                                                 25,320         1,379,687
Harrah's Entertainment                                        18,250         1,242,643
Marriott Intl Cl A                                            18,620         1,203,038
                                                                            ----------
Total                                                                        3,825,368
--------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.7%)
Fortune Brands                                                11,900           927,724
--------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.6%)
Procter & Gamble                                              39,460         2,256,717
--------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT

ISSUER                                                     SHARES             VALUE(a)
INDUSTRIAL CONGLOMERATES (1.6%)
General Electric                                              60,590      $  2,164,275
--------------------------------------------------------------------------------------

INSURANCE (0.9%)
Progressive                                                    7,390           908,896
Willis Group Holdings                                         10,600(c)        395,274
                                                                          ------------
Total                                                                        1,304,170
--------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (5.5%)
Google Cl A                                                    8,240(b)      3,337,118
Yahoo!                                                       104,120(b)      4,188,747
                                                                          ------------
Total                                                                        7,525,865
--------------------------------------------------------------------------------------

IT SERVICES (2.0%)
First Data                                                    64,480         2,790,050
--------------------------------------------------------------------------------------

MACHINERY (1.2%)
Danaher                                                       30,910         1,715,505
--------------------------------------------------------------------------------------

MEDIA (8.8%)
Clear Channel Communications                                  29,230           951,729
Lamar Advertising Cl A                                        15,840(b)        734,184
McGraw-Hill Companies                                         54,510         2,891,755
Pixar                                                          6,060(b)        335,966
Time Warner                                                   64,300         1,156,114
Univision Communications Cl A                                 59,810(b)      1,808,056
Valassis Communications                                       14,370(b)        437,135
Viacom Cl B                                                   56,180         1,876,412
XM Satellite Radio Holdings Cl A                              68,950(b)      2,017,477
                                                                          ------------
Total                                                                       12,208,828
--------------------------------------------------------------------------------------

METALS & MINING (1.0%)
Cameco                                                        23,290(c)      1,326,598
--------------------------------------------------------------------------------------

MULTILINE RETAIL (0.6%)
Target                                                        14,810           792,483
--------------------------------------------------------------------------------------

OIL & GAS (1.9%)
Petro-Canada                                                  32,860(c)      1,252,623
Suncor Energy                                                 24,320(c)      1,383,565
                                                                          ------------
Total                                                                        2,636,188
--------------------------------------------------------------------------------------

PHARMACEUTICALS (5.5%)
AstraZeneca ADR                                               63,580(c)      2,927,860
Eli Lilly & Co                                                11,480           579,740
Pfizer                                                        23,620           500,744
Sanofi-Aventis ADR                                            32,530(c)      1,308,031
Schering-Plough                                               74,310         1,435,669
Wyeth                                                         21,340           886,890
                                                                          ------------
Total                                                                        7,638,934
--------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (1.0%)
Starwood Hotels & Resorts
  Worldwide Unit                                              22,880      $  1,384,240
--------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.6%)
Intel                                                         27,040           721,427
Linear Technology                                             38,850         1,449,494
                                                                          ------------
Total                                                                        2,170,921
--------------------------------------------------------------------------------------

SOFTWARE (7.2%)
Adobe Systems                                                 22,470           732,747
Electronic Arts                                               72,540(b)      4,088,354
Microsoft                                                    185,550         5,141,591
                                                                          ------------
Total                                                                        9,962,692
--------------------------------------------------------------------------------------

SPECIALTY RETAIL (2.3%)
Abercrombie & Fitch Cl A                                      17,640         1,081,685
Lowe's Companies                                              31,310         2,112,799
                                                                          ------------
Total                                                                        3,194,484
--------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (5.0%)
Countrywide Financial                                         84,560         2,943,534
Freddie Mac                                                   56,400         3,522,179
Golden West Financial                                          6,450           417,896
                                                                          ------------
Total                                                                        6,883,609
--------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.9%)
America Movil ADR Series L                                    25,020(c)        718,574
American Tower Cl A                                           27,630(b)        754,023
Crown Castle Intl                                             42,880(b)      1,174,912
                                                                          ------------
Total                                                                        2,647,509
--------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $125,312,862)                                                      $135,609,830
--------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (1.7%)

                                                          AMOUNT
                                            EFFECTIVE   PAYABLE AT
ISSUER                                       YIELD       MATURITY             VALUE(a)
COMMERCIAL PAPER
BNP Paribas Finance
   12-01-05                                   4.04%     $1,200,000        $  1,199,865
Deutsche Bank
   12-01-05                                   4.04       1,200,000           1,199,866
--------------------------------------------------------------------------------------
TOTAL SHORT- TERM SECURITIES
(Cost: $2,400,000)                                                        $  2,399,731
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $127,712,862)(d)                                                   $138,009,561
======================================================================================

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Nov. 30, 2005, the value of foreign securities represented 7.8% of net assets.

(d) At Nov. 30, 2005, the cost of securities for federal income tax purposes was approximately $127,713,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                        $12,369,000
      Unrealized depreciation                                         (2,072,000)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                    $10,297,000
      --------------------------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
RIVERSOURCE FUNDAMENTAL GROWTH FUND

NOV. 30, 2005 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)
   (identified cost $127,712,862)                                                               $138,009,561
Cash in bank on demand deposit                                                                       177,908
Capital shares receivable                                                                                238
Dividends and accrued interest receivable                                                             85,566
Receivable for investment securities sold                                                            457,073
------------------------------------------------------------------------------------------------------------
Total assets                                                                                     138,730,346
------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investment securities purchased                                                          592,019
Accrued investment management services fee                                                             2,958
Accrued distribution fee                                                                               5,981
Accrued transfer agency fee                                                                              136
Accrued administrative services fee                                                                      228
Other accrued expenses                                                                                62,074
------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                    663,396
------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                              $138,066,950
============================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                        $    223,045
Additional paid-in capital                                                                       127,907,363
Net operating loss                                                                                  (113,208)
Accumulated net realized gain (loss) (Note 6)                                                       (246,949)
Unrealized appreciation (depreciation) on investments                                             10,296,699
------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                        $138,066,950
============================================================================================================
Net assets applicable to outstanding shares:            Class A                                 $ 18,711,167
                                                        Class B                                 $  7,248,089
                                                        Class C                                 $    512,999
                                                        Class I                                 $111,557,807
                                                        Class Y                                 $     36,888
Net asset value per share of outstanding capital stock: Class A shares             3,038,828    $       6.16
                                                        Class B shares             1,201,988    $       6.03
                                                        Class C shares                84,977    $       6.04
                                                        Class I shares            17,972,722    $       6.21
                                                        Class Y shares                 5,952    $       6.20
------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS

RIVERSOURCE FUNDAMENTAL GROWTH FUND

SIX MONTHS ENDED NOV. 30, 2005 (UNAUDITED)

INVESTMENT INCOME

Income:
Dividends                                                                             $  460,819
Interest                                                                                  77,312
   Less foreign taxes withheld                                                            (2,105)
------------------------------------------------------------------------------------------------
Total income                                                                             536,026
------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                       414,905
Distribution fee
   Class A                                                                                21,954
   Class B                                                                                35,316
   Class C                                                                                 1,889
Transfer agency fee                                                                       27,437
Incremental transfer agency fee
   Class A                                                                                 1,971
   Class B                                                                                 1,364
   Class C                                                                                    86
Service fee -- Class Y                                                                        15
Administrative services fees and expenses                                                 34,349
Compensation of board members                                                              7,261
Custodian fees                                                                            34,428
Printing and postage                                                                      24,920
Registration fees                                                                         27,650
Audit fees                                                                                10,000
Other                                                                                        952
------------------------------------------------------------------------------------------------
Total expenses                                                                           644,497
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)       (4,970)
------------------------------------------------------------------------------------------------
                                                                                         639,527
   Earnings credits on cash balances (Note 2)                                               (304)
------------------------------------------------------------------------------------------------
Total net expenses                                                                       639,223
------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                         (103,197)
------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET

Net realized gain (loss) on:
   Security transactions (Note 3)                                                      1,058,844
   Foreign currency transactions                                                             (37)
------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                1,058,807
Net change in unrealized appreciation (depreciation) on investments                    6,688,574
------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                         7,747,381
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                       $7,644,184
================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

RIVERSOURCE FUNDAMENTAL GROWTH FUND

                                                                           NOV. 30, 2005     MAY 31, 2005
                                                                         SIX MONTHS ENDED     YEAR ENDED
                                                                            (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS

Investment income (loss) -- net                                              $   (103,197)     $   (10,011)
Net realized gain (loss) on investments                                         1,058,807       (1,247,258)
Net change in unrealized appreciation (depreciation) on investments             6,688,574        3,346,651
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 7,644,184        2,089,382
----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net realized gain
      Class A                                                                          --          (92,591)
      Class B                                                                          --          (29,023)
      Class C                                                                          --           (1,624)
      Class I                                                                          --         (199,970)
      Class Y                                                                          --             (450)
----------------------------------------------------------------------------------------------------------
Total distributions                                                                    --         (323,658)
----------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Proceeds from sales
   Class A shares (Note 2)                                                      4,195,993       11,788,705
   Class B shares                                                               1,499,066        4,671,700
   Class C shares                                                                 291,833          143,654
   Class I shares                                                              42,657,872       53,097,765
   Class Y shares                                                                  14,000            8,400
Reinvestment of distributions at net asset value
   Class A shares                                                                      --           67,151
   Class B shares                                                                      --           28,562
   Class C shares                                                                      --            1,430
   Class I shares                                                                      --          199,920
   Class Y shares                                                                      --              389
Payments for redemptions
   Class A shares                                                              (4,911,431)      (5,594,994)
   Class B shares (Note 2)                                                     (1,582,374)      (1,804,107)
   Class C shares (Note 2)                                                       (121,126)         (92,644)
   Class I shares                                                                 (84,313)        (338,157)
   Class Y shares                                                                      --          (62,518)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions              41,959,520       62,115,256
----------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        49,603,704       63,880,980
Net assets at beginning of period                                              88,463,246       24,582,266
----------------------------------------------------------------------------------------------------------
Net assets at end of period                                                  $138,066,950      $88,463,246
==========================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE FUNDAMENTAL GROWTH FUND (FORMERLY AXP PARTNERS GROWTH FUND)

(UNAUDITED AS TO NOV. 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in publicly traded U.S. securities.

The Fund offers Class A, Class B, Class C and Class Y shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Nov. 30, 2005, Ameriprise Financial, Inc, (Ameriprise Financial) (formerly American Express Financial Corporation) and the RiverSource Portfolio Builder Funds owned 100% of Class I shares, which represents 80.80% of the Fund's net assets.

At Nov. 30, 2005, Ameriprise Financial and the RiverSource Portfolio Builder Funds owned approximately 81% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
17 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.78% to 0.68% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $38,378 for the six months ended Nov. 30, 2005.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.06% to 0.04% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

The Investment Manager has Subadvisory Agreements with Goldman Sachs Asset Management, L.P. and Wellington Management Company, LLP (Wellington Management). New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

--------------------------------------------------------------------------------
19 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

-  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $28,016 for Class A and $2,632 for Class B for the six months ended Nov. 30, 2005.

For the six months ended Nov. 30, 2005, the Investment Manager and its affiliates waived certain fees and expenses to 1.40% for Class A, 2.17% for Class B, 2.18% for Class C and 1.22% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $3,540, $1,337, $87 and $6, respectively. Under an agreement which was effective until Sept. 30, 2005, net expenses would not exceed 1.50% for Class A, 2.27% for Class B, 2.27% for Class C, 1.18% for Class I and 1.31% for Class Y of the Fund's average daily net assets. Beginning Oct. 1, 2005, a new agreement to waive certain fees and expenses is effective until May 31, 2006, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.40% for Class A, 2.17% for Class B, 2.17% for Class C, 1.05% for Class I and 1.23% for Class Y of the Fund's average daily net assets.

During the six months ended Nov. 30, 2005, the Fund's custodian and transfer agency fees were reduced by $304 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $72,898,716 and $29,978,427, respectively, for the six months ended Nov. 30, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                                 SIX MONTHS ENDED NOV. 30, 2005
                                               CLASS A        CLASS B        CLASS C       CLASS I         CLASS Y
------------------------------------------------------------------------------------------------------------------
Sold                                           704,937        257,592         49,661      7,180,937          2,355
Issued for reinvested distributions                 --             --             --             --             --
Redeemed                                      (833,631)      (271,621)       (20,649)       (14,049)            --
------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                       (128,694)       (14,029)        29,012      7,166,888          2,355
------------------------------------------------------------------------------------------------------------------

                                                                     YEAR ENDED MAY 31, 2005
                                              CLASS A         CLASS B        CLASS C       CLASS I         CLASS Y
------------------------------------------------------------------------------------------------------------------
Sold                                         2,084,450        834,684         25,569      9,402,843          1,538
Issued for reinvested distributions             11,459          4,941            247         34,000             66
Redeemed                                      (988,146)      (325,363)       (16,466)       (56,958)       (11,105)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                      1,107,763        514,262          9,350      9,379,885         (9,501)
------------------------------------------------------------------------------------------------------------------

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2005.

6. CAPITAL LOSS CARRYOVER

For federal income tax purposes, the Fund had a capital loss carry-over of $645,527 at May 31, 2005, that if not offset by capital gains will expire as follows:

                             2013                 2014
                           $320,705             $324,822

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
21 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                              2005(h)         2005           2004           2003(b)
Net asset value, beginning of period                                        $5.79           $5.79         $ 5.36          $5.11
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                 (.03)           (.01)          (.02)            --
Net gains (losses) (both realized and unrealized)                             .40             .04            .57            .25
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .37             .03            .55            .25
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                              --            (.03)          (.12)            --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $6.16           $5.79         $ 5.79          $5.36
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                     $  19           $  18         $   12          $   5
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                         1.40%(e)        1.50%          1.40%          1.20%(e)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets            (.48%)(e)       (.18%)         (.48%)          .16%(e)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                      27%            122%            66%            10%
-------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                              6.39%(g)         .52%         10.32%          4.89%(g)
-------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.44% for the six months ended Nov. 30, 2005 and 1.56%, 3.06% and 23.71% for the periods ended May 31, 2005, 2004 and 2003, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
22 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                            2005(h)           2005           2004           2003(b)
Net asset value, beginning of period                                    $ 5.69             $5.74         $ 5.35          $5.11
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              (.06)             (.04)          (.03)          (.01)
Net gains (losses) (both realized and unrealized)                          .40               .02            .54            .25
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           .34              (.02)           .51            .24
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                           --              (.03)          (.12)            --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 6.03             $5.69         $ 5.74          $5.35
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                 $    7             $   7         $    4          $  --
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                      2.17%(e)          2.27%          2.17%          1.89%(e)
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        (1.24%)(e)         (.97%)        (1.25%)         (.78%)(e)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                   27%              122%            66%            10%
------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                           5.98%(g)          (.34%)         9.57%          4.70%(g)
------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.21% for the six months ended Nov. 30, 2005 and 2.34%, 3.83% and 24.48% for the periods ended May 31, 2005, 2004 and 2003, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
23 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                            2005(h)           2005           2004           2003(b)
Net asset value, beginning of period                                    $ 5.69             $5.75         $ 5.35          $5.11
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              (.06)             (.05)          (.03)          (.01)
Net gains (losses) (both realized and unrealized)                          .41               .02            .55            .25
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           .35              (.03)           .52            .24
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                           --              (.03)          (.12)            --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 6.04             $5.69         $ 5.75          $5.35
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                 $    1             $  --         $   --          $  --
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                      2.18%(e)          2.27%          2.18%          1.86%(e)
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        (1.25%)(e)         (.94%)        (1.27%)         (.53%)(e)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                   27%              122%            66%            10%
------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                           6.15%(g)          (.52%)         9.75%          4.70%(g)
------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.22% for the six months ended Nov. 30, 2005 and 2.35%, 3.83% and 24.49% for the periods ended May 31, 2005, 2004 and 2003, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
24 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                                 2005(h)            2005            2004(b)
Net asset value, beginning of period                                           $5.82              $5.80          $ 6.10
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                      --                .01            (.01)
Net gains (losses) (both realized and unrealized)                                .39                .04            (.29)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                 .39                .05            (.30)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                                 --               (.03)             --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $6.21              $5.82          $ 5.80
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                        $ 112              $  63          $    8
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                                 .96%(e)           1.11%           1.03%(d),(e)
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets               (.03%)(e)           .22%            .03%(e)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                         27%               122%             66%
-----------------------------------------------------------------------------------------------------------------------
Total return(f)                                                                 6.70%(g)            .88%          (4.91%)(g)
-----------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date is March 4, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.58% for the period ended May 31, 2004.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
25 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT

CLASS Y

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                           2005(h)            2005           2004           2003(b)
Net asset value, beginning of period                                     $5.82             $5.81         $ 5.36          $5.11
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              (.02)              .01           (.01)            --
Net gains (losses) (both realized and unrealized)                          .40               .03            .58            .25
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           .38               .04            .57            .25
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                           --              (.03)          (.12)            --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $6.20             $5.82         $ 5.81          $5.36
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                  $  --             $  --         $   --          $  --
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                      1.22%(e)          1.31%          1.22%          1.07%(e)
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets         (.31%)(e)          .09%          (.33%)          .31%(e)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                   27%              122%            66%            10%
------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                           6.53%(g)           .70%         10.72%          4.89%(g)
------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.26% for the six months ended Nov. 30, 2005 and 1.39%, 2.87% and 23.53% for the periods ended May 31, 2005, 2004 and 2003, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
26 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2005.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
27 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT

                                                        BEGINNING         ENDING            EXPENSES
                                                      ACCOUNT VALUE    ACCOUNT VALUE      PAID DURING         ANNUALIZED
                                                      JUNE 1, 2005     NOV. 30, 2005     THE PERIOD(A)       EXPENSE RATIO
Class A
  Actual(b)                                           $       1,000    $    1,063.90     $       7.24(c)             1.40%
  Hypothetical (5% return before expenses)            $       1,000    $    1,018.05     $       7.08(c)             1.40%
Class B
  Actual(b)                                           $       1,000    $    1,059.80     $      11.21(c)             2.17%
  Hypothetical (5% return before expenses)            $       1,000    $    1,014.19     $      10.96(c)             2.17%
Class C
  Actual(b)                                           $       1,000    $    1,061.50     $      11.27(c)             2.18%
  Hypothetical (5% return before expenses)            $       1,000    $    1,014.14     $      11.01(c)             2.18%
Class I
  Actual(b)                                           $       1,000    $    1,067.00     $       4.97(c)              .96%
  Hypothetical (5% return before expenses)            $       1,000    $    1,020.26     $       4.86(c)              .96%
Class Y
  Actual(b)                                           $       1,000    $    1,065.30     $       6.32(c)             1.22%
  Hypothetical (5% return before expenses)            $       1,000    $    1,018.95     $       6.17(c)             1.22%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Nov. 30, 2005: +6.39% for Class A, +5.98% for Class B, +6.15% for Class C, +6.70% for Class I and +6.53% for Class Y.
(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses before giving effect to any performance incentive adjustment, will not exceed 1.40% for Class A; 2.17% for Class B; 2.17% for Class C; 1.05% for Class I; and 1.23% for Class Y. If the revised fee schedule under the Administrative Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Nov. 30, 2005, the actual expenses paid would have been $6.88 for Class A, $10.84 for Class B, $10.85 for Class C and $6.01 for Class Y; the hypothetical expenses paid would have been $6.73 for Class A, $10.61 for Class B, $10.61 for Class C and $5.87 for Class Y. The actual and hypothetical expenses paid for Class I would have been the same as those presented in the table above.

--------------------------------------------------------------------------------
28 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds, the

--------------------------------------------------------------------------------
29 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT

Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the New IMS Agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

--------------------------------------------------------------------------------
30 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance in 2004 was below median. The Board approved RiverSource Investments' recommendation to replace one of the Subadvisers to help the Fund achieve its longer-term performance objective.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients as well as those paid to subadvisers. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment or was due to the added costs associated with having subadvisers manage the Fund). The Board considered that advisory fees under the New IMS Agreement would stay the same. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed. Furthermore, the Board considered that there was limited opportunity for the Fund to achieve large-scale growth and thus provide RiverSource with potential economies of scale.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and

--------------------------------------------------------------------------------
31 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

--------------------------------------------------------------------------------
32 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND -- 2005 SEMIANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
33 -- RIVERSOURCE FUNDAMENTAL GROWTH FUND --  2005 SEMIANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

S-6272 D (1/06)

SEMIANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]


RIVERSOURCE(SM)
FUNDAMENTAL VALUE FUND

SEMIANNUAL REPORT FOR THE PERIOD ENDED NOV. 30, 2005

- RIVERSOURCE FUNDAMENTAL VALUE FUND (FORMERLY AXP(R) PARTNERS FUNDAMENTAL VALUE FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

TABLE OF CONTENTS

Fund Snapshot                                                   3
Performance Summary                                             4
Questions & Answers with Portfolio Management                   6
Investments in Securities                                       9
Financial Statements                                           12
Notes to Financial Statements                                  15
Fund Expenses Example                                          26
Approval of Investment Management Services Agreement           28
Proxy Voting                                                   31

[DALBAR RATED FOR COMMUNICATION 2005 LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

--------------------------------------------------------------------------------
2 -- RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2005 SEMIANNUAL REPORT

FUND SNAPSHOT AT NOV. 30, 2005

PORTFOLIO MANAGERS

DAVIS ADVISORS

PORTFOLIO MANAGERS        SINCE     YEARS IN INDUSTRY
Christopher C. Davis       6/01            17
Kenneth C. Feinberg        6/01            11

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates by class
A: 6/18/01     B: 6/18/01     C: 6/18/01     I: 3/4/04     Y: 6/18/01

Ticker symbols by class
A: AFVAX       B: AFVBX       C: AFVCX       I: AFVIX      Y: --

Total net assets                        $1.119 billion

Number of holdings                                  68

STYLE MATRIX

                       STYLE
              VALUE    BLEND     GROWTH
SIZE
LARGE           X
MEDIUM
SMALL

SHADING WITHIN THE STYLE MATRIX INDICATES AREAS IN WHICH THE FUND GENERALLY INVESTS.

SECTOR COMPOSITION

[CHART]

PERCENTAGE OF PORTFOLIO ASSETS

Financials                          44.7%
Consumer Staples                    14.2%
Energy                              10.4%
Industrials                          8.0%
Consumer Discretionary               6.7%
Information Technology               4.8%
Health Care                          4.4%
Materials                            3.6%
Short-Term Securities*               2.5%
Telecommunication Services           0.7%

* Of the 2.5%, 0.8% is due to security lending activity and 1.7% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

PERCENTAGE OF PORTFOLIO ASSETS

American Intl Group (Insurance)                               5.0%
Altria Group (Tobacco)                                        4.8
American Express (Consumer Finance)                           4.8
Costco Wholesale (Food & Staples Retailing)                   4.6
Tyco Intl (Industrial Conglomerates)                          4.3
JPMorgan Chase & Co (Diversified Financial Services)          4.3
Berkshire Hathaway Cl B (Insurance)                           3.9
Golden West Financial (Thrifts & Mortgage Finance)            3.5
Progressive (Insurance)                                       3.3
HSBC Holdings ADR (Commercial Banks)                          3.1

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2005 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

[CHART]

PERFORMANCE COMPARISON
FOR THE SIX-MONTH PERIOD ENDED NOV. 30, 2005

RiverSource Fundamental Value Fund
  Class A (excluding sales charge)                         +8.26%
S&P 500 Index(1) (unmanaged)                               +5.88%
Lipper Large-Cap Value Funds Index(2)                      +6.20%
Russell 1000(R) Value Index(3) (unmanaged)                 +5.72%

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds.

(1) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.

(3) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stock in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4 -- RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2005 SEMIANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

                        CLASS A            CLASS B            CLASS C       CLASS I     CLASS Y
                       (6/18/01)          (6/18/01)          (6/18/01)      (3/4/04)   (6/18/01)
                                                AFTER              AFTER
(INCEPTION DATES)   NAV(1)   POP(2)   NAV(1)   CDSC(3)   NAV(1)   CDSC(4)    NAV(5)      NAV(6)
AT NOV. 30, 2005

6 months*            +8.26%   +2.04%   +7.89%    +2.89%   +8.05%    +7.05%     +8.56%      +8.41%
1 year              +11.14%   +4.75%  +10.38%    +5.38%  +10.54%    +9.54%    +11.71%     +11.25%
3 years             +14.71%  +12.47%  +13.85%   +12.81%  +13.85%   +13.85%       N/A%     +14.89%
Since inception      +5.03%   +3.64%   +4.25%    +3.85%   +4.37%    +4.37%     +8.55%      +5.20%

AT DEC. 31, 2005

6 months*            +7.41%   +1.25%   +7.04%    +2.04%   +7.01%    +6.01%     +7.82%      +7.69%
1 year               +8.99%   +2.75%   +8.24%    +3.24%   +8.21%    +7.21%     +9.59%      +9.26%
3 years             +16.05%  +13.78%  +15.21%   +14.19%  +15.24%   +15.24%       N/A      +16.37%
Since inception      +5.09%   +3.73%   +4.32%    +3.94%   +4.40%    +4.40%     +8.59%      +5.28%

(1) EXCLUDING SALES CHARGE.
(2) RETURNS AT PUBLIC OFFERING PRICE (POP) REFLECT A SALES CHARGE OF 5.75%.
(3) RETURNS AT MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC). CDSC APPLIES AS
    FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEAR 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER.
(4) 1% CDSC APPLIES TO REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE.
(5) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO ELIGIBLE INVESTORS ONLY, CURRENTLY LIMITED TO RIVERSOURCE PORTFOLIO BUILDER FUNDS, SIX AFFILIATED FUNDS-OF-FUNDS.
(6) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.

* NOT ANNUALIZED

--------------------------------------------------------------------------------
5 -- RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

RIVERSOURCE FUNDAMENTAL VALUE FUND'S CLASS A SHARES RETURNED 8.26% (EXCLUDING SALES CHARGE) FOR THE SIX-MONTH PERIOD ENDED NOV. 30, 2005, OUTPACING THE 5.88% RETURN OF THE S&P 500 INDEX FOR THE SAME PERIOD. THE LIPPER LARGE-CAP VALUE FUNDS INDEX ADVANCED 6.20% AND THE RUSSELL 1000 VALUE INDEX (RUSSELL INDEX) ROSE 5.72% DURING THIS TIME. DAVIS ADVISORS, AN INDEPENDENT MONEY MANAGEMENT FIRM, MANAGES THE FUND'S PORTFOLIO.

Q:  WHAT FACTORS SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE?

A: The Fund's insurance company holdings, its largest industry concentration, were the most important contributors to the Fund's outperformance of the S&P 500 Index. The Fund benefited both from its significant weighting in this strongly performing group and because, as a whole, the Fund's individual insurance holdings outperformed the average insurance stock in the S&P 500 Index. American Intl Group, Progressive and Loews were among the Fund's leading contributors to performance.

    Consumer staples companies were the Fund's second largest group weighting. The Fund's consumer staples stocks added to the Fund's performance, surpassing the average consumer staples company in the S&P 500 Index. Food and tobacco firm Altria Group and discount retailer Costco Wholesale were among the Fund's most significant contributors to performance. Conversely, personal product company Avon Products and food stock Hershey were among the key detractors.

    Energy was the strongest performing sector of the S&P 500 Index during this period. The Fund benefited from a larger-than-S&P 500 Index energy allocation and from the strong results of its energy holdings. As a group, the Fund's energy stocks outperformed the average energy company in the S&P 500 Index. All of the Fund's energy companies performed well, with independent oil and gas companies EOG Resources and Devon Energy among the most meaningful contributors to performance.

--------------------------------------------------------------------------------
6 -- RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

- THE FUND'S INSURANCE COMPANY HOLDINGS, ITS LARGEST INDUSTRY CONCENTRATION, WERE THE MOST IMPORTANT CONTRIBUTORS TO THE FUND'S OUTPERFORMANCE OF THE S&P 500 INDEX.

    Consumer discretionary companies were the primary detractors from performance for the six-month period. Cable company Comcast, auto parts retailer AutoZone and media firm Gannett were among the main detractors. Other key detractors included information technology company Lexmark Intl and health care company Eli Lilly.

    We have identified a number of investment opportunities in foreign companies. The Fund ended the period with approximately 13.6% of its portfolio invested in foreign companies. As a group, these holdings underperformed the S&P 500 Index during the six-month period.

    Please note that an individual company's contribution to Fund performance is a product of both its appreciation or depreciation and its weighting within the portfolio. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

Q:  WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO?

A: Davis Advisors' long-term focus usually results in low portfolio turnover. We do not overreact to short-term performance of individual holdings on either the upside or the downside. We focus deliberately on the future, considering each company's long-term business fundamentals.

--------------------------------------------------------------------------------
7 -- RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

- THE FUND BENEFITED FROM A LARGER-THAN-S&P 500 INDEX ENERGY ALLOCATION AND FROM THE STRONG RESULTS OF ITS ENERGY HOLDINGS.

    The Fund purchased American Express beginning in October 2005 and the financial company became one of the Fund's 10 largest holdings. Other purchases during the period included Avon Products, retailer Wal-Mart Stores and pharmacy benefits manager Caremark Rx. We sold the Fund's holdings of AutoZone, credit care issuer Providian Financial, international business services company Rentokil and health care companies Novartis and Eli Lilly.

Q:  HOW ARE YOU POSITIONING THE PORTFOLIO FOR THE NEAR TERM?

A: We have built a portfolio that is quite different in composition from the S&P 500 Index. Our investment strategy is to perform extensive research to buy companies with durable earnings at prices below our estimates of their intrinsic value, and hold them for the long term. We are strong supporters of long-term buy-and-hold investing.

--------------------------------------------------------------------------------
8 -- RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2005 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

RIVERSOURCE FUNDAMENTAL VALUE FUND

NOV. 30, 2005 (UNAUDITED)
(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (98.3%)

ISSUER                                               SHARES                VALUE(a)
AIR FREIGHT & LOGISTICS (0.6%)
United Parcel Service Cl B                            91,600            $ 7,135,640
-----------------------------------------------------------------------------------

AUTOMOBILES (1.5%)
Harley-Davidson                                      314,200             16,922,812
-----------------------------------------------------------------------------------

BEVERAGES (1.8%)
Diageo ADR                                           221,200(c),(d)      12,862,780
Heineken Holding                                     248,750(c)           7,309,068
                                                                     --------------
Total                                                                    20,171,848
-----------------------------------------------------------------------------------

CAPITAL MARKETS (0.8%)
Morgan Stanley                                       126,300              7,076,589
State Street                                          39,600              2,284,524
                                                                     --------------
Total                                                                     9,361,113
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (7.5%)
Fifth Third Bancorp                                  256,100             10,313,147
HSBC Holdings ADR                                    432,366(c)          34,563,338
Lloyds TSB Group ADR                                 231,300(c)           7,547,319
Wells Fargo & Co                                     498,200             31,311,870
                                                                     --------------
Total                                                                    83,735,674
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.1%)
Dun & Bradstreet                                     102,900(b)           6,688,500
H&R Block                                            692,600             16,927,144
                                                                     --------------
Total                                                                    23,615,644
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.2%)
Nokia ADR                                            158,800(c)           2,712,304
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.5%)
Hewlett-Packard                                      234,000              6,942,780
Lexmark Intl Cl A                                    208,200(b)           9,914,484
                                                                     --------------
Total                                                                    16,857,264
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.4%)
Martin Marietta Materials                            111,000              8,337,210
Vulcan Materials                                     110,100              7,343,670
                                                                     --------------
Total                                                                    15,680,880
-----------------------------------------------------------------------------------

CONSUMER FINANCE (4.9%)
American Express                                   1,042,900             53,625,918
Takefuji                                              25,000(c)           1,686,770
                                                                     --------------
Total                                                                    55,312,688
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (2.2%)
Sealed Air                                           473,700(b)         $24,495,027
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (8.6%)
Citigroup                                            568,300             27,590,965
JPMorgan Chase & Co                                1,261,140             48,238,605
Moody's                                              269,600             16,216,440
Principal Financial Group                             80,000              4,053,600
                                                                     --------------
Total                                                                    96,099,610
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
Telewest Global                                      196,600(b),(c)       4,382,214
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.8%)
Transocean                                           141,500(b)           9,033,360
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (6.0%)
Costco Wholesale                                   1,044,200             52,189,116
Wal-Mart Stores                                      305,500             14,835,080
                                                                     --------------
Total                                                                    67,024,196
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.8%)
Hershey                                              157,300              8,528,806
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (4.4%)
Cardinal Health                                      195,600             12,508,620
Caremark Rx                                          282,600(b)          14,522,814
HCA                                                  443,800             22,629,362
                                                                     --------------
Total                                                                    49,660,796
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.2%)
Hunter Douglas                                        40,403(c)           2,147,575
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (4.3%)
Tyco Intl                                          1,695,944(c)          48,368,323
-----------------------------------------------------------------------------------

INSURANCE (18.2%)
American Intl Group                                  838,200             56,276,749
Aon                                                  252,500              9,193,525
Berkshire Hathaway Cl B                               15,069(b)          44,528,895
Chubb                                                 34,300              3,321,612
Loews                                                251,700             24,309,186
Markel                                                 2,500(b)             793,125
Marsh & McLennan Companies                           316,200              9,767,418
Progressive                                          304,000             37,388,960

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9 -- RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2005 SEMIANNUAL REPORT

ISSUER                                               SHARES                VALUE(a)
INSURANCE (CONT.)
Sun Life Financial                                    47,300(c)      $    1,879,702
Transatlantic Holdings                               225,325             15,761,484
                                                                     --------------
Total                                                                   203,220,656
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.4%)
Expedia                                               89,600(b)           2,221,184
IAC/InterActiveCorp                                   87,600(b)           2,418,636
                                                                     --------------
Total                                                                     4,639,820
-----------------------------------------------------------------------------------

IT SERVICES (1.6%)
Iron Mountain                                        431,000(b)          17,778,750
-----------------------------------------------------------------------------------

MARINE (0.3%)
Kuehne & Nagel Intl                                   14,501(c)           3,886,861
-----------------------------------------------------------------------------------

MEDIA (4.6%)
Comcast Special Cl A                               1,243,600(b)          32,383,344
Gannett                                               60,300              3,715,686
Lagardere                                            149,400(c)          10,604,690
NTL                                                   39,800(b)           2,317,554
WPP Group ADR                                         60,800(c)           2,988,320
                                                                     --------------
Total                                                                    52,009,594
-----------------------------------------------------------------------------------

OIL & GAS (9.6%)
ConocoPhillips                                       493,316             29,850,551
Devon Energy                                         442,600             26,644,520
EOG Resources                                        379,800             27,250,650
Occidental Petroleum                                 304,100             24,115,130
                                                                     --------------
Total                                                                   107,860,851
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.9%)
Avon Products                                        360,200              9,851,470
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (1.6%)
CenterPoint Properties Trust                         383,100             17,503,839
-----------------------------------------------------------------------------------

SOFTWARE (1.5%)
Microsoft                                            607,800         $   16,842,138
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (3.5%)
Golden West Financial                                605,700             39,243,303
-----------------------------------------------------------------------------------

TOBACCO (4.9%)
Altria Group                                         750,800             54,650,732
-----------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.7%)
China Merchants Holdings Intl                      2,086,000(c)           4,385,066
COSCO Pacific                                      1,808,000(c)           3,019,551
                                                                     --------------
Total                                                                     7,404,617
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
SK Telecom ADR                                       186,000(c)           3,930,180
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $896,832,436)                                                 $1,100,068,585
-----------------------------------------------------------------------------------

SHORT-TERM SECURITIES (2.5%)(e)

                                                AMOUNT
                                  EFFECTIVE   PAYABLE AT
ISSUER                              YIELD      MATURITY           VALUE(a)
COMMERCIAL PAPER
BNP Paribas Finance
   12-01-05                         4.04%     $   400,000      $      399,955
Bryant Park Funding LLC
   01-04-06                         4.05       19,750,000(f)       19,672,564
CRC Funding LLC
   01-10-06                         4.08        7,500,000(f)        7,465,301
-----------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
(Cost: $27,538,465)                                            $   27,537,820
-----------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $924,370,901)(g)                                        $1,127,606,405
=============================================================================

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2005 SEMIANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Nov. 30, 2005, the value of foreign securities represented 13.6% of net assets.

(d) At Nov. 30, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 0.8% of net assets. See Note 5 to the financial statements. 1.7% of net assets is the Fund's cash equivalent position.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Nov. 30, 2005, the value of these securities amounted to $27,137,865 or 2.4% of net assets.

(g) At Nov. 30, 2005, the cost of securities for federal income tax purposes was approximately $924,371,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                         $221,853,000
    Unrealized depreciation                                          (18,618,000)
    ----------------------------------------------------------------------------
    Net unrealized appreciation                                     $203,235,000
    ----------------------------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2005 SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RIVERSOURCE FUNDAMENTAL VALUE FUND

NOV. 30, 2005 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)*
   (identified cost $924,370,901)                                                               $1,127,606,405
Capital shares receivable                                                                              166,092
Dividends and accrued interest receivable                                                            1,510,602
Receivable for investment securities sold                                                              534,018
--------------------------------------------------------------------------------------------------------------
Total assets                                                                                     1,129,817,117
--------------------------------------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash on demand deposit                                                      115,565
Capital shares payable                                                                                 310,860
Payable for investment securities purchased                                                            266,853
Payable upon return of securities loaned (Note 5)                                                    9,420,000
Accrued investment management services fee                                                              22,010
Accrued distribution fee                                                                               243,472
Accrued service fee                                                                                          2
Accrued transfer agency fee                                                                              4,055
Accrued administrative services fee                                                                      1,748
Other accrued expenses                                                                                 126,750
--------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                   10,511,315
--------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                              $1,119,305,802
==============================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                        $    1,909,904
Additional paid-in capital                                                                         912,796,413
Undistributed net investment income                                                                  2,418,839
Accumulated net realized gain (loss) (Note 7)                                                       (1,048,353)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                              203,228,999
--------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                        $1,119,305,802
==============================================================================================================
Net assets applicable to outstanding shares:             Class A                                $  743,349,273
                                                         Class B                                $  299,170,958
                                                         Class C                                $   18,855,508
                                                         Class I                                $   57,203,014
                                                         Class Y                                $      727,049
Net asset value per share of outstanding capital stock:  Class A shares     125,921,539         $         5.90
                                                         Class B shares      52,077,597         $         5.74
                                                         Class C shares       3,269,923         $         5.77
                                                         Class I shares       9,598,861         $         5.96
                                                         Class Y shares         122,502         $         5.93
--------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 5)                                                $    9,129,550
--------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2005 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS

RIVERSOURCE FUNDAMENTAL VALUE FUND

SIX MONTHS ENDED NOV. 30, 2005 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends                                                                                          $ 8,801,632
Interest                                                                                               481,908
Fee income from securities lending (Note 5)                                                             46,228
   Less foreign taxes withheld                                                                         (74,559)
--------------------------------------------------------------------------------------------------------------
Total income                                                                                         9,255,209
--------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                                   3,792,290
Distribution fee
   Class A                                                                                             875,490
   Class B                                                                                           1,488,827
   Class C                                                                                              90,291
Transfer agency fee                                                                                    884,281
Incremental transfer agency fee
   Class A                                                                                              61,923
   Class B                                                                                              49,339
   Class C                                                                                               3,110
Service fee -- Class Y                                                                                     323
Administrative services fees and expenses                                                              314,540
Compensation of board members                                                                            6,477
Custodian fees                                                                                          68,610
Printing and postage                                                                                   159,940
Registration fees                                                                                       37,450
Audit fees                                                                                              11,250
Other                                                                                                   10,186
--------------------------------------------------------------------------------------------------------------
Total expenses                                                                                       7,854,327
   Earnings credits on cash balances (Note 2)                                                          (15,051)
--------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                   7,839,276
--------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                      1,415,933
--------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                   10,730,790
   Foreign currency transactions                                                                       (45,928)
--------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                             10,684,862
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                               71,987,935
--------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                               82,672,797
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                    $84,088,730
==============================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2005 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

RIVERSOURCE FUNDAMENTAL VALUE FUND

                                                                                  NOV. 30, 2005        MAY 31, 2005
                                                                                 SIX MONTHS ENDED       YEAR ENDED
                                                                                   (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                                   $    1,415,933       $  2,629,888
Net realized gain (loss) on investments                                               10,684,862         (1,704,066)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 71,987,935         58,440,166
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                       84,088,730         59,365,988
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
   Class A                                                                                    --         (2,021,349)
   Class I                                                                                    --           (251,443)
   Class Y                                                                                    --             (1,910)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                                           --         (2,274,702)
--------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                                           122,347,348        349,004,258
   Class B shares                                                                     37,343,093        134,939,580
   Class C shares                                                                      2,507,193          6,923,551
   Class I shares                                                                     14,944,390         47,970,825
   Class Y shares                                                                        166,600            415,600
Reinvestment of distributions at net asset value
   Class A shares                                                                             --          1,971,528
   Class I shares                                                                             --            251,410
   Class Y shares                                                                             --              1,850
Payments for redemptions
   Class A shares                                                                    (76,178,587)       (78,793,508)
   Class B shares (Note 2)                                                           (54,694,984)       (53,475,126)
   Class C shares (Note 2)                                                            (2,150,519)        (3,101,164)
   Class I shares                                                                        (95,104)       (20,756,079)
   Class Y shares                                                                         (4,975)            (6,325)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                     44,184,455        385,346,400
--------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                              128,273,185        442,437,686
Net assets at beginning of period                                                    991,032,617        548,594,931
--------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                       $1,119,305,802       $991,032,617
====================================================================================================================
Undistributed net investment income                                               $    2,418,839       $  1,002,906
--------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2005 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE FUNDAMENTAL VALUE FUND (FORMERLY AXP PARTNERS FUNDAMENTAL VALUE
FUND) (UNAUDITED AS TO NOV. 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

-    Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-    Class C shares may be subject to a CDSC.

- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Nov. 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) and the RiverSource Portfolio Builder Funds owned 100% of Class I shares, which represents 5.11% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there

--------------------------------------------------------------------------------
15 -- RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2005 SEMIANNUAL REPORT is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2005 SEMIANNUAL REPORT

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
17 -- RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2005 SEMIANNUAL REPORT

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.73% to 0.60% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $16,362 for the six months ended Nov. 30, 2005.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.06% to 0.035% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

The Investment Manager has a Subadvisory Agreement with Davis Advisors.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

- Class A $19.50
- Class B $20.50
- Class C $20.00
- Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2005 SEMIANNUAL REPORT

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $788,268 for Class A, $180,704 for Class B and $1,325 for Class C for the six months ended Nov. 30, 2005.

During the six months ended Nov. 30, 2005, the Fund's custodian and transfer agency fees were reduced by $15,051 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $155,612,317 and $85,372,197, respectively, for the six months ended Nov. 30, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $34 for the six months ended Nov. 30, 2005.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                          SIX MONTHS ENDED NOV. 30, 2005
                                    CLASS A          CLASS B          CLASS C          CLASS I          CLASS Y
------------------------------------------------------------------------------------------------------------------
Sold                                21,702,551        6,791,981          455,138        2,628,234           29,444
Issued for reinvested
 distributions                              --               --               --               --               --
Redeemed                           (13,473,661)      (9,941,452)        (389,504)         (16,642)            (834)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease)              8,228,890       (3,149,471)          65,634        2,611,592           28,610
------------------------------------------------------------------------------------------------------------------

                                                           YEAR ENDED MAY 31, 2005
                                    CLASS A          CLASS B          CLASS C          CLASS I          CLASS Y
------------------------------------------------------------------------------------------------------------------
Sold                                66,295,146       26,139,977        1,332,822        9,089,465           79,438
Issued for reinvested
 distributions                         367,138               --               --           46,557              343
Redeemed                           (14,875,649)     (10,508,586)        (595,615)      (3,799,765)          (1,184)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease)             51,786,635       15,631,391          737,207        5,336,257           78,597
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
19 -- RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2005 SEMIANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

At Nov. 30, 2005, securities valued at $9,129,550 were on loan to brokers. For collateral, the Fund received $9,420,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $46,228 for the six months ended Nov. 30, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2005.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $10,783,099 at May 31, 2005, that if not offset by capital gains will expire as follows:

          2010         2011               2012              2013               2014
        $180,117    $5,185,330         $2,015,696        $1,996,447         $1,405,509

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2005 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                       2005(h)       2005        2004         2003         2002(b)
Net asset value, beginning of period                             $5.45         $5.04       $4.15        $4.45        $4.77
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                       .01           .01         .01          .02           --
Net gains (losses) (both realized and unrealized)                  .44           .42         .89         (.32)        (.32)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   .45           .43         .90         (.30)        (.32)
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                --          (.02)       (.01)          --           --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $5.90         $5.45       $5.04        $4.15        $4.45
--------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                          $ 743         $ 641       $ 332        $ 201        $ 156
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                  1.27%(d)      1.30%       1.34%(e)     1.35%(e)     1.33%(d),(e)
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily
  net assets                                                       .47%(d)       .58%        .42%         .52%         .14%(d)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)            8%            2%          5%          41%          22%
--------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                   8.26%(g)      8.57%      21.57%       (6.71%)      (6.67%)(g)
--------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.35%, 1.45% and 1.55% for the periods ended May 31, 2004, 2003 and 2002, respectively.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
21 -- RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2005 SEMIANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                     2005(h)        2005        2004           2003         2002(b)
Net asset value, beginning of period                           $5.32          $4.94       $4.09          $4.43        $4.77
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                      --           (.02)       (.01)          (.01)        (.01)
Net gains (losses) (both realized and unrealized)                .42            .40         .86           (.33)        (.33)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 .42            .38         .85           (.34)        (.34)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $5.74          $5.32       $4.94          $4.09        $4.43
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                        $ 299          $ 294       $ 196          $ 135        $ 106
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                2.03%(d)       2.06%       2.10%(e)       2.11%(e)     2.10%(d),(e)
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily
  net assets                                                    (.29%)(d)      (.20%)      (.34%)         (.24%)       (.63%)(d)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)          8%             2%          5%            41%          22%
---------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                 7.89%(g)       7.69%      20.78%         (7.67%)      (7.13%)(g)
---------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.11%, 2.21% and 2.31% for the periods ended May 31, 2004, 2003 and 2002, respectively.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
22 -- RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2005 SEMIANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                     2005(h)        2005        2004         2003         2002(b)
Net asset value, beginning of period                           $5.34          $4.96       $4.11        $4.44        $4.77
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                      --           (.02)       (.01)        (.01)        (.01)
Net gains (losses) (both realized and unrealized)                .43            .40         .86         (.32)        (.32)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 .43            .38         .85         (.33)        (.33)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $5.77          $5.34       $4.96        $4.11        $4.44
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                        $  19          $  17       $  12        $   8        $   5
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                2.04%(d)       2.07%       2.10%(e)     2.11%(e)     2.11%(d),(e)
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily
  net assets                                                    (.29%)(d)      (.20%)      (.34%)       (.24%)       (.64%)(d)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)          8%             2%          5%          41%          22%
-------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                 8.05%(g)       7.66%      20.68%       (7.43%)      (6.92%)(g)
-------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.12%, 2.21% and 2.31% for the periods ended May 31, 2004, 2003 and 2002, respectively.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
23 -- RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2005 SEMIANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                     2005(h)       2005        2004(b)
Net asset value, beginning of period                           $5.49         $5.07       $5.20
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                     .01           .02         .03
Net gains (losses) (both realized and unrealized)                .46           .44        (.16)
----------------------------------------------------------------------------------------------
Total from investment operations                                 .47           .46        (.13)
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                              --          (.04)         --
----------------------------------------------------------------------------------------------
Net asset value, end of period                                 $5.96         $5.49       $5.07
----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                        $  57         $  38       $   8
----------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                 .83%(d)       .85%        .92%(d),(e)
----------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily
  net assets                                                     .90%(d)      1.10%        .92%(d)
----------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)          8%            2%          5%
----------------------------------------------------------------------------------------------
Total return(f)                                                 8.56%(g)      8.99%      (2.50%)(g)
----------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date is March 4, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.01% for the period ended May 31, 2004.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
24 -- RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2005 SEMIANNUAL REPORT

CLASS Y

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                     2005(h)        2005        2004         2003           2002(b)
Net asset value, beginning of period                           $5.47          $5.06       $4.16        $4.46          $4.77
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                     .01            .02         .01          .02            .01
Net gains (losses) (both realized and unrealized)                .45            .42         .90         (.32)          (.32)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 .46            .44         .91         (.30)          (.31)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                              --           (.03)       (.01)          --             --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $5.93          $5.47       $5.06        $4.16          $4.46
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                        $   1          $   1       $  --        $  --          $  --
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                1.10%(d)       1.13%       1.17%(e)     1.16%(e)       1.11%(d),(e)
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily
  net assets                                                     .64%(d)        .79%        .58%         .71%           .38%(d)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)          8%             2%          5%          41%            22%
---------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                 8.41%(g)       8.70%      21.82%       (6.67%)        (6.45%)(g)
---------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.18%, 1.27% and 1.37% for the periods ended May 31, 2004, 2003 and 2002, respectively.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
25 -- RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2005 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2005.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2005 SEMIANNUAL REPORT

                                                        BEGINNING          ENDING           EXPENSES
                                                      ACCOUNT VALUE     ACCOUNT VALUE      PAID DURING           ANNUALIZED
                                                       JUNE 1, 2005     NOV. 30, 2005     THE PERIOD(a)        EXPENSE RATIO
Class A
   Actual(b)                                              $1,000          $1,082.60         $ 6.63(c)              1.27%
   Hypothetical (5% return before expenses)               $1,000          $1,018.70         $ 6.43(c)              1.27%
Class B
   Actual(b)                                              $1,000          $1,078.90         $10.58(c)              2.03%
   Hypothetical (5% return before expenses)               $1,000          $1,014.89         $10.26(c)              2.03%
Class C
   Actual(b)                                              $1,000          $1,080.50         $10.64(c)              2.04%
   Hypothetical (5% return before expenses)               $1,000          $1,014.84         $10.30(c)              2.04%
Class I
   Actual(b)                                              $1,000          $1,085.60         $ 4.34(c)               .83%
   Hypothetical (5% return before expenses)               $1,000          $1,020.91         $ 4.20(c)               .83%
Class Y
   Actual(b)                                              $1,000          $1,084.10         $ 5.75(c)              1.10%
   Hypothetical (5% return before expenses)               $1,000          $1,019.55         $ 5.57(c)              1.10%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Nov. 30, 2005: +8.26% for Class A, +7.89% for Class B, +8.05% for Class C, +8.56% for Class I and +8.41% for Class Y.
(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Nov. 30, 2005, the actual and hypothetical expenses paid would have been the same as those presented in the table above.

--------------------------------------------------------------------------------
27 -- RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2005 SEMIANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,

--------------------------------------------------------------------------------
28 -- RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2005 SEMIANNUAL REPORT the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the New IMS Agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

--------------------------------------------------------------------------------
29 -- RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2005 SEMIANNUAL REPORT

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance in 2004, although below median, was consistent with the management style of the Fund in light of market conditions in 2004.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients as well as those paid to subadvisers. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment or was due to the added costs associated with having subadvisers manage the Fund). The Board considered that advisory fees under the New IMS Agreement would stay the same. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed. Furthermore, the Board considered that there was limited opportunity for the Fund to achieve large-scale growth and thus provide RiverSource with potential economies of scale.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity

--------------------------------------------------------------------------------
30 -- RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2005 SEMIANNUAL REPORT was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
31 -- RIVERSOURCE FUNDAMENTAL VALUE FUND -- 2005 SEMIANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

S-6247 F (1/06)

SEMIANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE(SM)
SELECT VALUE FUND

SEMIANNUAL REPORT FOR THE PERIOD ENDED NOV. 30, 2005

- RIVERSOURCE SELECT VALUE FUND (FORMERLY AXP(R) PARTNERS SELECT VALUE FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM GROWTH OF CAPITAL.

TABLE OF CONTENTS

Fund Snapshot                                                                  3
Performance Summary                                                            4
Questions & Answers with Portfolio Management                                  6
Investments in Securities                                                      8
Financial Statements                                                          13
Notes to Financial Statements                                                 16
Fund Expenses Example                                                         28
Approval of Investment Management Services Agreement                          30
Proxy Voting                                                                  33

[DALBAR RATED FOR COMMUNICATION 2005 LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

--------------------------------------------------------------------------------
2 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

FUND SNAPSHOT AT NOV. 30, 2005

PORTFOLIO MANAGER

GABELLI ASSET MANAGEMENT COMPANY

PORTFOLIO MANAGER               SINCE    YEARS IN INDUSTRY
Mario J. Gabelli, CFA           3/02            38

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates by class
A: 3/8/02         B: 3/8/02         C: 3/8/02        I: 3/4/04         Y: 3/8/02

Ticker symbols by class
A: AXVAX          B: AXVBX          C: ACSVX         I: --             Y: --

Total net assets              $720.7 million

Number of holdings                       278

STYLE MATRIX

                    STYLE
            VALUE   BLEND   GROWTH
SIZE
LARGE       X
MEDIUM      X
SMALL       X

SHADING WITHIN THE STYLE MATRIX INDICATES AREAS IN WHICH THE FUND GENERALLY INVESTS.

SECTOR COMPOSITION

[CHART]

PERCENTAGE OF PORTFOLIO ASSETS

Consumer Discretionary                     32.5%
Industrials                                17.7%
Consumer Staples                           15.8%
Utilities                                   7.6%
Energy                                      6.3%
Telecommunication Services                  5.7%
Health Care                                 5.0%
Financials                                  3.5%
Materials                                   3.3%
Information Technology                      2.4%
Short-Term Securities*                      0.2%

* Of the 0.2%, 0.1% is due to security lending activity and 0.1% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

PERCENTAGE OF PORTFOLIO ASSETS

News Corp Cl A (Media)                              2.5%
Cablevision Systems Cl A (Media)                    2.2
Time Warner (Media)                                 1.9
Cooper Inds Cl A (Electrical Equipment)             1.8
ITT Inds (Machinery)                                1.7
Deere & Co (Machinery)                              1.6
Archer-Daniels-Midland (Food Products)              1.6
Honeywell Intl (Aerospace & Defense)                1.5
General Mills (Food Products)                       1.5
Tribune (Media)                                     1.4

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

Stocks of small- and mid-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future. Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies but still involve substantial risk.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

[CHART]

PERFORMANCE COMPARISON
FOR THE SIX-MONTH PERIOD ENDED NOV. 30, 2005

RiverSource Select Value Fund Class A (excluding sales charge)     +1.80%
Russell 3000(R) Value Index(1) (unmanaged)                         +6.01%
Lipper Multi-Cap Value Funds Index(2)                              +5.60%

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds.

(1) The Russell 3000 Value Index, an unmanaged index, measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Multi-Cap Value Funds Index includes the 30 largest multi-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

                         CLASS A               CLASS B               CLASS C          CLASS I     CLASS Y
                         (3/8/02)              (3/8/02)              (3/8/02)         (3/4/04)    (3/8/02)
                                                      AFTER                AFTER
(INCEPTION DATES)    NAV(1)     POP(2)     NAV(1)    CDSC(3)     NAV(1)    CDSC(4)     NAV(5)      NAV(6)
AT NOV. 30, 2005

6 months*             +1.80%     -4.05%     +1.38%     -3.62%     +1.38%     +0.38%     +2.09%     +1.95%
1 year                +4.73%     -1.29%     +3.98%     -1.02%     +3.82%     +2.82%     +5.23%     +4.88%
3 years              +12.77%    +10.56%    +11.86%    +10.79%    +11.86%    +11.86%       N/A     +13.01%
Since inception       +8.38%     +6.67%     +7.56%     +6.90%     +7.56%     +7.56%     +5.69%     +8.57%

AT DEC. 31, 2005

6 months*             +1.01%     -4.79%     +0.47%     -4.48%     +0.47%     -0.52%     +1.31%     +1.08%
1 year                +1.76%     -4.08%     +0.93%     -4.05%     +0.93%     -0.07%     +2.36%     +1.99%
3 years              +14.40%    +12.17%    +13.57%    +12.52%    +13.57%    +13.57%       N/A     +14.61%
Since inception       +8.43%     +6.76%     +7.60%     +6.96%     +7.60%     +7.60%     +6.00%     +8.59%

(1) EXCLUDING SALES CHARGE.
(2) RETURNS AT PUBLIC OFFERING PRICE (POP) REFLECT A SALES CHARGE OF 5.75%.
(3) RETURNS AT MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC). CDSC APPLIES AS
    FOLLOWS:
    FIRST YEAR 5%; SECOND AND THIRD YEAR 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER.
(4) 1% CDSC APPLIES TO REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE.
(5) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO ELIGIBLE INVESTORS ONLY, CURRENTLY LIMITED TO RIVERSOURCE PORTFOLIO BUILDER FUNDS, SIX AFFILIATED FUNDS-OF-FUNDS.
(6) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.
*   NOT ANNUALIZED.

--------------------------------------------------------------------------------
5 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

RIVERSOURCE SELECT VALUE FUND IS MANAGED BY GABELLI ASSET MANAGEMENT COMPANY, AN INDEPENDENT MONEY MANAGEMENT FIRM. THE FUND SEEKS TO PROVIDE LONG-TERM CAPITAL GROWTH BY INVESTING IN UNDERVALUED STOCKS OF LARGE-, MEDIUM- AND SMALL-SIZED COMPANIES. FOR THE SIX MONTHS ENDED NOV. 30, 2005, THE FUND'S CLASS A SHARES (EXCLUDING SALES CHARGES) ROSE 1.80%, UNDERPERFORMING THE FUND'S BENCHMARK, THE RUSSELL 3000 VALUE INDEX, WHICH ADVANCED 6.01% FOR THE SAME PERIOD. THE FUND ALSO UNDERPERFORMED ITS PEER GROUP AS REPRESENTED BY THE LIPPER MULTI-CAP VALUE FUNDS INDEX, WHICH ROSE 5.60%.

Q: WHAT FACTORS MOST SIGNIFICANTLY AFFECTED PERFORMANCE FOR THE PERIOD?

   GABELLI: Looking back on the six-month period, U.S. economic growth and corporate profits showed remarkable resilience in the face of record energy prices, rising short-term interest rates and substantial hurricane damage. Job growth, continued mortgage refinancing and rising wages in the U.S. and spending from consumers in the BRIC countries (Brazil, Russia, India and China) provided a cushion for consumption. Corporate America had the enviable choice of investing for growth by using its huge cash balances to make acquisitions and capital expenditures or return value to shareholders through dividends and buybacks. Merger and acquisition activity boomed.

   The Fund's large position in media companies and its small allocation to energy resulted in underperformance relative to the Russell 3000 Value Index. The best performers for the period included several energy-related companies and manufactured housing stocks, which soared in anticipation of higher orders following the Gulf Coast destruction.

Q: WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO AND WHY?

   GABELLI: Several companies held in the Fund's portfolio were acquired during the period. Retailer Neiman Marcus was bought by Texas Pacific and Warburg for $100 per share. Newspaper publisher Pulitzer was acquired by Lee Enterprises. Western Wireless was bought by Alltel. Manufacturer Thomas Industries was bought by Gardner Denver for $40 per share.

   In addition, we added several companies to the Fund's portfolio during the period including Yahoo, General Mills, Viacom, Heinz, Aztar, Johnson Controls and Kaman, among others.

--------------------------------------------------------------------------------
6 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

- THE FUND'S LARGE POSITION IN MEDIA COMPANIES AND ITS SMALL ALLOCATION TO ENERGY RESULTED IN UNDERPERFORMANCE RELATIVE TO THE RUSSELL 3000 VALUE INDEX.

Q: HOW ARE YOU POSITIONING THE PORTFOLIO FOR THE COMING MONTHS?

   GABELLI: Despite troublesome headlines in the U.S. and abroad, the economy continues to forge ahead. The economic outlook will depend on how and when the Federal Reserve Board (the Fed) eases its interest rate hikes and when, and if, the global consumer picks up the slack as U.S. consumers struggle with higher energy costs and the absence of home refinancing as a ready source of cash. We are finally beginning to sense cracks in the foundation of the housing market as the Fed's higher interest rate policy has made adjustable rate mortgages less attractive and regulatory curbs are imposed on aggressive mortgage lending.

   We will continue to strive to generate returns through bottom-up, company-specific research that seeks to identify a catalyst with the potential to surface underlying value. Merger activity should remain strong and should continue to help us generate superior returns by realizing the intrinsic value of portfolio holdings.

--------------------------------------------------------------------------------
7 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

RIVERSOURCE SELECT VALUE FUND

NOV. 30, 2005 (UNAUDITED)
(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (99.8%)

ISSUER                                              SHARES               VALUE(a)
AEROSPACE & DEFENSE (4.2%)
Curtiss-Wright                                         94,000         $ 5,508,400
Empresa Brasileira de Aeronautica ADR                  28,000(c)        1,055,880
Fairchild Cl A                                        255,000(b)          586,500
GenCorp                                               165,000(b)        3,012,900
Honeywell Intl                                        300,000          10,962,000
Kaman                                                   9,500             182,495
Precision Castparts                                   100,002           5,099,102
Rolls-Royce Group                                     200,000(b),(c)    1,344,730
Rolls-Royce Group Series B                          6,680,000(c)           11,552
Sequa Cl A                                             15,000(b)          948,000
Sequa Cl B                                             25,000(b)        1,600,000
                                                                     ------------
Total                                                                  30,311,559
---------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.1%)
Park-Ohio Holdings                                     30,000(b)          472,500
---------------------------------------------------------------------------------

AUTO COMPONENTS (1.7%)
Autoliv                                                 2,000(c)           87,520
BorgWarner                                             40,000           2,400,000
Dana                                                  500,000           3,485,000
Johnson Controls                                       16,200           1,125,090
Midas                                                  70,000(b)        1,321,600
Modine Mfg                                            115,000           3,828,350
Proliance Intl                                         28,281(b)          154,414
Raytech                                                26,000(b)           33,540
                                                                     ------------
Total                                                                  12,435,514
---------------------------------------------------------------------------------

AUTOMOBILES (0.2%)
Coachmen Inds                                          30,000             363,900
DaimlerChrysler                                        25,000(c)        1,257,250
                                                                     ------------
Total                                                                   1,621,150
---------------------------------------------------------------------------------

BEVERAGES (3.4%)
Anheuser-Busch Companies                               23,000           1,006,020
Brown-Forman Cl A                                      50,000           3,488,000
Coca-Cola                                             140,000           5,976,600
Diageo ADR                                             90,000(c)        5,233,500
Fomento Economico Mexicano ADR                         72,774(c)        4,947,904
PepsiAmericas                                         100,000           2,286,000
PepsiCo                                                13,000             769,600
Pernod-Ricard ADR                                      27,302(c)      $ 1,117,722
                                                                     ------------
Total                                                                  24,825,346
---------------------------------------------------------------------------------

CAPITAL MARKETS (1.6%)
Bear Stearns Companies                                  6,000             665,940
BKF Capital Group                                       4,000              82,600
Deutsche Bank                                          42,000(c)        4,091,640
Mellon Financial                                       22,000             740,080
Merrill Lynch & Co                                     40,000           2,656,800
Northern Trust                                         12,000             632,280
State Street                                            6,000             346,140
T Rowe Price Group                                     35,000           2,518,250
                                                                     ------------
Total                                                                  11,733,730
---------------------------------------------------------------------------------

CHEMICALS (1.9%)
Albemarle                                              20,000             736,000
Chemtura                                               70,000             843,500
Ecolab                                                 44,000           1,463,880
Ferro                                                 110,000           2,079,000
Givaudan                                                  250(c)          158,961
HB Fuller                                               5,000             154,900
Hercules                                              200,000(b)        2,352,000
MacDermid                                              20,000             568,200
Omnova Solutions                                       80,000(b)          376,000
Sensient Technologies                                 270,000           4,905,900
                                                                     ------------
Total                                                                  13,638,341
---------------------------------------------------------------------------------

COMMERCIAL BANKS (1.0%)
Bank of America                                        50,000           2,294,500
BB&T                                                    5,000             212,750
Compass Bancshares                                     10,000             484,600
M&T Bank                                               14,000           1,515,080
PNC Financial Services Group                           25,000           1,594,250
Wilmington Trust                                       33,000           1,336,170
                                                                     ------------
Total                                                                   7,437,350
---------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.8%)
Allied Waste Inds                                     230,000(b)        1,934,300
Cendant                                                30,000             533,100
H&R Block                                              40,000             977,600
Nashua                                                 43,200(b)          328,320
Republic Services                                     150,000           5,377,500
Rollins                                                76,500           1,556,775

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

ISSUER                                              SHARES               VALUE(a)
COMMERCIAL SERVICES & SUPPLIES (CONT.)
Waste Management                                      310,000         $ 9,272,100
                                                                     ------------
Total                                                                  19,979,695
---------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.6%)
Corning                                                80,000(b)        1,620,000
Motorola                                              100,000           2,409,000
Sycamore Networks                                      40,000(b)          162,800
                                                                     ------------
Total                                                                   4,191,800
---------------------------------------------------------------------------------

CONSUMER FINANCE (0.1%)
MBNA                                                   30,000             803,100
---------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.6%)
Greif Cl A                                             67,000           4,023,350
Sealed Air                                             10,000(b)          517,100
                                                                     ------------
Total                                                                   4,540,450
---------------------------------------------------------------------------------

DISTRIBUTORS (1.0%)
Genuine Parts                                         170,000           7,532,700
---------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.6%)
ALLTEL                                                  5,000             334,150
at&t                                                       --                  10
BCE                                                    90,000(c)        2,134,800
BellSouth                                              10,000             272,600
BT Group ADR                                           25,000(c)          927,250
CenturyTel                                             30,000             993,000
Cincinnati Bell                                       470,000(b)        1,833,000
Citizens Communications                                70,000             913,500
Commonwealth Telephone Enterprises                    100,000           3,466,000
Qwest Communications Intl                             900,000(b)        4,716,000
Sprint Nextel                                         400,175          10,020,382
                                                                     ------------
Total                                                                  25,610,692
---------------------------------------------------------------------------------

ELECTRIC UTILITIES (5.8%)
Allegheny Energy                                      220,000(b)        6,122,600
CH Energy Group                                        23,500           1,097,450
DPL                                                   125,000           3,193,750
Duquesne Light Holdings                               160,000           2,712,000
Edison Intl                                            85,000           3,835,200
El Paso Electric                                      224,000(b)        4,845,120
FPL Group                                              50,000           2,119,500
Great Plains Energy                                    25,000             726,500
Northeast Utilities                                   185,000           3,437,300
NSTAR                                                 160,000           4,494,400
PG&E                                                   32,000           1,176,960
TECO Energy                                            35,000             612,150
TXU                                                     1,800             184,734
Westar Energy                                          83,000           1,877,460
Xcel Energy                                           300,000           5,553,000
                                                                     ------------
Total                                                                  41,988,124
---------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (3.2%)
Acuity Brands                                           5,000         $   155,450
AMETEK                                                 20,000             852,200
Cooper Inds Cl A                                      181,000          13,165,940
SL Inds                                                 8,000(b)          128,000
Thomas & Betts                                        220,000(b)        8,808,800
                                                                     ------------
Total                                                                  23,110,390
---------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
CTS                                                   225,000           2,706,750
Symbol Technologies                                     1,807              20,654
                                                                     ------------
Total                                                                   2,727,404
---------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.2%)
Transocean                                             20,000(b)        1,276,800
---------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.1%)
Albertson's                                            80,000           1,880,000
Costco Wholesale                                       18,000             899,640
Safeway                                               180,000           4,185,000
Topps                                                 130,000           1,032,200
                                                                     ------------
Total                                                                   7,996,840
---------------------------------------------------------------------------------

FOOD PRODUCTS (8.0%)
Archer-Daniels-Midland                                480,000          11,313,600
Cadbury Schweppes ADR                                 100,000(c)        3,858,000
Campbell Soup                                         100,000           3,021,000
Corn Products Intl                                    140,000           3,115,000
Del Monte Foods                                       295,000(b)        2,914,600
Dreyer's Grand Ice Cream Holdings                      70,000           5,789,000
Flowers Foods                                         100,000           2,592,000
General Mills                                         230,000          10,931,900
Groupe Danone ADR                                     125,000(c)        2,577,500
Hershey                                                17,000             921,740
HJ Heinz                                               95,000           3,298,400
JM Smucker                                             10,000             453,500
Ralcorp Holdings                                        7,000(b)          291,830
Tootsie Roll Inds                                      15,276             461,488
WM Wrigley Jr                                          90,000           6,173,100
                                                                     ------------
Total                                                                  57,712,658
---------------------------------------------------------------------------------

GAS UTILITIES (0.4%)
ONEOK                                                  45,000           1,234,350
Southwest Gas                                          60,000           1,600,800
                                                                     ------------
Total                                                                   2,835,150
---------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.4%)
Bio-Rad Laboratories Cl A                               5,000(b)          292,100
BIOLASE Technology                                     40,000(d)          256,800
DENTSPLY Intl                                          15,000             834,450
INAMED                                                 47,000(b)        3,940,480
Matthews Intl Cl A                                     20,000             785,800

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

ISSUER                                              SHARES               VALUE(a)
HEALTH CARE EQUIPMENT & SUPPLIES (CONT.)
Orthofix Intl                                          25,000(b),(c)  $   914,750
Sybron Dental Specialties                              40,000(b)        1,749,600
Thermo Electron                                        30,000(b)          925,500
Young Innovations                                      10,100             368,044
Zimmer Holdings                                         1,000(b)           62,670
                                                                     ------------
Total                                                                  10,130,194
---------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.4%)
Chemed                                                 90,000           4,563,000
Henry Schein                                           70,000(b)        2,985,500
IMS Health                                             10,000             244,500
Owens & Minor                                          10,000             283,600
Patterson Companies                                    50,000(b)        1,747,000
                                                                     ------------
Total                                                                   9,823,600
---------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (4.6%)
Aztar                                                 120,000(b)        3,757,200
Canterbury Park Holding                                55,000             811,250
Churchill Downs                                        30,000           1,136,400
Dover Downs Gaming & Entertainment                     60,000             753,600
Dover Motorsports                                      70,000             450,100
Gaylord Entertainment                                 100,000(b)        4,326,000
GTECH Holdings                                         10,000             306,000
Hilton Group                                        1,400,000(c)        8,104,360
Hilton Hotels                                         220,000           4,822,400
Intl Game Technology                                   20,000             587,000
Kerzner Intl                                           16,000(b),(c)    1,040,160
Las Vegas Sands                                        13,000(b)          542,230
Magna Entertainment Cl A                               60,000(b),(c)      454,200
MGM Mirage                                             96,000(b)        3,658,560
Pinnacle Entertainment                                 20,000(b)          477,800
Rank Group                                            200,000(c)        1,068,707
Six Flags                                              85,000(b)          634,100
Steak n Shake                                           7,000(b)          120,750
                                                                     ------------
Total                                                                  33,050,817
---------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.5%)
Cavalier Homes                                         53,000(b)          310,050
Cavco Inds                                             30,000(b)        1,177,500
Champion Enterprises                                  225,000(b)        3,255,750
Fedders                                                20,000              43,800
Fleetwood Enterprises                                 240,000(b)        2,738,400
Fortune Brands                                         10,000             779,600
Nobility Homes                                         10,800             277,668
Palm Harbor Homes                                      24,800(b)          466,984
Skyline                                                45,000           1,721,250
                                                                     ------------
Total                                                                  10,771,002
---------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (2.4%)
Church & Dwight                                       120,000         $ 3,986,400
Clorox                                                 35,000           1,899,800
Colgate-Palmolive                                      20,000           1,090,400
Energizer Holdings                                     65,000(b)        3,426,150
Procter & Gamble                                      123,000           7,034,370
                                                                     ------------
Total                                                                  17,437,120
---------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.7%)
Alleghany                                              10,000(b)        2,941,900
Tredegar                                               30,000             375,000
Tyco Intl                                              50,000(c)        1,426,000
                                                                     ------------
Total                                                                   4,742,900
---------------------------------------------------------------------------------

INSURANCE (0.6%)
American Intl Group                                    10,000             671,400
Argonaut Group                                         15,000(b)          477,000
Fidelity Natl Financial                                18,000             680,760
Fidelity Natl Title Cl A                                3,150              71,820
Phoenix Companies                                      50,000             680,000
Unitrin                                                34,900           1,654,260
                                                                     ------------
Total                                                                   4,235,240
---------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.1%)
IAC/InterActiveCorp                                    32,500(b)          897,325
---------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.3%)
Yahoo!                                                 50,000(b)        2,011,500
---------------------------------------------------------------------------------

MACHINERY (6.4%)
ACCO Brands                                             9,850(b)          227,043
Clarcor                                                76,000           2,254,920
CNH Global                                            180,000(c)        3,024,000
Crane                                                 130,000           4,127,500
Deere & Co                                            170,000          11,789,500
Donaldson                                              24,000             802,560
Flowserve                                              70,000(b)        2,615,200
ITT Inds                                              110,000          11,963,600
Navistar Intl                                          75,000(b)        2,127,750
Oshkosh Truck                                          70,000           3,145,100
PACCAR                                                  6,000             431,160
Watts Water Technologies Cl A                         130,000           3,755,700
                                                                     ------------
Total                                                                  46,264,033
---------------------------------------------------------------------------------

MEDIA (22.1%)
Beasley Broadcast Group Cl A                           80,000(b)        1,121,600
Belo Cl A                                              30,000             654,000
Cablevision Systems Cl A                              670,000(b)       15,852,200
Comcast Cl A                                           25,000(b)          660,000
Cox Radio Cl A                                         25,000(b)          370,250
DIRECTV Group                                          90,000(b)        1,187,100

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

ISSUER                                              SHARES               VALUE(a)
MEDIA (CONT.)
Discovery Holding Cl A                                170,000(b)     $  2,653,700
Dow Jones & Co                                         17,000             579,870
EchoStar Communications Cl A                          110,000           2,842,400
EW Scripps Cl A                                       110,000           5,098,500
Fisher Communications                                  57,000(b)        2,594,070
Gemstar-TV Guide Intl                                 835,000(b)        2,212,750
Gray Television                                       140,000           1,248,800
Grupo Televisa ADR                                     60,000(c)        4,764,000
Journal Communications Cl A                            68,000             918,680
Journal Register                                       40,000             625,200
Knight-Ridder                                          62,000           3,744,800
Lee Enterprises                                        32,000           1,229,440
Liberty Global Cl A                                   120,000(b)        2,677,200
Liberty Global Series C                               120,000(b)        2,492,400
Liberty Media Cl A                                  1,240,000(b)        9,523,200
LIN TV Cl A                                           170,000(b)        2,223,600
McClatchy Cl A                                         28,000           1,725,080
McGraw-Hill Companies                                  50,000           2,652,500
Media General Cl A                                    110,000           5,577,000
New York Times Cl A                                   115,000           3,162,500
News Corp Cl A                                      1,210,000          17,920,100
Paxson Communications                                  60,000(b)           57,000
PRIMEDIA                                              300,000(b)          606,000
Reader's Digest Assn                                  136,896           2,125,995
Rogers Communications Cl B                            150,000(c)        5,731,500
Salem Communications Cl A                              20,000(b)          382,000
Sinclair Broadcast Group Cl A                         320,000           3,078,400
Thomas Nelson                                          35,000             866,250
Time Warner                                           770,000          13,844,600
Tribune                                               316,000          10,102,520
Viacom Cl A                                           215,000           7,198,200
Vivendi Universal ADR                                 300,000(c)        8,685,000
Walt Disney                                           400,000           9,972,000
Young Broadcasting Cl A                               100,000(b)          188,000
                                                                     ------------
Total                                                                 159,148,405
---------------------------------------------------------------------------------

METALS & MINING (0.8%)
Barrick Gold                                           35,000(c),(d)      931,350
Inco                                                    1,000(c)           43,990
Newmont Mining                                        100,000           4,612,000
                                                                     ------------
Total                                                                   5,587,340
---------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER (1.0%)
Aquila                                                400,000(b)        1,420,000
CMS Energy                                            140,000(b)        1,957,200
Energy East                                           160,000           3,752,000
                                                                     ------------
Total                                                                   7,129,200
---------------------------------------------------------------------------------

OIL & GAS (6.1%)
BP ADR                                                 25,000(c)     $  1,646,000
Burlington Resources                                   40,000           2,890,000
Cabot Oil & Gas                                        44,100           1,861,461
Chevron                                               100,000           5,731,000
ConocoPhillips                                        150,000           9,076,500
Devon Energy                                           84,000           5,056,800
El Paso                                               230,000           2,527,700
Exxon Mobil                                           150,000           8,704,500
Kerr-McGee                                             16,000           1,383,200
Kinder Morgan                                           4,000             362,400
Royal Dutch Shell ADR Series A                         75,000(c)        4,621,500
                                                                     ------------
Total                                                                  43,861,061
---------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.1%)
Schiff Nutrition Intl                                 110,000(b)          602,800
---------------------------------------------------------------------------------

PHARMACEUTICALS (2.2%)
Abbott Laboratories                                    16,000             603,360
Bristol-Myers Squibb                                  110,000           2,374,900
Eli Lilly & Co                                         90,000           4,545,000
Merck & Co                                             65,000           1,911,000
Pfizer                                                260,000           5,512,000
Wyeth                                                  20,000             831,200
                                                                     ------------
Total                                                                  15,777,460
---------------------------------------------------------------------------------

REAL ESTATE (--%)
St. Joe                                                 4,000             265,600
---------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (0.1%)
Starwood Hotels & Resorts Worldwide Unit               15,000             907,500
---------------------------------------------------------------------------------

ROAD & RAIL (0.1%)
Norfolk Southern                                       10,000             442,400
---------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.0%)
Cypress Semiconductor                                  40,000(b)          600,000
Entegris                                               34,750(b)          350,975
Texas Instruments                                     200,000           6,496,000
                                                                     ------------
Total                                                                   7,446,975
---------------------------------------------------------------------------------

SOFTWARE (0.1%)
Siebel Systems                                        100,000           1,050,000
---------------------------------------------------------------------------------

SPECIALTY RETAIL (1.2%)
Aaron Rents Cl A                                        4,500              81,000
AutoNation                                            280,000(b)        5,801,600
CSK Auto                                              175,000(b)        2,712,500
Home Depot                                              2,000              83,560
                                                                     ------------
Total                                                                   8,678,660
---------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

ISSUER                                              SHARES               VALUE(a)
TOBACCO (0.8%)
Gallaher Group ADR                                     15,000(c)     $    907,650
Swedish Match                                         400,000(c)        4,569,396
                                                                     ------------
Total                                                                   5,477,046
---------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.3%)
GATX                                                   60,000           2,258,400
---------------------------------------------------------------------------------

WATER UTILITIES (0.4%)
Middlesex Water                                        27,000             514,350
SJW                                                    40,000           2,040,000
                                                                     ------------
Total                                                                   2,554,350
---------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.2%)
O2                                                    745,000(c)        2,514,258
Telephone & Data Systems                               80,000           2,924,000
Telephone & Data Systems Special Shares                82,000           2,874,100
US Cellular                                           145,000(b)        7,366,000
                                                                     ------------
Total                                                                  15,678,358
---------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $564,868,627)                                                 $719,010,579
---------------------------------------------------------------------------------

SHORT-TERM SECURITY (0.2%)(e)

                                                     AMOUNT
                                       EFFECTIVE   PAYABLE AT
ISSUER                                   YIELD      MATURITY             VALUE(a)
COMMERCIAL PAPER
BNP Paribas Finance
   12-01-05                             4.04%      $1,700,000        $  1,699,809
---------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITY
(Cost: $1,700,000)                                                   $  1,699,809
---------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $566,568,627)(f)                                              $720,710,388
=================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Nov. 30, 2005, the value of foreign securities represented 11.0% of net assets.

(d) At Nov. 30, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 0.1% of net assets. See Note 5 to the financial statements. 0.1% of net assets is the Fund's cash equivalent position.

(f) At Nov. 30, 2005, the cost of securities for federal income tax purposes was approximately $566,569,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                        $186,415,000
    Unrealized depreciation                                         (32,274,000)
    ---------------------------------------------------------------------------
    Net unrealized appreciation                                    $154,141,000
    ---------------------------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RIVERSOURCE SELECT VALUE FUND

NOV. 30, 2005 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)*
   (identified cost $566,568,627)                                                          $720,710,388
Capital shares receivable                                                                        42,500
Dividends and accrued interest receivable                                                     1,261,306
Receivable for investment securities sold                                                       114,836
-------------------------------------------------------------------------------------------------------
Total assets                                                                                722,129,030
-------------------------------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash on demand deposit                                               196,666
Capital shares payable                                                                           99,718
Payable upon return of securities loaned (Note 5)                                               875,000
Accrued investment management services fee                                                       15,346
Accrued distribution fee                                                                        163,844
Accrued transfer agency fee                                                                       3,186
Accrued administrative services fee                                                               1,161
Other accrued expenses                                                                          116,497
-------------------------------------------------------------------------------------------------------
Total liabilities                                                                             1,471,418
-------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                         $720,657,612
=======================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                   $  1,071,695
Additional paid-in capital                                                                  589,425,262
Undistributed net investment income                                                             534,221
Accumulated net realized gain (loss) (Note 8)                                               (24,509,635)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                       154,136,069
-------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                   $720,657,612
=======================================================================================================
Net assets applicable to outstanding shares:             Class A                           $513,038,823
                                                         Class B                           $177,711,721
                                                         Class C                           $ 11,069,445
                                                         Class I                           $ 18,738,536
                                                         Class Y                           $     99,087
Net asset value per share of outstanding capital stock:  Class A shares      75,784,516    $       6.77
                                                         Class B shares      26,953,308    $       6.59
                                                         Class C shares       1,678,712    $       6.59
                                                         Class I shares       2,738,369    $       6.84
                                                         Class Y shares          14,551    $       6.81
-------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 5)                                          $    825,750
-------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS

RIVERSOURCE SELECT VALUE FUND

SIX MONTHS ENDED NOV. 30, 2005 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends                                                                $ 5,632,899
Interest                                                                     156,929
Fee income from securities lending (Note 5)                                   13,997
   Less foreign taxes withheld                                               (41,500)
------------------------------------------------------------------------------------
Total income                                                               5,762,325
------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                         2,909,657
Distribution fee
   Class A                                                                   670,073
   Class B                                                                   975,488
   Class C                                                                    59,117
Transfer agency fee                                                          711,513
Incremental transfer agency fee
   Class A                                                                    52,014
   Class B                                                                    35,688
   Class C                                                                     2,127
Service fee -- Class Y                                                            44
Administrative services fees and expenses                                    232,049
Compensation of board members                                                  6,477
Custodian fees                                                                32,496
Printing and postage                                                          97,000
Registration fees                                                             13,721
Audit fees                                                                    11,000
Other                                                                         13,487
------------------------------------------------------------------------------------
Total expenses                                                             5,821,951
   Earnings credits on cash balances (Note 2)                                (12,743)
------------------------------------------------------------------------------------
Total net expenses                                                         5,809,208
------------------------------------------------------------------------------------
Investment income (loss) -- net                                              (46,883)
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                         13,638,294
   Foreign currency transactions                                              (3,333)
------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   13,634,961
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        (85,110)
------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                     13,549,851
------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          $13,502,968
====================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

RIVERSOURCE SELECT VALUE FUND

                                                                        NOV. 30, 2005   MAY 31, 2005
                                                                      SIX MONTHS ENDED   YEAR ENDED
                                                                         (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                         $    (46,883)   $    950,838
Net realized gain (loss) on investments                                   13,634,961      12,376,770
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        (85,110)     56,281,462
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           13,502,968      69,609,070
----------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net Investment income
      Class A                                                                     --        (266,155)
      Class I                                                                     --         (24,197)
      Class Y                                                                     --             (54)
   Net realized gain
      Class A                                                                     --      (7,660,989)
      Class B                                                                     --      (3,625,894)
      Class C                                                                     --        (218,709)
      Class I                                                                     --        (237,243)
      Class Y                                                                     --          (1,417)
----------------------------------------------------------------------------------------------------
Total distributions                                                               --     (12,034,658)
----------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                                42,865,401     124,796,537
   Class B shares                                                         11,756,646      46,615,268
   Class C shares                                                            932,353       2,552,513
   Class I shares                                                          4,593,644      18,507,892
   Class Y shares                                                             32,000           8,825
Fund merger (Note 7)
   Class A shares                                                                 --     125,319,243
   Class B shares                                                                 --      15,378,619
   Class C shares                                                                 --          69,498
   Class Y shares                                                                 --           2,180
Reinvestment of distributions at net asset value
   Class A shares                                                                 --       7,833,011
   Class B shares                                                                 --       3,585,007
   Class C shares                                                                 --         214,147
   Class I shares                                                                 --         261,274
   Class Y shares                                                                 --           1,200
Payments for redemptions
   Class A shares                                                        (64,795,594)    (97,118,862)
   Class B shares (Note 2)                                               (40,089,953)    (48,962,547)
   Class C shares (Note 2)                                                (1,897,264)     (2,312,130)
   Class I shares                                                            (45,818)    (12,686,046)
   Class Y shares                                                                 --         (21,951)
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions        (46,648,585)    184,043,678
----------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                  (33,145,617)    241,618,090
Net assets at beginning of period                                        753,803,229     512,185,139
----------------------------------------------------------------------------------------------------
Net assets at end of period                                             $720,657,612    $753,803,229
====================================================================================================
Undistributed net investment income                                     $    534,221    $    581,104
----------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE SELECT VALUE FUND (FORMERLY AXP PARTNERS SELECT VALUE FUND)

(UNAUDITED AS TO NOV. 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Security Dealers.

The Fund offers Class A, Class B, Class C and Class Y shares.

- Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

- Class C shares may be subject to a CDSC.

- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Nov. 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) and the RiverSource Portfolio Builder Funds owned 100% of Class I shares, which represents 2.60% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
17 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend. On June 24, 2004, an additional dividend was paid before the merger to ensure that current shareholders of AXP Partners Select Value Fund would not experience a dilution in their share of the Fund's income or capital gains.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.78% to 0.65% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Multi-Cap Value Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $21,155 for the six months ended Nov. 30, 2005.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.06% to 0.035% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

The Investment Manager has a Subadvisory Agreement with GAMCO Investors, Inc., which does business under the name Gabelli Asset Management Company.

--------------------------------------------------------------------------------
19 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

- Class A $19.50

- Class B $20.50

- Class C $20.00

- Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Service, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $402,502 for Class A, $114,290 for Class B and $530 for Class C for the six months ended Nov. 30, 2005.

During the six months ended Nov. 30, 2005, the Fund's custodian and transfer agency fees were reduced by $12,743 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $25,497,427 and $66,812,526, respectively, for the six months ended Nov. 30, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadviser were $12,476 for the six months ended Nov. 30, 2005.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                        SIX MONTHS ENDED NOV. 30, 2005
                                        CLASS A       CLASS B       CLASS C       CLASS I       CLASS Y
Sold                                    6,232,449     1,756,929      139,758       665,666       4,623
Issued for reinvested distributions            --            --           --            --          --
Redeemed                               (9,482,656)   (5,984,427)    (285,418)       (6,644)         --
-----------------------------------------------------------------------------------------------------------
 Net increase (decrease)               (3,250,207)   (4,227,498)    (145,660)      659,022       4,623
-----------------------------------------------------------------------------------------------------------

                                                            YEAR ENDED MAY 31, 2005
                                        CLASS A       CLASS B       CLASS C       CLASS I       CLASS Y
Sold                                   19,869,943     7,503,894      411,826      2,943,689       1,333
Fund merger                            20,446,384     2,546,185       11,514             --         354
Issued for reinvested distributions     1,236,257       579,169       34,602         40,658         190
Redeemed                              (15,196,659)   (7,992,356)    (367,779)    (1,940,095)     (3,331)
-----------------------------------------------------------------------------------------------------------
 Net increase (decrease)               26,355,925     2,636,892       90,163      1,044,252      (1,454)
-----------------------------------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

At Nov. 30, 2005, securities valued at $825,750 were on loan to brokers. For collateral, the Fund received $875,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $13,997 for the six months ended Nov. 30, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2005.

--------------------------------------------------------------------------------
21 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

7. FUND MERGER

At the close of business on June 25, 2004, RiverSource Select Value Fund acquired the assets and assumed the identified liabilities of AXP Progressive Fund. The reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of RiverSource Select Value Fund immediately before the acquisition were $528,993,724 and the combined net assets immediately after the acquisition were $669,763,264.

The merger was accomplished by a tax-free exchange of 20,805,224 shares of AXP Progressive Fund valued at $140,769,540.

In exchange for the AXP Progressive Fund shares and net assets, RiverSource Select Value Fund issued the following number of shares:

                                                            SHARES
----------------------------------------------------------------------
Class A                                                   20,446,384
Class B                                                    2,546,185
Class C                                                       11,514
Class Y                                                          354

AXP Progressive Fund's net assets at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net investment income.

                                                                      ACCUMULATED    UNDISTRIBUTED
                             TOTAL         CAPITAL      UNREALIZED    NET REALIZED   NET INVESTMENT
                           NET ASSETS       STOCK      APPRECIATION      LOSS            INCOME
-----------------------------------------------------------------------------------------------------
AXP Progressive Fund      $140,769,540   $164,701,388   $20,528,831   $(44,468,052)      $7,373

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $35,108,088 that if not offset by future capital gains realized after May 31, 2005 will expire as follows:

                     2010                    2011                  2012
                 $15,995,507             $16,604,151            $2,508,430

RiverSource Select Value Fund acquired $41,800,438 of capital loss carry-overs in connection with the AXP Progressive Fund merger (Note 7). In addition to the acquired capital loss carry-overs, the Fund also acquired unrealized capital gains as a result of the merger. The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
22 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                        2005(h)      2005      2004      2003        2002(b)
Net asset value, beginning of period                                $6.65       $6.13     $5.11     $5.01        $5.13
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           --         .02        --       .01           --
Net gains (losses) (both realized and unrealized)                     .12         .63      1.03       .10         (.12)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .12         .65      1.03       .11         (.12)
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   --        (.01)       --      (.01)          --
Distributions from realized gains                                      --        (.12)     (.01)       --           --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    --        (.13)     (.01)     (.01)          --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $6.77       $6.65     $6.13     $5.11        $5.01
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                             $ 513       $ 525     $ 323     $ 156        $  40
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     1.33%(d)    1.33%     1.38%     1.44%(e)     1.48%(d),(e)
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     .19%(d)     .35%      .06%      .42%         .22%(d)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               3%         12%       15%       31%           7%
------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      1.80%(g)   10.66%    20.17%     2.12%       (2.34%)(g)
------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.65% and 3.06% for the periods ended May 31, 2003 and 2002, respectively.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.
(h) Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
23 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                        2005(h)      2005      2004      2003        2002(b)

Net asset value, beginning of period                                $6.50       $6.04    $ 5.07     $5.00       $ 5.13
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.02)       (.02)     (.03)     (.01)        (.01)
Net gains (losses) (both realized and unrealized)                     .11         .60      1.01       .08         (.12)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .09         .58       .98       .07         (.13)
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                      --        (.12)     (.01)       --           --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $6.59       $6.50    $ 6.04     $5.07       $ 5.00
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                             $ 178       $ 203    $  172     $  94       $   25
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     2.10%(d)    2.09%     2.15%     2.20%(e)     2.26%(d),(e)
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.59%)      (.43%)    (.71%)    (.34%)       (.54%)(d)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               3%         12%       15%       31%           7%
------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      1.38%(g)    9.76%    19.27%     1.46%       (2.53%)(g)
------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.41% and 3.82% for the periods ended May 31, 2003 and 2002, respectively.

(f) Total return does not reflect payment of a sales charge.

(g) Not annualized.

(h) Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
24 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

CLASS C

FISCAL PERIOD ENDED MAY 31,                                        2005(h)      2005      2004      2003        2002(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $6.50       $6.04     $5.07     $5.00        $5.13
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.02)       (.02)     (.03)     (.01)        (.01)
Net gains (losses) (both realized and unrealized)                     .11         .60      1.01       .08         (.12)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .09         .58       .98       .07         (.13)
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                      --        (.12)     (.01)       --           --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $6.59       $6.50     $6.04     $5.07        $5.00
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                             $  11       $  12     $  10     $   5        $   2
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     2.10%(d)    2.09%     2.15%     2.20%(e)     2.26%(d),(e)
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.58%)(d)   (.43%)    (.71%)    (.34%)       (.49%)(d)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               3%         12%       15%       31%           7%
------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      1.38%(g)    9.76%    19.27%     1.46%       (2.53%)(g)
------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.41% and 3.82% for the periods ended May 31, 2003 and 2002, respectively.

(f) Total return does not reflect payment of a sales charge.

(g) Not annualized.

(h) Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
25 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

CLASS I

FISCAL PERIOD ENDED MAY 31,                      2005(g)     2005    2004(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period             $6.70      $ 6.16   $ 6.34
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       .02         .04      .02
Net gains (losses) (both realized and
  unrealized)                                      .12         .63     (.20)
----------------------------------------------------------------------------
Total from investment operations                   .14         .67     (.18)
----------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                --        (.01)      --
Distributions from realized gains                   --        (.12)      --
----------------------------------------------------------------------------
Total distributions                                 --        (.13)      --
----------------------------------------------------------------------------
Net asset value, end of period                   $6.84      $ 6.70   $ 6.16
----------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)          $  19      $   14   $    6
----------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)   .87%(d)     .86%     .94%(d)
----------------------------------------------------------------------------
Ratio of net investment income (loss) to
  average daily net assets                         .65%(d)     .80%     .83%(d)
----------------------------------------------------------------------------
Portfolio turnover rate (excluding
  short-term securities)                             3%         12%      15%
----------------------------------------------------------------------------
Total return(e)                                   2.09%(f)   11.02%   (2.84%)(f)
----------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was March 4, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.
(g)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
26 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

CLASS Y

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                       2005(h)     2005     2004        2003        2002(b)
Net asset value, beginning of period              $6.68      $6.15    $ 5.12       $5.01        $ 5.13
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        .02        .03        --         .02            --
Net gains (losses) (both realized and unrealized)   .11        .63      1.04         .10          (.12)
------------------------------------------------------------------------------------------------------
Total from investment operations                    .13        .66      1.04         .12          (.12)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 --       (.01)       --        (.01)           --
Distributions from realized gains                    --       (.12)     (.01)         --            --
------------------------------------------------------------------------------------------------------
Total distributions                                  --       (.13)     (.01)       (.01)           --
------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $6.81      $6.68    $ 6.15       $5.12        $ 5.01
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)           $  --      $  --    $   --       $  --        $   --
------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net
  assets(c)                                        1.16%(d)   1.15%     1.22%       1.25%(e)      1.17%(d),(e)
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
  average daily net assets                          .39%(d)    .51%      .21%        .63%          .22%(d)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding
  short-term securities)                              3%        12%       15%         31%            7%
------------------------------------------------------------------------------------------------------
Total return(f)                                    1.95%(g)  10.81%    20.36%       2.35%        (2.34%)(g)
------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.47% and 2.88% for the periods ended May 31, 2003 and 2002, respectively.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
27 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2005.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
28 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

                                                        BEGINNING           ENDING          EXPENSES         ANNUALIZED
                                                      ACCOUNT VALUE     ACCOUNT VALUE      PAID DURING        EXPENSE
                                                      JUNE 1, 2005      NOV. 30, 2005     THE PERIOD(a)        RATIO
Class A
  Actual(b)                                               $1,000          $1,018.00         $ 6.73(c)          1.33%
  Hypothetical (5% return before expenses)                $1,000          $1,018.40         $ 6.73(c)          1.33%
Class B
  Actual(b)                                               $1,000          $1,013.80         $10.60(c)          2.10%
  Hypothetical (5% return before expenses)                $1,000          $1,014.54         $10.61(c)          2.10%
Class C
  Actual(b)                                               $1,000          $1,013.80         $10.60(c)          2.10%
  Hypothetical (5% return before expenses)                $1,000          $1,014.54         $10.61(c)          2.10%
Class I
  Actual(b)                                               $1,000          $1,020.90         $ 4.41(c)           .87%
  Hypothetical (5% return before expenses)                $1,000          $1,020.71         $ 4.41(c)           .87%
Class Y
  Actual(b)                                               $1,000          $1,019.50         $ 5.87(c)          1.16%
  Hypothetical (5% return before expenses)                $1,000          $1,019.25         $ 5.87(c)          1.16%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Nov. 30, 2005: +1.80% for Class A, +1.38% for Class B, +1.38% for Class C, +2.09% for Class I and +1.95% for Class Y.
(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Nov. 30, 2005, the actual and hypothetical expenses paid would have been the same as those presented in the table above.

--------------------------------------------------------------------------------
29 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,

--------------------------------------------------------------------------------
30 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the New IMS Agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

--------------------------------------------------------------------------------
31 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance in 2004, although below median, was consistent with the management style of the Fund in light of market conditions in 2004.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients as well as those paid to subadvisers. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment or was due to the added costs associated with having subadvisers manage the Fund). The Board considered that advisory fees under the New IMS Agreement would stay the same. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed. Furthermore, the Board considered that there was limited opportunity for the Fund to achieve large-scale growth and thus provide RiverSource with potential economies of scale.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity

--------------------------------------------------------------------------------
32 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling (800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
33 -- RIVERSOURCE SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

S-6251 E (1/06)

SEMIANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE(SM)
SMALL CAP EQUITY FUND

SEMIANNUAL REPORT FOR THE PERIOD ENDED NOV. 30, 2005

-  RIVERSOURCE SMALL CAP EQUITY FUND (FORMERLY AXP(R) PARTNERS SMALL CAP CORE
   FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM GROWTH OF CAPITAL.

TABLE OF CONTENTS

Fund Snapshot                                                 3

Performance Summary                                           4

Questions & Answers  with Portfolio Management                6

Investments in Securities                                    10

Financial Statements                                         17

Notes to Financial Statements                                20

Fund Expenses Example                                        31

Approval of Investment Management
  Services Agreement                                         33

Proxy Voting                                                 37

--------------------------------------------------------------------------------
2 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

FUND SNAPSHOT AT NOV. 30, 2005

PORTFOLIO MANAGERS

WELLINGTON MANAGEMENT COMPANY, LLP

PORTFOLIO MANAGERS             SINCE     YEARS IN INDUSTRY
Kenneth L. Abrams               3/02            21
Daniel J. Fitzpatrick, CFA      3/02             8

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

PORTFOLIO MANAGERS             SINCE     YEARS IN INDUSTRY
Thomas P. Vaiana               12/03             8
William Martin                 12/03            15
Wihelmine von Turk             12/03            21

LORD, ABBETT & CO. LLC

PORTFOLIO MANAGER              SINCE     YEARS IN INDUSTRY
Michael T. Smith               12/03            17

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates by class
A: 3/8/02  B: 3/8/02  C: 3/8/02  I: 3/4/04    Y: 3/8/02

Ticker symbols by class
A: AXSAX   B: AXSBX   C: --       I: --       Y: --

Total net assets                         $208.2 million

Number of holdings                                  422

STYLE MATRIX

                STYLE
        VALUE   BLEND   GROWTH
SIZE
LARGE
MEDIUM
SMALL           X

SHADING WITHIN THE STYLE MATRIX INDICATES AREAS IN WHICH THE FUND GENERALLY INVESTS.

SECTOR COMPOSITION

PERCENTAGE OF PORTFOLIO ASSETS

[CHART]

CONSUMER DISCRETIONARY                17.8%
INFORMATION TECHNOLOGY                15.9%
FINANCIALS                            15.7%
HEALTH CARE                           15.4%
INDUSTRIALS                           13.6%
MATERIALS                              7.5%
ENERGY                                 6.1%
CONSUMER STAPLES                       2.3%
SHORT-TERM SECURITIES                  2.1%
UTILITIES                              2.0%
TELECOMMUNICATION SERVICES             1.6%

TOP TEN HOLDINGS

PERCENTAGE OF PORTFOLIO ASSETS

Red Hat (Software)                                        1.5%

Genesis HealthCare (Health Care Providers & Services)     1.1

Select Comfort (Specialty Retail)                         1.0

Westcorp (Commercial Banks)                               1.0

NASDAQ Stock Market (Diversified Financial Services)      0.9

Actuant Cl A (Machinery)                                  0.9

UGI (Gas Utilities)                                       0.9

Pride Intl (Energy Equipment & Services)                  0.9

HCC Insurance Holdings (Insurance)                        0.8

Ryland Group (Household Durables)                         0.8

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

Stocks of small-capitalization companies involve substantial risk. Historically, these stocks have experienced greater volatility than stocks of larger companies, and they can be expected to do so in the future.

Fund holdings are subject to change

--------------------------------------------------------------------------------
3 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

[CHART]

PERFORMANCE COMPARISON
FOR THE SIX-MONTH PERIOD ENDED NOV. 30, 2005

RiverSource Small Cap Equity Fund
Class A (excluding sales charge)          +9.98%

Russell 2000(R) Index(1) (unmanaged)      +10.47%

Lipper Small-Cap Core Funds Index(2)      +11.07%

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds.

(1) The Russell 2000 Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

                          CLASS A           CLASS B          CLASS C            CLASS I     CLASS Y
                         (3/8/02)          (3/8/02)         (3/8/02)            (3/4/04)    (3/8/02)
                                                 AFTER            AFTER
(INCEPTION DATES)     NAV(1)   POP(2)   NAV(1)  CDSC(3)   NAV(1)  CDSC(4)        NAV(5)      NAV(6)
AT NOV. 30, 2005

6 months*             +9.98%   +3.67%   +9.54%   +4.54%   +9.56%   +8.56%       +10.07%     +10.09%
1 year               +12.83%   +6.34%  +12.05%   +7.05%  +12.05%  +11.05%       +13.08%     +13.10%
3 years              +20.54%  +18.18%  +19.62%  +18.68%  +19.66%  +19.66%          N/A      +20.82%
Since inception       +9.09%   +7.37%   +8.28%   +7.63%   +8.23%   +8.23%       +10.76%      +9.30%

AT DEC. 31, 2005

6 months*             +7.65%   +1.47%   +7.16%   +2.26%   +7.36%   +6.38%        +7.74%      +7.77%
1 year                +8.75%   +2.49%   +7.90%   +2.97%   +8.10%   +7.12%        +9.01%      +9.04%
3 years              +23.54%  +21.12%  +22.55%  +21.66%  +22.56%  +22.56%          N/A      +23.72%
Since inception       +9.04%   +7.36%   +8.21%   +7.57%   +8.21%   +8.21%       +10.57%      +9.24%

(1) EXCLUDING SALES CHARGE.
(2) RETURNS AT PUBLIC OFFERING PRICE (POP) REFLECT A SALES CHARGE OF 5.75%.
(3) RETURNS AT MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC). CDSC APPLIES AS
    FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEAR 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER.
(4) 1% CDSC APPLIES TO REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE.
(5) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO ELIGIBLE INVESTORS ONLY, CURRENTLY LIMITED TO RIVERSOURCE PORTFOLIO BUILDER FUNDS, SIX AFFILIATED FUNDS-OF-FUNDS.
(6) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.
 *  NOT ANNUALIZED

--------------------------------------------------------------------------------
5 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS
                            WITH PORTFOLIO MANAGEMENT

RIVERSOURCE SMALL CAP EQUITY FUND'S CLASS A SHARES ROSE 9.98%, EXCLUDING SALES CHARGE, FOR THE SIX MONTHS ENDED NOV. 30, 2005. THE FUND UNDERPERFORMED ITS BENCHMARK, THE RUSSELL 2000 INDEX (RUSSELL INDEX), WHICH GAINED 10.47%. THE FUND ALSO TRAILED ITS PEER GROUP, AS REPRESENTED BY THE LIPPER SMALL-CAP CORE FUNDS INDEX, WHICH ADVANCED 11.07% FOR THE PERIOD.

RIVERSOURCE SMALL CAP EQUITY FUND'S PORTFOLIO IS MANAGED BY THREE INDEPENDENT MONEY MANAGEMENT FIRMS THAT EACH INVEST A PORTION OF FUND ASSETS IN A BLEND OF GROWTH AND VALUE SMALL COMPANY STOCKS. THE GOAL IS TO PROVIDE LONG-TERM GROWTH OF CAPITAL. AS OF NOV. 30, 2005, WELLINGTON MANAGEMENT COMPANY LLP (WELLINGTON MANAGEMENT), AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. (AMERICAN CENTURY) AND LORD, ABBETT & CO. LLC (LORD ABBETT) MANAGED 45.8%, 28.9% AND 25.3% OF THE FUND'S PORTFOLIO, RESPECTIVELY.

Q: WHAT FACTORS AFFECTED THE PERFORMANCE OF YOUR PORTION OF THE PORTFOLIO FOR THE SIX-MONTH PERIOD?

    AMERICAN CENTURY: Our portion of the Fund posted a solid gain during the semiannual period but trailed the return of the Russell Index. Poor stock selection among consumer companies was the main reason for our underperformance relative to the Russell Index. The most disappointing individual performer was the movie-rental chain Movie Gallery, which reported declining earnings and struggled with a higher debt load after acquiring competitor Hollywood Entertainment in early 2005. Other noteworthy laggards in the consumer sector included the fast food restaurant operators CKE Restaurants (owner of the Hardee's and Carl's Jr. chains) and Jack In The Box, both of which reported lower-than-expected sales growth.

    The health care sector also weighed on results relative to the Russell Index and stock selection among health care providers, in particular, detracted the most. The worst performer in this area was long-term care provider Kindred Healthcare, which fell amid reports of weakness in its institutional pharmacy business.

    On the positive side, the portfolio's holdings in industrial stocks contributed to performance. The top performer in our portion of the portfolio was the engineering services provider McDermott International, which develops offshore oil drilling platforms and pipelines. Other top contributors included the outsourcing firm Administaff and the building materials manufacturer USG Corp., which was expected to benefit from rebuilding efforts in regions devastated by hurricanes.

    LORD ABBETT: Our stock selection within the materials and processing sector made

--------------------------------------------------------------------------------
6 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

- OUR PORTION OF THE PORTFOLIO IS MANAGED TO SEEK AN OPTIMAL BALANCE BETWEEN RISK AND EXPECTED RETURN.

    - AMERICAN CENTURY

    the largest contribution to performance during the six-month period. The sector benefited as higher demand enabled companies to increase prices. In particular, Cleveland-Cliffs, the only U.S.-based public iron ore mining company, benefited as demand for iron ore remained robust. Shares of Watsco, a heating, air conditioning and refrigeration distributor, rose after exceeding earnings expectations due to its expanded distribution network and improved profit margins. Also adding to performance was our stock selection within the producer durables sector. Shares of Actuant, a diversified industrial products manufacturer, gained as increased demand for oil and gas led to stronger sales for industrial tools.

    Stock selection within the consumer discretionary sector was the largest detractor from performance during the period. Specifically, shares of Regent Communications, a communications holding company with more than 75 radio stations, fell due to its failure to meet earnings expectations and the uncertainty surrounding its future following the resignation of its chairman and CEO. Dave & Busters, which runs restaurant and entertainment complexes, experienced weaker-than-expected performance after converting its recently acquired Jillian's locations to Dave & Buster's units. Also detracting from our portfolio's performance was stock selection within the technology sector. Specifically, Stratasys, a manufacturer of rapid prototyping devices, reported disappointing results due to weakness in its high-end business units, particularly in Europe.

    WELLINGTON MANAGEMENT: Within the Russell Index, energy was the strongest sector by a wide margin. Consumer staples and utilities were the only sectors to post negative returns.

    Favorable stock selection produced positive returns relative to the Russell Index within our portion of the Fund. Our stock selection was strongest within the financials and information technology sectors. Within financials, NASDAQ Stock Market reported strong profits and earnings accretion from its announced acquisition of Instinet. Investment

--------------------------------------------------------------------------------
7 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

- WE BELIEVE OUR HEALTH CARE HOLDINGS ARE POSITIONED TO BENEFIT FROM STRUCTURAL CHANGES IN THE DELIVERY OF HEALTH CARE PRODUCTS AND SERVICES TO AN EXPANDING PATIENT POPULATION.

    - LORD ABBETT

    Technology Group advanced on strong earnings and the market's favorable reception of its acquisition of Macgregor, a leading trade order management software provider. The software company Red Hat also positively contributed to performance, as the company overcame competitive issues and emerged as the clear market leader in Linux operating systems. Strong stock selection as well as an overweight allocation to the top-performing energy sector also contributed positively to performance.

    The positive results from these investments were somewhat offset by weak stock selection in the materials and industrials sectors. Within materials, the paper-making chemical producer Hercules fell as the Gulf of Mexico hurricanes interrupted production and contributed to price increases for raw materials, energy and transportation. Within industrials, the shares of Global Power Equipment Group, a manufacturer of equipment for gas turbine power plants, also declined. The software company Take-Two Interactive Software and the retailer Foot Locker also detracted from the Fund's performance.

Q:  WHAT CHANGES DID YOU MAKE TO YOUR PORTION OF THE FUND?

    AMERICAN CENTURY: Changes to our portion of the portfolio are driven by our focus on individual stock selection rather than sector weightings. Our stock selection process, which evaluates stocks based on a balanced set of growth and value criteria, led us to increase our holdings in the drug store chain Longs Drug Stores, the electronic meter-reading equipment maker Itron and the building products provider Building Material Holding. In contrast, during the period we substantially reduced and eventually sold our position in the offshore drilling services provider Cal Dive International; the cement and steel producer Texas Industries and the forest products company Louisiana-Pacific were also reduced.

    LORD ABBETT: We increased the health care position in our portion of the Fund based on what we believed were attractive valuations in the sector. We believe our health care holdings are positioned to benefit from structural changes in the delivery of health care products and services to an expanding

--------------------------------------------------------------------------------
8 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

- WE INITIATED NEW POSITIONS IN A NUMBER OF INSURANCE COMPANIES, WHICH INCREASED OUR PORTFOLIO'S EXPOSURE TO THE FINANCIALS SECTOR.

    - WELLINGTON MANAGEMENT

    patient population. We have reduced individual stocks within the materials and processing sector as certain investments reached our price targets. We also decreased our portfolio's exposure within the auto and transportation sector as increasing energy costs reduced the attractiveness of certain investments in the sector.

    WELLINGTON MANAGEMENT: During the period, we eliminated positions in the strongly performing energy stocks SBM Offshore and Cal Dive International. We initiated new positions in a number of insurance companies, which increased our portfolio's exposure to the financials sector.

Q:  HOW DO YOU INTEND TO MANAGE YOUR PORTION OF THE FUND IN THE COMING MONTHS?

    AMERICAN CENTURY: Going forward, we will continue to pursue consistent long-term performance by maintaining our structured, disciplined investment approach. Our portion of the portfolio is managed to seek an optimal balance between risk and expected return.

    LORD ABBETT: It is our belief that mispriced small company stocks with improving fundamentals can provide significant capital appreciation. Therefore, we will continue to identify and invest in small cap stocks that exhibit strong fundamentals, attractive valuations, and favorable growth prospects through our disciplined investment process, which incorporates quantitative analysis and fundamental research.

    WELLINGTON MANAGEMENT: In light of continued strong performance for small-cap stocks, we are increasingly attentive to the risk/reward assessments for current holdings, while simultaneously searching for companies that appear to be somewhat overlooked by the market. Our sector positioning is predominantly the result of our bottom-up stock selection process. At the end of the period, the Fund had an overweight exposure to the health care sector and underweight positions in financials and industrials.

--------------------------------------------------------------------------------
9 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES
RIVERSOURCE SMALL CAP EQUITY FUND
NOV. 30, 2005 (UNAUDITED)
(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS) COMMON STOCKS (97.7%)

ISSUER                                                   SHARES           VALUE(a)
AEROSPACE & DEFENSE (1.1%)
Alliant Techsystems                                         579(b)      $   43,935
Aviall                                                   29,600(b)         908,720
Esterline Technologies                                    2,212(b)          90,935
Hexcel                                                   59,500(b)         989,484
Kaman                                                     1,274             24,474
Teledyne Technologies                                     6,631(b)         217,099
                                                                       -----------
Total                                                                    2,274,647
----------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.1%)
EGL                                                       2,215(b)          82,265
Forward Air                                               3,318            127,577
                                                                       -----------
Total                                                                      209,842
----------------------------------------------------------------------------------

AIRLINES (1.4%)
AirTran Holdings                                         94,700(b)       1,422,394
AMR                                                      66,200(b)       1,118,118
Frontier Airlines                                         2,826(b)          23,060
Mesa Air Group                                            3,254(b)          33,451
Republic Airways Holdings                                11,000(b)         159,830
SkyWest                                                   5,993            177,992
                                                                       -----------
Total                                                                    2,934,845
----------------------------------------------------------------------------------

AUTO COMPONENTS (0.6%)
Goodyear Tire & Rubber                                   39,545(b)         677,406
Shiloh Inds                                               2,752(b)          36,381
Tenneco                                                   6,600(b)         114,642
TRW Automotive Holdings                                  15,180(b)         382,536
                                                                       -----------
Total                                                                    1,210,965
----------------------------------------------------------------------------------

BIOTECHNOLOGY (3.4%)
Abgenix                                                  83,500(b)       1,144,785
Albany Molecular Research                                 1,204(b)          14,737
Alkermes                                                 66,354(b)       1,206,316
Amylin Pharmaceuticals                                   41,600(b)       1,556,255
Digene                                                    8,300(b)         227,586
Exelixis                                                 82,282(b)         664,839
Human Genome Sciences                                    99,300(b)         918,525
Incyte                                                  129,700(b)         721,132
Kendle Intl                                               4,545(b)         108,626
ZymoGenetics                                             27,800(b)         446,190
                                                                       -----------
Total                                                                    7,008,991
----------------------------------------------------------------------------------

BUILDING PRODUCTS (1.1%)
ElkCorp                                                  27,400         $  936,532
Lennox Intl                                               7,133            208,284
Universal Forest Products                                 2,261            129,917
USG                                                      15,816(b)         967,939
                                                                       -----------
Total                                                                    2,242,672
----------------------------------------------------------------------------------

CAPITAL MARKETS (1.3%)
Affiliated Managers Group                                 9,600(b)         756,864
Calamos Asset Management Cl A                               905             24,526
Investment Technology Group                              41,800(b)       1,625,602
Investors Financial Services                              5,100            192,525
Stifel Financial                                          1,244(b)          46,575
                                                                       -----------
Total                                                                    2,646,092
----------------------------------------------------------------------------------

CHEMICALS (2.7%)
Cytec Inds                                               30,800          1,394,932
Ferro                                                    52,700            996,030
FMC                                                       7,023(b)         373,413
Hercules                                                109,735(b)       1,290,484
Minerals Technologies                                    16,900            956,878
Pioneer Companies                                         6,003(b)         149,054
Terra Inds                                               66,023(b)         396,798
WR Grace & Co                                             9,749(b)          84,719
                                                                       -----------
Total                                                                    5,642,308
----------------------------------------------------------------------------------

COMMERCIAL BANKS (3.2%)
Amcore Financial                                         17,700            553,479
BancFirst                                                   979             78,036
Bank of Hawaii                                           12,242            631,810
BOK Financial                                               920             43,764
City Holding                                              2,379             86,786
City Natl                                                 7,316            534,287
Commerce Bancshares                                       4,375            226,424
Community Trust Bancorp                                     252              8,291
Cullen/Frost Bankers                                      1,328             71,526
First BanCorp Puerto Rico                                25,180(c)         304,678
First Citizens BancShares Cl A                              547            102,546
First Indiana                                               668             23,347
First Regional Banks                                        606(b)          43,123
Hanmi Financial                                          13,700            255,231
Intl Bancshares                                           1,481             44,430
Old Second Bancorp                                        1,184             39,297

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

ISSUER                                                   SHARES         VALUE(a)
COMMERCIAL BANKS (CONT.)
PrivateBancorp                                            8,200         $  302,498
Seacoast Banking Corporation  of Florida                 49,400          1,199,432
Southwest Bancorp                                           929             20,968
Taylor Capital Group                                      1,184             46,401
TCF Financial                                               798             21,913
Texas United Bancshares                                   5,200             98,800
Westcorp                                                 29,370          1,974,839
Wilmington Trust                                            837             33,890
Wilshire Bancorp                                            920             15,649
                                                                       -----------
Total                                                                    6,761,445
----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (1.7%)
Administaff                                               8,009            360,805
Barrett Business Services                                   426(b)          10,735
Clean Harbors                                             9,908(b)         285,945
CompX Intl                                                1,236             19,949
Consolidated Graphics                                       758(b)          38,802
CoStar Group                                             12,300(b)         577,362
Dun & Bradstreet                                            309(b)          20,085
Escala Group                                              2,811(b)          46,522
John H Harland                                           13,592            513,778
PHH                                                      20,406(b)         588,917
PICO Holdings                                             1,728(b)          58,337
Sotheby's Holdings Cl A                                  11,337(b)         215,743
Strayer Education                                         6,200            618,761
Vertrue                                                   4,795(b)         173,243
West                                                      2,349(b)          93,185
                                                                       -----------
Total                                                                    3,622,169
----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.3%)
ADTRAN                                                   12,874            380,555
ARRIS Group                                             116,600(b)       1,133,352
CommScope                                                23,100(b)         473,781
Comtech Telecommunications                               12,039(b)         524,900
Foundry Networks                                         59,800(b)         830,622
Glenayre Technologies                                     3,611(b)          11,339
SiRF Technology Holdings                                  3,326(b)          92,197
SpectraLink                                              22,800            294,348
Westell Technologies Cl A                               211,700(b)       1,001,341
                                                                       -----------
Total                                                                    4,742,435
----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.3%)
Ampex Cl A                                                  627(b)          14,108
Avid Technology                                           9,000(b)         454,320
Electronics for Imaging                                  50,000(b)       1,396,499
Emulex                                                   20,649(b)         411,535
Hutchinson Technology                                     5,000(b)         142,950
Imation                                                   1,236             54,335
Intergraph                                               12,384(b)         594,680
Komag                                                    22,532(b)      $  787,267
Stratasys                                                29,900(b)         708,929
Western Digital                                          19,274(b)         287,568
                                                                       -----------
Total                                                                    4,852,191
----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.8%)
McDermott Intl                                           16,742(b)         700,820
Michael Baker                                             1,002(b)          25,050
Washington Group Intl                                    20,000          1,034,200
                                                                       -----------
Total                                                                    1,760,070
----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.1%)
Texas Inds                                                4,581            228,500
----------------------------------------------------------------------------------

CONSUMER FINANCE (1.1%)
Advanta Cl B                                             51,200          1,657,856
Metris Companies                                         38,734(b)         580,623
                                                                       -----------
Total                                                                    2,238,479
----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.6%)
Crown Holdings                                           21,067(b)         390,582
Greif Cl A                                                8,170            490,609
Rock-Tenn Cl A                                              870             11,623
Silgan Holdings                                          10,103            356,535
                                                                       -----------
Total                                                                    1,249,349
----------------------------------------------------------------------------------

DISTRIBUTORS (0.4%)
Building Material Holding                                 9,423            775,795
Earle M Jorgensen                                         1,166(b)          11,194
                                                                       -----------
Total                                                                      786,989
----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.9%)
IntercontinentalExchange                                    600(b)          19,380
NASDAQ Stock Market                                      46,900(b)       1,835,197
                                                                       -----------
Total                                                                    1,854,577
----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.9%)
CenturyTel                                                7,186            237,857
Cincinnati Bell                                           8,573(b)          33,435
General Communication Cl A                              118,700(b)       1,204,804
Premiere Global Services                                 32,331(b)         244,422
Talk America Holdings                                    17,172(b)         164,851
Valor Communications Group                                4,847             58,843
                                                                       -----------
Total                                                                    1,944,212
----------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.6%)
Allegheny Energy                                         13,061(b)         363,488
El Paso Electric                                         44,700(b)         966,861
                                                                       -----------
Total                                                                    1,330,349
----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

ISSUER                                                   SHARES           VALUE(a)
ELECTRICAL EQUIPMENT (1.1%)
AO Smith                                                  6,110         $  222,404
FuelCell Energy                                          74,100(b)         624,663
Genlyte Group                                            18,400(b)         969,680
Global Power Equipment Group                            107,700(b)         502,959
Lamson & Sessions                                         1,404(b)          33,668
                                                                       -----------
Total                                                                    2,353,374
----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (3.5%)
Agilysys                                                 20,959            399,269
Arrow Electronics                                        21,360(b)         662,160
Avnet                                                    11,576(b)         260,460
CalAmp                                                    2,183(b)          25,323
Gerber Scientific                                         6,807(b)          64,939
Global Imaging Systems                                   19,600(b)         713,832
Ingram Micro Cl A                                        77,800(b)       1,461,083
Itron                                                    15,413(b)         720,558
LoJack                                                    2,144(b)          60,418
Measurement Specialties                                  45,600(b)       1,134,528
Mettler-Toledo Intl                                       5,130(b),(c)     292,820
MTS Systems                                               8,066            284,488
Plexus                                                    5,262(b)         113,133
RadiSys                                                  25,200(b)         461,160
Tessco Technologies                                       3,988(b)          65,483
X-Rite                                                   42,300            468,261
Zygo                                                      1,606(b)          22,629
                                                                       -----------
Total                                                                    7,210,544
----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.1%)
Core Laboratories                                         3,596(b),(c)     131,254
Grey Wolf                                               178,000(b)       1,336,780
Key Energy Services                                      18,900(b)         266,348
Lone Star Technologies                                      141(b)           6,909
Offshore Logistics                                        2,424(b)          74,296
Pride Intl                                               59,400(b)       1,769,526
SEACOR Holdings                                           2,644(b)         178,073
TETRA Technologies                                       48,350(b)       1,416,655
Unit                                                     11,200(b)         606,592
Veritas DGC                                              19,908(b)         650,992
                                                                       -----------
Total                                                                    6,437,425
----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.5%)
Longs Drug Stores                                        18,657            795,348
Nash Finch                                               11,409            306,560
Rite Aid                                                  3,557(b)          13,125
Spartan Stores                                            2,435(b)          24,374
                                                                       -----------
Total                                                                    1,139,407
----------------------------------------------------------------------------------

FOOD PRODUCTS (1.3%)
Chiquita Brands Intl                                     11,539            240,011
Del Monte Foods                                           1,163(b)          11,490
J & J Snack Foods                                        16,900         $1,026,507
M&F Worldwide                                             5,459(b)          92,803
Pilgrim's Pride                                          25,886            828,352
Seaboard                                                    277            476,440
                                                                       -----------
Total                                                                    2,675,603

GAS UTILITIES (1.4%)
Energen                                                  23,368            857,606
Nicor                                                     4,324            173,392
UGI                                                      82,109          1,806,398
                                                                       -----------
Total                                                                    2,837,396
----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.2%)
Arrow Intl                                               30,200            900,866
Candela                                                   1,075(b)          15,480
Conmed                                                    2,696(b)          60,903
Cutera                                                      475(b)          18,801
Dade Behring Holdings                                    16,506            674,930
DENTSPLY Intl                                             1,887            104,974
Edwards Lifesciences                                      6,653(b)         266,053
Haemonetics                                              11,091(b)         567,083
Hologic                                                     767(b)          54,511
ICU Medical                                                 346(b)          12,449
Kensey Nash                                              56,149(b)       1,285,250
Kinetic Concepts                                          1,004(b)          39,106
Kyphon                                                   20,500(b)         871,045
Millipore                                                 3,398(b)         216,996
Nutraceutical Intl                                        5,691(b)          73,186
Respironics                                               4,166(b)         161,141
SurModics                                                 9,323(b)         365,555
Sybron Dental Specialties                                   497(b)          21,739
Symmetry Medical                                         35,200(b)         646,624
TriPath Imaging                                          56,200(b)         346,192
Vital Signs                                               1,137             54,269
                                                                       -----------
Total                                                                    6,757,153
----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (7.6%)
Alderwoods Group                                          5,526(b)          83,001
Alliance Imaging                                         11,115(b)          61,799
Amedisys                                                 24,700(b)       1,096,186
Chemed                                                    5,800            294,060
Emageon                                                  52,700(b)         678,776
Genesis HealthCare                                       52,690(b)       2,215,614
HealthTronics                                             3,696(b)          27,129
Icon ADR                                                 22,800(b),(c)     944,604
IDX Systems                                              38,700(b)       1,690,028
Kindred Healthcare                                        1,696(b)          47,030
LCA-Vision                                               29,500          1,408,035
Magellan Health Services                                 13,590(b)         397,100
Manor Care                                               38,400          1,514,111

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

ISSUER                                                   SHARES           VALUE(a)
HEALTH CARE PROVIDERS & SERVICES (CONT.)
Matria Healthcare                                        31,550(b)    $  1,070,492
NDCHealth                                                 2,363(b)          44,519
Option Care                                              55,950            701,054
Owens & Minor                                             5,922            167,948
Per-Se Technologies                                      10,233(b)         234,131
PRA Intl                                                  6,517(b)         180,782
PSS World Medical                                        61,800(b)       1,017,846
Psychiatric Solutions                                     2,500(b)         141,050
Sierra Health Services                                    5,243(b)         410,107
Triad Hospitals                                          21,800(b)         929,988
TriZetto Group                                            9,859(b)         160,209
                                                                      ------------
Total                                                                   15,515,599
----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (2.6%)
Alliance Gaming                                          36,400(b)         434,252
Aztar                                                    16,400(b)         513,484
Bluegreen                                                 5,321(b)          79,123
Churchill Downs                                          17,500            662,900
CKE Restaurants                                          20,011            252,339
Dave & Buster's                                          34,900(b)         527,339
Domino's Pizza                                           14,742            368,550
La Quinta                                               140,800(b)       1,543,167
Luby's                                                    9,693(b)         123,877
Main Street Restaurant Group                              6,459(b)          31,778
Papa John's Intl                                          7,573(b)         412,426
Vail Resorts                                             12,968(b)         483,188
                                                                      ------------
Total                                                                    5,432,423
----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.7%)
Blount Intl                                              15,681(b)         243,840
Centex                                                   12,000            862,200
Ethan Allen Interiors                                    24,000            895,200
NVR                                                       1,398(b)         960,776
Ryland Group                                             24,300          1,738,421
Stanley Works                                             8,456            405,888
Universal Electronics                                    34,800(b)         603,432
                                                                      ------------
Total                                                                    5,709,757
----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.3%)
Teleflex                                                  8,948            592,089
----------------------------------------------------------------------------------

INSURANCE (6.5%)
American Financial Group                                 14,339            532,694
Aspen Insurance Holdings                                 42,300(c)       1,058,769
Conseco                                                  28,089(b)         629,755
Endurance Specialty Holdings                             11,420(c)         393,419
First Acceptance                                         12,500(b)         127,000
First American                                            3,402            160,064
HCC Insurance Holdings                                   57,700          1,762,735
Hilb Rogal & Hobbs                                       38,300          1,492,934
LandAmerica Financial Group                               5,430       $    351,593
Loews - Carolina Group                                   12,575(d)         506,144
Ohio Casualty                                            51,300          1,518,480
Phoenix Companies                                        34,500            469,200
ProAssurance                                             23,300(b)       1,159,874
Reinsurance Group of America                             20,400            964,512
Safety Insurance Group                                    4,343            174,198
Selective Insurance Group                                   245             13,713
Stewart Information Services                                863             43,633
USI Holdings                                             86,500(b)       1,211,000
Zenith Natl Insurance                                    14,536            689,006
                                                                      ------------
Total                                                                   13,258,723
----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (1.1%)
Blair                                                       286             10,668
Insight Enterprises                                      35,500(b)         739,465
NetFlix                                                  47,300(b)       1,302,642
PetMed Express                                           14,495(b)         170,751
Sportsman's Guide                                         1,227(b)          32,196
                                                                      ------------
Total                                                                    2,255,722
----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.2%)
Blue Coat Systems                                         1,239(b)          56,114
EarthLink                                                65,615(b)         750,636
United Online                                            15,352            216,617
WebEx Communications                                      9,000(b)         214,290
Websense                                                 20,600(b)       1,337,970
                                                                      ------------
Total                                                                    2,575,627
----------------------------------------------------------------------------------

IT SERVICES (2.5%)
BISYS Group                                              67,500(b)         904,500
CACI Intl Cl A                                           12,600(b)         697,536
CheckFree                                                26,000(b)       1,218,099
Global Payments                                          10,438            456,976
Kanbay Intl                                              14,800(b)         245,088
Sapient                                                 163,300(b)       1,015,726
SM&A                                                     62,787(b)         521,132
Sykes Enterprises                                        12,957(b)         178,807
                                                                      ------------
Total                                                                    5,237,864
----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.3%)
JAKKS Pacific                                            30,426(b)         620,082
Steinway Musical Instruments                              2,941(b)          73,525
                                                                      ------------
Total                                                                      693,607
----------------------------------------------------------------------------------

MACHINERY (2.5%)
Actuant Cl A                                             34,300          1,819,614
American Science & Engineering                            1,037(b)          69,956
CIRCOR Intl                                                 454             11,827
Columbus McKinnon                                         2,060(b)          43,219

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT


ISSUER                                                   SHARES           VALUE(a)
MACHINERY (CONT.)
Commercial Vehicle Group                                  5,668(b)      $  112,170
Cummins                                                   7,498            667,322
Flow Intl                                                 8,109(b)          68,521
Gardner Denver                                              853(b)          41,626
Greenbrier Companies                                      9,800            267,050
JLG Inds                                                 11,193            509,282
Joy Global                                                5,100            269,739
Stewart & Stevenson Services                             39,800            815,900
Sun Hydraulics                                            1,560             29,749
Wabash Natl                                              29,300            581,605
                                                                      ------------
Total                                                                    5,307,580
----------------------------------------------------------------------------------

MARINE (0.1%)
Excel Maritime Carriers                                  12,500(b),(c)     165,625
Kirby                                                     2,319(b)         123,371
                                                                      ------------
Total                                                                      288,996
----------------------------------------------------------------------------------

MEDIA (4.8%)
ADVO                                                     36,400            993,356
Catalina Marketing                                       43,100          1,140,857
Charter Communications Cl A                             476,400(b)         566,916
DreamWorks Animation SKG Cl A                            22,794(b)         578,284
Entravision Communications Cl A                          95,700(b)         716,793
Harris Interactive                                      233,300(b)         928,534
Insight Communications Cl A                              15,542(b)         180,909
LodgeNet Entertainment                                   55,024(b)         754,379
Playboy Enterprises Cl B                                 83,318(b)       1,193,948
Regent Communications                                    94,000(b)         469,060
RH Donnelley                                              9,596(b)         604,356
Scholastic                                                4,690(b)         156,036
Sinclair Broadcast Group Cl A                            10,704            102,972
TiVo                                                    126,400(b)         680,032
Valassis Communications                                  30,200(b)         918,684
                                                                      ------------
Total                                                                    9,985,116
----------------------------------------------------------------------------------

METALS & MINING (4.1%)
AK Steel Holding                                          4,830(b)          40,041
Allegheny Technologies                                    1,228             40,499
Arch Coal                                                 4,300            331,272
Carpenter Technology                                     17,400          1,140,570
Century Aluminum                                         49,100(b)       1,135,192
Chaparral Steel                                           2,018(b)          50,450
Cleveland-Cliffs                                         12,300          1,172,067
Commercial Metals                                        25,600            898,560
Gibraltar Inds                                           19,600            431,004
Massey Energy                                            40,600          1,540,771
Metal Management                                         17,564            442,086
Quanex                                                   14,032         $  867,879
Reliance Steel & Aluminum                                 5,634            363,449
                                                                      ------------
Total                                                                    8,453,840
----------------------------------------------------------------------------------

MULTILINE RETAIL (0.3%)
Tuesday Morning                                          25,400            693,166
----------------------------------------------------------------------------------

OIL & GAS (3.0%)
Cabot Oil & Gas                                           7,279            307,247
Callon Petroleum                                          3,501(b)          61,968
Clayton Williams Energy                                     303(b)          11,535
Comstock Resources                                       43,600(b)       1,337,212
Forest Oil                                               14,422(b)         646,250
Frontier Oil                                             17,136            645,684
Giant Inds                                                2,952(b)         158,375
Harvest Natural Resources                                21,709(b)         199,289
Holly                                                       160              9,731
OPTI Canada                                              47,300(b),(c)   1,419,323
Remington Oil & Gas                                       2,624(b)          87,799
Swift Energy                                              1,322(b)          61,063
Tesoro                                                    4,580            252,221
TransMontaigne                                           11,012(b)          68,715
Vintage Petroleum                                         3,918            205,225
Whiting Petroleum                                        16,500(b)         683,925
                                                                      ------------
Total                                                                    6,155,562
----------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.5%)
Nu Skin Enterprises Cl A                                 61,400          1,067,132
----------------------------------------------------------------------------------

PHARMACEUTICALS (1.3%)
Alpharma Cl A                                            21,258            561,636
CNS                                                       7,133            164,059
King Pharmaceuticals                                     41,032(b)         645,433
Medicines                                                35,400(b)         646,758
Par Pharmaceutical Companies                             25,800(b)         686,539
                                                                      ------------
Total                                                                    2,704,425
----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (1.6%)
American Campus Communities                               1,794             45,155
Boykin Lodging                                            5,258(b)          63,096
CBL & Associates Properties                              15,535            625,284
Innkeepers USA Trust                                     12,981            226,389
MeriStar Hospitality                                     17,918(b)         175,417
Mission West Properties                                   5,482             55,204
PS Business Parks                                           411             19,358
Rayonier                                                  1,063             42,244
Redwood Trust                                            18,800            811,031
Tanger Factory Outlet Centers                             1,234             33,923
Trizec Properties                                        11,095            249,416
Ventas                                                   30,200            952,205
                                                                      ------------
Total                                                                    3,298,722
----------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT


ISSUER                                                   SHARES           VALUE(a)
ROAD & RAIL (1.7%)
Arkansas Best                                             2,381       $     98,192
CNF                                                      18,300          1,043,100
Heartland Express                                         6,488            138,259
Kansas City Southern                                      8,985(b)         224,355
Knight Transportation                                     5,399            173,686
Landstar System                                           6,386            274,853
Old Dominion Freight Line                                 1,803(b)          68,532
Vitran                                                   27,900(b),(c)     500,247
Yellow Roadway                                           22,400(b)       1,055,265
                                                                      ------------
Total                                                                    3,576,489
----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.0%)
Cirrus Logic                                              2,222(b)          16,798
Cymer                                                     4,151(b)         158,651
Cypress Semiconductor                                    19,800(b)         297,000
Kopin                                                     1,814(b)          12,408
LSI Logic                                                 2,025(b)          16,625
NetLogic MicroSystems                                     2,027(b)          52,824
ON Semiconductor                                        238,600(b)       1,383,881
Trident Microsystems                                      4,260(b)          80,258
                                                                      ------------
Total                                                                    2,018,445
----------------------------------------------------------------------------------

SOFTWARE (3.1%)
Ansoft                                                      303(b)          10,511
Captiva Software                                          1,943(b)          42,960
CCC Information Services Group                            2,039(b)          53,238
DocuCorp Intl                                             1,227(b)           7,755
Opsware                                                 103,700(b)         611,830
Parametric Technology                                    76,387(b)         446,864
Progress Software                                         2,188(b)          67,697
Red Hat                                                 133,500(b)       3,146,594
SERENA Software                                          47,800(b)       1,120,432
SPSS                                                        993(b)          28,678
Sybase                                                      511(b)          11,472
Take-Two Interactive Software                            51,350(b)         937,138
                                                                      ------------
Total                                                                    6,485,169
----------------------------------------------------------------------------------

SPECIALTY RETAIL (4.0%)
Barnes & Noble                                           13,192            532,165
Borders Group                                            46,600            950,174
Charlotte Russe Holding                                  39,800(b)         744,260
Charming Shoppes                                         26,641(b)         313,032
Children's Place Retail Stores                           12,453(b)         617,669
CSK Auto                                                  7,426(b)         115,103
Foot Locker                                              26,800            584,776
Genesco                                                  11,021(b)         436,983
GUESS?                                                      502(b)          17,008
Lithia Motors Cl A                                        2,500             71,375
Movie Gallery                                            13,076             64,465
Pantry                                                    8,506(b)         349,597
Payless ShoeSource                                       27,390(b)    $    625,862
Select Comfort                                           86,200(b)       2,066,213
Sonic Automotive                                          5,758            119,766
Trans World Entertainment                                 1,874(b)          12,237
United Auto Group                                        22,400            797,888
                                                                      ------------
Total                                                                    8,418,573
----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.9%)
Brown Shoe                                                  706             29,052
K-Swiss Cl A                                              8,279            258,553
Skechers USA Cl A                                        48,400(b)         724,064
Steven Madden                                             2,415             65,760
Warnaco Group                                            31,400(b)         771,499
                                                                      ------------
Total                                                                    1,848,928
----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.2%)
Brookline Bancorp                                        36,915            519,025
Capital Crossing Bank                                       316(b)          10,362
Corus Bankshares                                          7,062            415,104
Downey Financial                                         13,166            851,840
FirstFed Financial                                        1,335(b)          69,874
Fremont General                                           4,587            107,382
IndyMac Bancorp                                          12,900            493,812
                                                                      ------------
Total                                                                    2,467,399
----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (1.5%)
Applied Industrial Technologies                          18,592            594,014
Beacon Roofing Supply                                    20,500(b)         558,010
Hughes Supply                                            27,300          1,057,602
Rush Enterprises Cl A                                    24,800(b)         379,688
UAP Holding                                               3,805             72,219
Watsco                                                    7,900            495,725
                                                                      ------------
Total                                                                    3,157,258
----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
UbiquiTel                                               136,900(b)       1,338,882
----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $174,484,037)                                                  $203,489,122
----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

SHORT-TERM SECURITIES (2.1%)

ISSUER            EFFECTIVE            PRINCIPAL       VALUE(a)
                    YIELD               AMOUNT
COMMERCIAL PAPER
BNP Paribas Finance
   12-01-05           4.04%           $2,400,000     $  2,399,732
Deutsche Bank
   12-01-05           4.04             1,600,000        1,599,820
Rabobank USA Financial
   12-01-05           4.03               300,000          299,966
-----------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
(Cost: $4,300,000)                                   $  4,299,518
-----------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $178,784,037)(e)                              $207,788,640
-----------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Nov. 30, 2005, the value of foreign securities represented 2.5% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e) At Nov. 30, 2005, the cost of securities for federal income tax purposes was approximately $178,784,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $35,894,000
     Unrealized depreciation                                      (6,889,000)
     ------------------------------------------------------------------------
     Net unrealized appreciation                                 $29,005,000
     ------------------------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RIVERSOURCE SMALL CAP EQUITY FUND

NOV. 30, 2005 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)
   (identified cost $178,784,037)                                                                                 $207,788,640
Cash in bank on demand deposit                                                                                          42,203
Capital shares receivable                                                                                               64,812
Dividends and accrued interest receivable                                                                              135,351
Receivable for investment securities sold                                                                            2,648,799
------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                                       210,679,805
------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Capital shares payable                                                                                                  42,779
Payable for investment securities purchased                                                                          2,290,853
Accrued investment management services fee                                                                               5,522
Accrued distribution fee                                                                                                44,434
Accrued service fee                                                                                                          1
Accrued transfer agency fee                                                                                              1,101
Accrued administrative services fee                                                                                        455
Other accrued expenses                                                                                                 113,207
------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                                    2,498,352
------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                                $208,181,453
==============================================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                                          $    328,323
Additional paid-in capital                                                                                         160,360,212
Net operating loss                                                                                                    (988,735)
Accumulated net realized gain (loss)                                                                                19,477,050
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                               29,004,603
------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                                          $208,181,453
==============================================================================================================================
Net assets applicable to outstanding shares:                                 Class A                              $143,776,694
                                                                             Class B                              $ 48,828,026
                                                                             Class C                              $  3,863,998
                                                                             Class I                              $ 11,293,848
                                                                             Class Y                              $    418,887
Net asset value per share of outstanding capital stock:                      Class A shares        22,512,195     $       6.39
                                                                             Class B shares         7,880,125     $       6.20
                                                                             Class C shares           624,255     $       6.19
                                                                             Class I shares         1,750,643     $       6.45
                                                                             Class Y shares            65,072     $       6.44

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS

RIVERSOURCE SMALL CAP EQUITY FUND

SIX MONTHS ENDED NOV. 30, 2005 (UNAUDITED)

INVESTMENT INCOME

Income:
Dividends                                                                                                          $   641,366
Interest                                                                                                                89,277
   Less foreign taxes withheld                                                                                           5,554
------------------------------------------------------------------------------------------------------------------------------
Total income                                                                                                           736,197
------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                                                   1,035,199
Distribution fee
   Class A                                                                                                             168,688
   Class B                                                                                                             239,043
   Class C                                                                                                              19,116
Transfer agency fee                                                                                                    207,616
Incremental transfer agency fee
   Class A                                                                                                              15,150
   Class B                                                                                                              10,293
   Class C                                                                                                                 772
Service fee -- Class Y                                                                                                     116
Administrative services fees and expenses                                                                               79,232
Compensation of board members                                                                                            5,302
Custodian fees                                                                                                         117,600
Printing and postage                                                                                                    44,506
Registration fees                                                                                                       28,609
Audit fees                                                                                                              14,000
Other                                                                                                                    4,454
------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                       1,989,696
   Expenses waived/reimbursed by the Investment Manager
   and its affiliates (Note 2)                                                                                        (254,575)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     1,735,121
   Earnings credits on cash balances (Note 2)                                                                           (2,188)
------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                                   1,732,933
------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                                       (996,736)
------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET

Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                   10,386,637
   Foreign currency transactions                                                                                        (1,641)
------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                                             10,384,996
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                                8,798,976
------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                                               19,183,972
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                                    $18,187,236
==============================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

RIVERSOURCE SMALL CAP EQUITY FUND

                                                                                               NOV. 30, 2005       MAY 31, 2005
                                                                                              SIX MONTHS ENDED      YEAR ENDED
                                                                                                (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS

Investment income (loss) -- net                                                                   $   (996,736)      $ (1,702,385)
Net realized gain (loss) on investments                                                             10,384,996         12,992,758
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                8,798,976         10,020,607
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                     18,187,236         21,310,980
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net realized gain
      Class A                                                                                               --        (11,500,238)
      Class B                                                                                               --         (4,643,257)
      Class C                                                                                               --           (404,261)
      Class I                                                                                               --           (480,700)
      Class Y                                                                                               --            (17,882)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                         --        (17,046,338)
---------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Proceeds from sales
   Class A shares (Note 2)                                                                          25,082,451         42,214,236
   Class B shares                                                                                    6,752,900         11,856,869
   Class C shares                                                                                      362,357            785,005
   Class I shares                                                                                    3,414,690          6,372,262
   Class Y shares                                                                                      261,908             42,940
Reinvestment of distributions at net asset value
   Class A shares                                                                                           --         11,350,576
   Class B shares                                                                                           --          4,582,819
   Class C shares                                                                                           --            390,851
   Class I shares                                                                                           --            479,601
   Class Y shares                                                                                           --             16,607
Payments for redemptions
   Class A shares                                                                                  (16,510,320)       (26,275,534)
   Class B shares (Note 2)                                                                          (8,321,967)       (12,218,472)
   Class C shares (Note 2)                                                                            (591,354)        (1,252,693)
   Class I shares                                                                                       (9,650)        (3,945,613)
   Class Y shares                                                                                           --            (48,940)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                                   10,441,015         34,350,514
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                             28,628,251         38,615,156
Net assets at beginning of period                                                                  179,553,202        140,938,046
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                                       $208,181,453       $179,553,202
=================================================================================================================================
Undistributed (excess of distributions over) net investment income                                $   (988,735)      $      8,001
---------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE SMALL CAP EQUITY FUND (FORMERLY AXP PARTNERS SMALL CAP CORE FUND)

(UNAUDITED AS TO NOV. 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities issued by small companies having a market capitalization within the range of the Russell 2000(R) Index.

The Fund offers Class A, Class B, Class C and Class Y shares.

-    Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-    Class C shares may be subject to a CDSC.

- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Nov. 30, 2005, Ameriprise Financial, Inc, (Ameriprise Financial) (formerly American Express Financial Corporation) and the RiverSource Portfolio Builder Funds owned 100% of Class I shares, which represents 5.43% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets and liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
21 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation ~~margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
22 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.97% to 0.87% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $83,991 for the six months ended Nov. 30, 2005.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.08% to 0.06% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

The Investment Manager has Subadvisory Agreements with American Century Investment Management, Inc., Lord, Abbett & Co. LLC and Wellington Management Company, LLP. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

--------------------------------------------------------------------------------
23 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-   Class A $19.50

-   Class B $20.50

-   Class C $20.00

-   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $211,507 for Class A, $25,369 for Class B and $138 for Class C for the six months ended Nov. 30, 2005.

For the six months ended Nov. 30, 2005, the Investment Manager and its affiliates waived certain fees and expenses to 1.58% for Class A, 2.34% for Class B, 2.34% for Class C, 1.33% for Class I and 1.42% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $162,520, $60,127, $4,755 and $281, respectively, and the management fees waived at the Fund level were $26,892. Beginning Oct. 1, 2005, a new agreement to waive certain fees and expenses is effective until May 31, 2006, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.55% for Class A, 2.31% for Class B, 2.31% for Class C, 1.30% for Class I and 1.37% for Class Y of the Fund's average daily net assets.

During the six months ended Nov. 30, 2005, the Fund's custodian and transfer agency fees were reduced by $2,188 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

--------------------------------------------------------------------------------
24 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $88,603,048 and $78,314,343, respectively, for the six months ended Nov. 30, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                                         SIX MONTHS ENDED NOV. 30, 2005
                                                       CLASS A        CLASS B        CLASS C        CLASS I        CLASS Y
----------------------------------------------------------------------------------------------------------------------------
Sold                                                   4,100,018      1,134,475         60,896        550,086         41,914
Issued for reinvested distributions                           --             --             --             --             --
Redeemed                                              (2,695,736)    (1,401,068)       (99,291)        (1,565)            --
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                1,404,282       (266,593)       (38,395)       548,521         41,914
----------------------------------------------------------------------------------------------------------------------------

                                                                            YEAR ENDED MAY 31, 2005
                                                       CLASS A        CLASS B        CLASS C        CLASS I        CLASS Y
----------------------------------------------------------------------------------------------------------------------------
Sold                                                   7,370,205      2,101,516        139,307      1,102,542          6,876
Issued for reinvested distributions                    1,970,590        814,000         69,423         82,548          2,863
Redeemed                                              (4,553,292)    (2,202,331)      (218,459)      (698,249)        (8,566)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                4,787,503        713,185         (9,729)       486,841          1,173
----------------------------------------------------------------------------------------------------------------------------

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2005.

--------------------------------------------------------------------------------
25 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                           2005(h)         2005       2004       2003    2002(b)
Net asset value, beginning of period                                    $5.81        $5.63      $4.40      $4.84      $5.19
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             (.02)        (.04)      (.03)      (.02)      (.01)
Net gains (losses) (both realized and unrealized)                         .60          .86       1.32       (.42)      (.34)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          .58          .82       1.29       (.44)      (.35)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                          --         (.64)      (.06)        --         --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $6.39        $5.81      $5.63      $4.40      $4.84
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                 $ 144        $ 123      $  92      $  45      $  15
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                     1.58%(e)     1.55%      1.54%      1.55%      1.58%(e)
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        (.83%)(e)    (.84%)     (.80%)     (.79%)    (1.07%)(e)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                  41%          88%       139%        94%        34%
---------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                          9.98%(g)    14.62%     29.45%     (9.09%)    (6.74%)(g)
---------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.85% for the six months ended Nov. 30, 2005 and 1.81%, 1.91%, 2.36% and 5.05% for the periods ended May 31, 2005, 2004,
     2003 and 2002, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
26 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                           2005(h)         2005       2004       2003    2002(b)
Net asset value, beginning of period                                    $5.66        $5.54      $4.36      $4.84      $5.19
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             (.05)        (.08)      (.07)      (.04)      (.01)
Net gains (losses) (both realized and unrealized)                         .59          .84       1.31       (.44)      (.34)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          .54          .76       1.24       (.48)      (.35)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                          --         (.64)      (.06)        --         --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $6.20        $5.66      $5.54      $4.36      $4.84
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                 $  49        $  46      $  41      $  21      $   7
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                     2.34%(e)     2.31%      2.31%      2.31%      2.36%(e)
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       (1.59%)(e)   (1.60%)    (1.56%)    (1.55%)    (1.85%)(e)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                  41%          88%       139%        94%        34%
---------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                          9.54%(g)    13.73%     28.57%     (9.92%)    (6.74%)(g)
---------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.62% for the six months ended Nov. 30, 2005 and 2.58%, 2.67%, 3.12% and 5.81% for the periods ended May 31, 2005, 2004,
     2003 and 2002, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
27 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                           2005(h)         2005       2004       2003    2002(b)
Net asset value, beginning of period                                    $5.65        $5.53      $4.35      $4.83      $5.19
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             (.05)        (.09)      (.07)      (.04)      (.01)
Net gains (losses) (both realized and unrealized)                         .59          .85       1.31       (.44)      (.35)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          .54          .76       1.24       (.48)      (.36)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                          --         (.64)      (.06)        --         --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $6.19        $5.65      $5.53      $4.35      $4.83
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                 $   4        $   4      $   4      $   2      $   1
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                     2.34%(e)     2.31%      2.30%      2.31%      2.36%(e)
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       (1.59%)(e)   (1.60%)    (1.55%)    (1.54%)    (1.85%)(e)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                  41%          88%       139%        94%        34%
---------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                          9.56%(g)    13.74%     28.64%     (9.94%)    (6.94%)(g)
---------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.62% for the six months ended Nov. 30, 2005 and 2.57%, 2.67%, 3.12% and 5.81% for the periods ended May 31, 2005, 2004,
     2003 and 2002, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
28 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                           2005(h)         2005    2004(b)
Net asset value, beginning of period                                    $5.86        $5.66      $5.99
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             (.02)        (.03)      (.02)
Net gains (losses) (both realized and unrealized)                         .61          .87       (.31)
-----------------------------------------------------------------------------------------------------
Total from investment operations                                          .59          .84       (.33)
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                          --         (.64)        --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $6.45        $5.86      $5.66
-----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                 $  11        $   7      $   4
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                     1.33%(e)     1.30%      1.06%(e)
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        (.57%)(e)    (.59%)      .18%(e)
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                  41%          88%       139%
-----------------------------------------------------------------------------------------------------
Total return(f)                                                         10.07%(g)    14.89%     (5.51%)(g)
-----------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date is March 4, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 1.36% for the six months ended Nov. 30, 2005 and 1.32% and 1.66% for the periods ended May 31, 2005 and 2004, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
29 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

CLASS Y

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                           2005(h)         2005       2004       2003    2002(b)
Net asset value, beginning of period                                    $5.85        $5.65      $4.41      $4.84      $5.19
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             (.02)        (.04)      (.03)      (.02)      (.01)
Net gains (losses) (both realized and unrealized)                         .61          .88       1.33       (.41)      (.34)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          .59          .84       1.30       (.43)      (.35)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                          --         (.64)      (.06)        --         --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $6.44        $5.85      $5.65      $4.41      $4.84
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                 $  --        $  --      $  --      $  --      $  --
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                     1.42%(e)     1.37%      1.37%      1.34%      1.36%(e)
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        (.60%)(e)    (.67%)     (.57%)     (.58%)     (.85%)(e)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                  41%          88%       139%        94%        34%
---------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                         10.09%(g)    14.92%     29.61%     (8.88%)    (6.74%)(g)
---------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.69% for the six months ended Nov. 30, 2005 and 1.63%, 1.73%, 2.18% and 4.87% for the periods ended May 31, 2005, 2004,
     2003 and 2002, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
30 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2005.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
31 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

                                                       BEGINNING        ENDING            EXPENSES
                                                     ACCOUNT VALUE   ACCOUNT VALUE       PAID DURING        ANNUALIZED
                                                      JUNE 1, 2005   NOV. 30, 2005      THE PERIOD(a)      EXPENSE RATIO
Class A
  Actual(b)                                                 $1,000       $1,099.80             $ 8.32(c)            1.58%
  Hypothetical (5% return before expenses)                  $1,000       $1,017.15             $ 7.99(c)            1.58%
Class B
  Actual(b)                                                 $1,000       $1,095.40             $12.29(c)            2.34%
  Hypothetical (5% return before expenses)                  $1,000       $1,013.34             $11.81(c)            2.34%
Class C
  Actual(b)                                                 $1,000       $1,095.60             $12.29(c)            2.34%
  Hypothetical (5% return before expenses)                  $1,000       $1,013.34             $11.81(c)            2.34%
Class I
  Actual(b)                                                 $1,000       $1,100.70             $ 7.00(c)            1.33%
  Hypothetical (5% return before expenses)                  $1,000       $1,018.40             $ 6.73(c)            1.33%
Class Y
  Actual(b)                                                 $1,000       $1,100.90             $ 7.48(c)            1.42%
  Hypothetical (5% return before expenses)                  $1,000       $1,017.95             $ 7.18(c)            1.42%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Nov. 30, 2005: +9.98% for Class A, +9.54% for Class B, +9.56% for Class C, +10.07% for Class I and +10.09% for Class Y.
(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. Ameriprise Financial and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.55% for Class A; 2.31% for Class B; 2.31% for Class C; 1.30% for Class I; and 1.37% for Class Y. If the revised fee schedule under the Administrative Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Nov. 30, 2005, the actual expenses paid would have been $8.16 for Class A, $12.13 for Class B, $12.14 for Class C, $6.85 for Class I and $7.22 for Class Y; the hypothetical expenses paid would have been $7.84 for Class A, $11.66 for Class B, $11.66 for Class C, $6.58 for Class I and $6.93 for Class Y.

--------------------------------------------------------------------------------
32 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,

--------------------------------------------------------------------------------
33 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the New IMS Agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

--------------------------------------------------------------------------------
34 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance in 2004 approximated the median.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients as well as those paid to subadvisers. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment or was due to the added costs associated with having subadvisers manage the Fund). The Board considered that advisory fees under the New IMS Agreement would stay the same. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed. Furthermore, the Board considered that there was limited opportunity for the Fund to achieve large-scale growth and thus provide RiverSource with potential economies of scale.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In

--------------------------------------------------------------------------------
35 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

--------------------------------------------------------------------------------
36 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
37 -- RIVERSOURCE SMALL CAP EQUITY FUND -- 2005 SEMIANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]


RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

S-6248 E (1/06)

SEMIANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE(SM)
SMALL CAP VALUE FUND

SEMIANNUAL REPORT ENCLOSED FOR THE PERIOD ENDED NOV. 30, 2005

- RIVERSOURCE SMALL CAP VALUE FUND (FORMERLY AXP(R) PARTNERS SMALL CAP VALUE
  FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL APPRECIATION.

TABLE OF CONTENTS

Fund Snapshot                                                                  3
Performance Summary                                                            4
Questions & Answers with Portfolio Management                                  6
Investments in Securities                                                     13
Financial Statements                                                          23
Notes to Financial Statements                                                 26
Fund Expenses Example                                                         37
Approval of Investment Management Services Agreement                          39
Proxy Voting                                                                  43

[DALBAR RATED FOR COMMUNICATION 2005 LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

--------------------------------------------------------------------------------
2 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

FUND SNAPSHOT AT NOV. 30, 2005

PORTFOLIO MANAGERS

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

PORTFOLIO MANAGERS              SINCE    YEARS IN INDUSTRY
James S. McClure, CFA           3/04            33
John P. Harloe, CFA             3/04            29

DONALD SMITH & CO., INC.

PORTFOLIO MANAGERS              SINCE    YEARS IN INDUSTRY
Donald G. Smith                 3/04            36
Richard L. Greenberg, CFA       3/04            25

FRANKLIN PORTFOLIO ASSOCIATES LLC

PORTFOLIO MANAGERS              SINCE    YEARS IN INDUSTRY
John S. Cone, CFA               3/04            23
Michael F. Dunn, CFA            3/04            18
Oliver E. Buckley               3/04            17
Kristin J. Crawford             3/04            10
Langton C. Gavin, CFA           3/04            10

ROYCE & ASSOCIATES, LLC

PORTFOLIO MANAGER               SINCE    YEARS IN INDUSTRY
Jay S. Kaplan                   6/01            17

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

PORTFOLIO MANAGER               SINCE    YEARS IN INDUSTRY
Eileen Rominger*                8/03            26
James (Chip) Otness             8/03            36

* This portion of the Fund is managed by a team of portfolio managers led by Eileen Rominger.

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital appreciation

Inception dates by class
A: 6/18/01        B: 6/18/01        C: 6/18/01       I: 3/4/04        Y: 6/18/01

Ticker symbols by class
A: ASVAX          B: ASVBX          C: APVCX         I: --            Y: --

Total net assets                  $1.086 billion

Number of holdings                           595

TOP TEN HOLDINGS

PERCENTAGE OF PORTFOLIO ASSETS

Royal Group Technologies (Building Products)              1.4%
Dillard's Cl A (Multiline Retail)                         1.1
Terex (Machinery)                                         1.1
Genesis HealthCare
(Health Care Providers & Services)                        1.0
MI Developments Cl A (Real Estate)                        1.0
3Com (Communications Equipment)                           0.9
Reliant Energy (Electric Utilities)                       0.8
Flowserve (Machinery)                                     0.8
Knight Capital Group Cl A (Capital Markets)               0.8
Tidewater (Energy Equipment & Services)                   0.8

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

Stocks of small-capitalization companies involve substantial risk. Historically, these stocks have experienced greater volatility than stocks of larger companies, and they can be expected to do so in the future.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

[CHART]

PERFORMANCE COMPARISON
FOR THE SIX-MONTH PERIOD ENDED NOV. 30, 2005

RiverSource Small Cap Growth Fund
  Class A (excluding sales charge)                           +8.16%
Russell 2000(R) Value Index(1) (Unmanaged)                   +9.21%
Lipper Small-Cap Value Funds Index(2)                        +9.74%

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds.

(1) The Russell 2000 Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Small-Cap Value Funds Index includes the 30 largest small-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

SECTOR COMPOSITION

[CHART]

PERCENTAGE OF PORTFOLIO ASSETS AT NOV. 30, 2005

Financials                      19.4%
Consumer Discretionary          19.2%
Industrials                     17.1%
Information Technology          14.6%
Short-Term Securities*           9.3%
Energy                           5.9%
Materials                        5.7%
Health Care                      3.7%
Utilities                        2.8%
Consumer Staples                 1.8%
Telecommunication Services       0.5%

* Of the 9.3%, 2.9% is due to security lending activity and 6.4% is the Fund's cash equivalent position.

STYLE MATRIX

                STYLE
        VALUE   BLEND   GROWTH
SIZE
LARGE
MEDIUM
SMALL   X

SHADING WITHIN THE STYLE MATRIX INDICATES AREAS IN WHICH THE FUND GENERALLY INVESTS.

--------------------------------------------------------------------------------
4 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

                          CLASS A          CLASS B              CLASS C             CLASS I         CLASS Y
                         (6/18/01)        (6/18/01)            (6/18/01)            (3/4/04)       (6/18/01)
                                                  AFTER              AFTER
(INCEPTION DATES)     NAV(1)   POP(2)   NAV(1)   CDSC(3)    NAV(1)   CDSC(4)         NAV(5)          NAV(6)
AT NOV. 30, 2005

6 months*             +8.16%   +1.94%   +8.06%    +3.06%     +7.88%   +6.88%         +8.38%          +8.11%
1 year                +6.78%   +0.65%   +6.18%    +1.47%     +6.17%   +5.23%         +7.19%          +6.90%
3 years              +18.99%  +16.67%  +18.45%   +17.49%    +18.41%  +18.41%           N/A          +19.11%
Since inception      +11.97%  +10.49%  +11.35%   +11.04%    +11.39%  +11.39%         +9.93%         +12.09%

AT DEC. 31, 2005

6 months*             +5.95%   -0.14%   +5.65%    +1.14%     +5.64%   +4.74%         +6.19%          +5.91%
1 year                +5.02%   -1.01%   +4.39%    -0.06%     +4.23%   +3.34%         +5.42%          +5.15%
3 years              +20.77%  +18.41%  +20.27%   +19.34%    +20.14%  +20.14%           N/A          +20.88%
Since inception      +11.92%  +10.47%  +11.29%   +10.98%    +11.32%  +11.32%         +9.90%         +12.04%

(1) EXCLUDING SALES CHARGE.
(2) RETURNS AT PUBLIC OFFERING PRICE (POP) REFLECT A SALES CHARGE OF 5.75%.
(3) RETURNS AT MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC). CDSC APPLIES AS
    FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEAR 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER.
(4) 1% CDSC APPLIES TO REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE.
(5) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO ELIGIBLE INVESTORS ONLY, CURRENTLY LIMITED TO RIVERSOURCE PORTFOLIO BUILDER FUNDS, SIX AFFILIATED FUNDS-OF-FUNDS.
(6) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.
*   NOT ANNUALIZED.

--------------------------------------------------------------------------------
5 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

RIVERSOURCE SMALL CAP VALUE FUND'S CLASS A SHARES ROSE 8.16%, EXCLUDING SALES CHARGE, FOR THE SIX MONTHS ENDED NOV. 30, 2005. THE FUND UNDERPERFORMED ITS BENCHMARK, THE RUSSELL 2000(R) VALUE INDEX (RUSSELL INDEX), WHICH GAINED 9.21%. THE FUND ALSO LAGGED ITS PEER GROUP, AS REPRESENTED BY THE LIPPER SMALL-CAP VALUE FUNDS INDEX, WHICH ADVANCED 9.74% FOR THE PERIOD.

RIVERSOURCE SMALL CAP VALUE FUND'S PORTFOLIO IS MANAGED BY FIVE INDEPENDENT MONEY MANAGEMENT FIRMS THAT EACH INVEST A PORTION OF FUND ASSETS IN SMALL COMPANY VALUE STOCKS. THE GOAL IS TO PROVIDE LONG-TERM CAPITAL APPRECIATION. AS OF NOV. 30, 2005, BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. (BARROW HANLEY) MANAGED APPROXIMATELY 18% OF THE FUND'S PORTFOLIO; DONALD SMITH & CO., INC. (DONALD SMITH) MANAGED APPROXIMATELY 19%; FRANKLIN PORTFOLIO ASSOCIATES LLC (FRANKLIN PORTFOLIO) MANAGED APPROXIMATELY 21%; GOLDMAN SACHS ASSET MANAGEMENT, L.P. (GOLDMAN SACHS) MANAGED APPROXIMATELY 21%; AND ROYCE & ASSOCIATES, LLC (ROYCE) MANAGED APPROXIMATELY 21%.

Q: What factors affected performance for your portion of the Fund during the semiannual period?

   BARROW HANLEY: Strong performing stocks in the energy and industrials sectors contributed positively to performance relative to the Russell Index. Our exposure to energy, in particular, significantly helped performance for the period, specifically, holdings in Chesapeake Energy, Tidewater and Encore Acquisition. Our second best performing sector relative to the Russell Index was industrials. Flowserve and Terex both reached the top 10 list. Tied for the best performing stock position during the period was Plexus, an information technology holding. Following a relocation of much of its capacity to low-cost geographic areas, the company's fundamentals are rebounding strongly.

   Detractors to performance relative to the Russell Index included holdings in the materials and the consumer-oriented sectors, where pressures from higher energy and other costs have been raising the cost of producing intermediate goods faster than prices have been raised to the end consumer. This has taken a toll on consumer-driven companies. American Italian Pasta was our most disappointing position during the period, largely due to unexplained market share losses, and we sold our position there.

   DONALD SMITH: Performance relative to the Russell Index was negatively impacted by our lack of exposure to the strongly performing energy sector. These stocks sell, on average, at more than five times their book value and do not meet our strict valuation criteria. In addition, some of our holdings are large oil consumers, which are negatively impacted by higher energy prices. Visteon, an auto parts company, and

--------------------------------------------------------------------------------
6 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

- WE LOOK FOR STOCKS THAT HAVE INEXPENSIVE VALUATIONS RELATIVE TO THEIR PEERS AND THEIR OWN HISTORY, AND ALSO HAVE IDENTIFIABLE BUSINESS OR MARKET MOMENTUM SO THAT THEIR POTENTIAL IS REALIZED.

   -- FRANKLIN PORTFOLIO

   Sea Containers, a shipping company, are examples. Two of the stocks that had a particularly negative impact on performance were PXRE Group, a reinsurance company severely impacted by Hurricane Katrina, and Reliant Energy, a utility company that announced poor quarterly earnings due to a large hedging loss. Stocks that did well for the period included Stillwater Mining, TriQuint Semiconductor, Sycamore Networks and Alaska Air Group.

   FRANKLIN PORTFOLIO: Our industry-neutral approach worked particularly well within the financial services, health care and industrials sectors during the period. Within the health care sector, strong contributors to performance included Alpharma and Intuitive Surgical. Both performed well due to their better-than-expected earnings during the period. Within financial services, Investment Technology Group performed well on strong earnings growth and an acquisition of the trading software firm Macgregor. Health insurer UICI rose as a result of a buyout offer from a private equity consortium. Although there was not a standout performer within the industrials sector, Terex, AAR, Titan International and Gardner Denver all outperformed their peers.

   Although the energy sector led the Russell Index during the period, the stocks in our portion of the portfolio did not perform as well as their peers. Stocks that underperformed the sector included oil and gas exploration firms Cimarex Energy, Harvest Natural Resources and Energy Partners. Also, the portfolio did not hold Spinnaker Exploration, which more than doubled in price during the period. Small-cap telecom stocks also fared well, but Price Communications and Commonwealth Telephone Enterprises, both of which provide cellular services and were in the portfolio, declined during the period.

   GOLDMAN SACHS: Stock selection within the energy, consumer cyclical and health care sectors contributed positively to results, while more moderate returns in the technology, insurance and industrials sectors detracted from performance relative to the Russell Index.

--------------------------------------------------------------------------------
7 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

- WE THINK INVESTORS WILL CLOSELY FOLLOW THE QUALITY OF INDIVIDUAL COMPANY EARNINGS, AS MANAGEMENT TEAMS STRIVE TO CONTAIN RISING COMMODITY, REGULATORY AND OPERATING COSTS.

   -- GOLDMAN SACHS

   Range Resources emerged as a top contributor to performance, significantly outpacing its industry peers. The company has enjoyed success from the improved fundamentals in the North American natural gas market. GrafTech International and Lionbridge Technologies, two holdings that were weak in early 2005, both rebounded due to improved fundamentals and outlooks.

   Wabash National, a maker of truck trailers, weakened due to concerns related to higher raw materials costs and disruptions of customer orders during the second quarter. In technology, Atari's restructuring delay and management change led to concerns during the timing of its earnings recovery. We continue to find the video game software industry attractive, but have reevaluated the merits of this holding and reduced the position accordingly.

   ROYCE: Our portion of the Fund's performance was primarily the result of solid gains in the natural resources sector, as well as strong dollar-based gains in industrial products and technology stocks. Other sectors either turned in small net losses or posted less significant gains during the six-month period. Within natural resources, energy services and oil and gas companies continued to turn in strong performance, consistent with the ongoing leadership of energy-related stocks within the small-cap and the U.S. stock market as a whole. Holdings in the precious metals and mining industries also contributed positively to performance. Telecommunications in addition to component and systems companies were the leaders among our portion of the Fund's technology holdings, while gains in the industrial products area were less concentrated on a sector basis.

--------------------------------------------------------------------------------
8 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

- OUR PORTION OF THE FUND'S PERFORMANCE WAS PRIMARILY THE RESULT OF SOLID GAINS IN THE NATURAL RESOURCES SECTOR, AS WELL AS STRONG DOLLAR-BASED GAINS IN INDUSTRIAL PRODUCTS AND TECHNOLOGY STOCKS.

   -- ROYCE

Q: What changes did you make to your portion of the Fund and why?

   BARROW HANLEY: During the past six months the following stocks were eliminated: Fleetwood, Haemonetics, Advance Auto Parts, Linens 'n Things, Continental Airlines, Brookstone and American Italian Pasta. New to the portfolio are Champion Enterprises and Regal-Beloit. Champion manufactures factory-built homes and Regal-Beloit is a leading global manufacturer of electrical and mechanical motion control and power generation products.

   DONALD SMITH: As is our typical practice, during the period we sold stocks that have performed well and have appreciated well over book value. Eliminated from the portfolio were: RTI International and Seacor Holdings. New names added to the portfolio included two technology companies, Tech Data and UTStarcom; a broker, Knight Capital Group; an insurance company, Quanta Capital Holdings; and an auto parts company, Superior Industries International. We also added to positions in 3Com, MI Developments, Stillwater Mining and TriQuint Semiconductor. In general, we have been purchasing companies that are priced near or below book value, with healthy balance sheets.

   FRANKLIN PORTFOLIO: The only exceptional event during this period was portfolio rebalancing associated with the annual reconstitution of the Russell Index that occurred in late June. Before the reconstitution occurred, we began to reduce our positions in poorly ranked stocks that were leaving the Russell Index and began to add positions in highly ranked stocks that were entering the Russell Index. In addition, we carried out a transition within the portfolio so that its characteristics relative to the reconstituted Russell Index were appropriate. We completed much of the transition by the end of the third quarter.

   GOLDMAN SACHS: In consumer cyclicals, recent price strength prompted us to trim our position in Gymboree, a designer and children's clothing retailer. The company has recently benefited from a recovery in its fundamentals, as improved sales in its boys product line were better than expected. We eliminated our portion of the Fund's position in Jacuzzi Brands after the

--------------------------------------------------------------------------------
9 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

- IN GENERAL, WE HAVE BEEN PURCHASING COMPANIES THAT ARE PRICED NEAR OR BELOW BOOK VALUE, WITH HEALTHY BALANCE SHEETS.

   -- DONALD SMITH

   company's new CEO invalidated our original restructuring and margin improvement expectations by putting the company up for sale. We also added to our holdings in Select Comfort, a manufacturer and retailer of advanced mattresses. Recent disappointing results at a key competitor resulted in price weakness at Select Comfort and offered us what we believed to be an attractive entry point. The company's practice of owning its retail outlets has yielded high returns. Additionally, we believe the company benefits from a strong management team with an extensive track record of leading consumer products companies.

   ROYCE: We have generally held onto companies in the natural resources sector because we think that in many cases they have not yet reached full value. In other areas, we have not made significant changes. We continue to make individual purchases and sales based on price targets and our exacting value criteria.

Q: How do you intend to manage your portion of the Fund going forward?

   BARROW HANLEY: Our recently successful oil and natural gas investments are a textbook example of the power of patience in stock selection, coupled with a dose of good fortune. Encore Acquisition and Chesapeake Energy have been held in our portion of the portfolio for four years. When Encore and Chesapeake were initially purchased, natural gas prices were approximately $25 per barrel. In no case was the primary, or even secondary, consideration for purchasing these stocks the potential for a large increase in commodity prices. Rather it was the belief that each company was, for different reasons, uniquely positioned to achieve rapidly increasing reserve levels over the long run. That has proven to be the case. As it happens, these companies have benefited from the near tripling of the commodity price. Each company would probably have been an excellent investment in an environment of flat energy prices.

--------------------------------------------------------------------------------
10 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

- THE FUTURE CONSTRUCTION OF THE PORTFOLIO SHOULD REMAIN GROUNDED IN THE DISCOVERY AND EXPLOITATION OF INDIVIDUAL STOCK VALUES MORE OR LESS INDEPENDENT OF SECTOR OR INDUSTRY CONDITIONS.

   -- BARROW HANLEY

   The future construction of the portfolio should remain grounded in the discovery and exploitation of individual stock values more or less independent of sector or industry conditions. Those conditions may, as they have in the current case of our energy stocks, add to performance (or subtract from it) over time. The primary value added should continue to come from securities analysis -- one stock at a time.

   DONALD SMITH: Our lack of a position in energy stocks has hurt performance. We continue to have minimal energy exposure and a large exposure to industries directly or indirectly impacted by higher energy prices. Our belief is that an oil-sensitive airline, for example, will either be a beneficiary of lower oil prices or will eventually adjust its pricing for the current high oil price environment. We continue to add to positions in technology companies that have solid balance sheets, sell at approximately their book value and have declined substantially (more than 80 percent) from their five-year highs.

   FRANKLIN PORTFOLIO: We continue to emphasize stocks with the characteristics that we have identified as leading to long-term outperformance in the small-cap value universe. We look for stocks that have inexpensive valuations relative to their peers and their own history and also have identifiable business or market momentum so that their potential is realized. We perform this analysis within industries and sectors, and are careful to maintain sector and industry weights within the portfolio similar to those in the benchmark. When stocks within the portfolio no longer have the desired characteristics, we replace them with stocks that meet our criteria.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

   GOLDMAN SACHS: We think investors will closely follow the quality of individual company earnings, as management teams strive to contain rising commodity, regulatory and operating costs. The merger and acquisition environment remains strong, and companies with abundant cash positions may capitalize on opportunities within the market. Our quality-focused investment style, driven by fundamental analysis and a disciplined approach to valuation, should position us well in the coming months and, we believe, lead to outperformance over time.

   ROYCE: We believe that the strength of small-cap value stocks has been the major story of the past five years of the stock market. Several areas have enjoyed strong returns at various times, including energy, banking, retail stores and aerospace. The essence of value investing is finding what we regard as high-quality companies whose stocks are trading at discounts to our estimate of their worth as businesses. That becomes more challenging in an environment in which small-cap value has been performing so well, but every market presents its own set of difficulties, and we simply deal with whatever challenges are in front of us.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

RIVERSOURCE SMALL CAP VALUE FUND

NOV. 30, 2005 (UNAUDITED)
(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (93.8%)

ISSUER                                SHARES                  VALUE(a)
AEROSPACE & DEFENSE (0.7%)
AAR                                    111,100(b)         $  2,326,434
Curtiss-Wright                          16,900                 990,340
DRS Technologies                         5,600                 276,640
Ducommun                                40,819(b)              836,381
EDO                                     32,696                 870,694
MTC Technologies                        56,532(b)            1,852,554
                                                          ------------
Total                                                        7,153,043
----------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (--%)
Forward Air                              6,355                 244,350
----------------------------------------------------------------------

AIRLINES (2.0%)
Air France-KLM ADR                     286,770(c)            5,336,790
AirTran Holdings                       115,118(b)            1,729,072
Alaska Air Group                       217,000(b)            7,644,910
ExpressJet Holdings                     48,700(b)              424,664
Frontier Airlines                       34,837(b)              284,270
SkyWest                                 81,200               2,411,640
US Airways Group                       102,052(b),(d)        3,427,927
                                                          ------------
Total                                                       21,259,273
----------------------------------------------------------------------

AUTO COMPONENTS (2.2%)
Drew Inds                               82,000(b)            2,469,840
Goodyear Tire & Rubber                 125,500(b),(d)        2,149,815
Lear                                   180,900               5,036,256
STRATTEC SECURITY                       32,700(b)            1,587,585
Superior Inds Intl                     337,100(d)            7,689,251
Tenneco                                 90,535(b)            1,572,593
Visteon                                569,000               3,846,440
                                                          ------------
Total                                                       24,351,780
----------------------------------------------------------------------
AUTOMOBILES (0.6%)
Monaco Coach                           104,600               1,551,218
Thor Inds                               67,000               2,567,440
Winnebago Inds                          82,800               2,782,908
                                                          ------------
Total                                                        6,901,566
----------------------------------------------------------------------

BEVERAGES (0.2%)
Boston Beer Cl A                        64,600(b)            1,748,076
----------------------------------------------------------------------

BIOTECHNOLOGY (0.4%)
Albany Molecular Research               87,600(b)         $  1,072,224
Arena Pharmaceuticals                   85,300(b)              919,534
ArQule                                  29,800(b)              206,514
BioMarin Pharmaceutical                 78,300(b)              762,642
Lexicon Genetics                        80,700(b)              305,046
Medarex                                 96,746(b)            1,011,963
Myriad Genetics                         29,600(b)              568,616
                                                          ------------
Total                                                        4,846,539
----------------------------------------------------------------------

BUILDING PRODUCTS (2.4%)
Aaon                                    67,050(b)            1,141,191
American Woodmark                       44,700               1,145,214
Builders FirstSource                    13,361(b)              265,884
ElkCorp                                 25,557                 873,538
Lennox Intl                             24,179                 706,027
Royal Group Technologies             1,812,100(b),(c)       16,091,448
Simpson Mfg                             63,000               2,581,740
Trex                                     4,380(b)              100,171
Universal Forest Products               25,051               1,439,430
USG                                     30,000(b)            1,836,000
                                                          ------------
Total                                                       26,180,643
----------------------------------------------------------------------

CAPITAL MARKETS (1.6%)
Affiliated Managers Group               28,033(b)            2,210,122
Apollo Investment                       83,935               1,592,247
Cohen & Steers                          34,300                 627,347
Gladstone Capital                       19,800                 464,508
Investment Technology Group             58,600(b)            2,278,954
Investors Financial Services            20,576                 776,744
Knight Capital Group Cl A              899,079(b)            9,098,679
SWS Group                               25,700                 529,934
                                                          ------------
Total                                                       17,578,535
----------------------------------------------------------------------

CHEMICALS (1.5%)
Agrium                                  44,937(c)              917,164
Albemarle                               50,572               1,861,050
American Vanguard                        4,684                 107,966
HB Fuller                               54,800               1,697,704
Minerals Technologies                   29,921               1,694,127
Penford                                 33,886                 450,684
Pioneer Companies                       38,400(b)              953,472

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

ISSUER                                SHARES                  VALUE(a)
CHEMICALS (CONT.)
PolyOne                                802,300(b)         $  4,629,271
Sensient Technologies                  120,195               2,183,943
Terra Inds                             212,300(b)            1,275,923
                                                          ------------
Total                                                       15,771,304
                                                          ------------

COMMERCIAL BANKS (4.8%)
Alabama Natl BanCorporation             28,270               1,874,301
Alliance Bankshares                     19,545(b)              320,147
Bancorp                                 80,978(b)            1,481,897
Bank of Hawaii                         106,400               5,491,304
Boston Private Financial Holdings       27,700                 858,700
Capitol Bancorp                         13,300                 496,888
Cardinal Financial                     100,035               1,095,383
Central Pacific Financial               68,326               2,500,732
Chittenden                              17,200                 512,044
Citizens Banking                        81,929               2,424,279
City Holding                            26,400                 963,072
Columbia Banking System                 20,100                 579,885
Cullen/Frost Bankers                   107,700               5,800,722
First BanCorp Puerto Rico              101,600(c)            1,229,360
First Citizens BancShares Cl A           1,300                 243,711
First Community Bancorp                 32,800               1,697,728
First Financial Bancorp                 40,800                 785,400
First Indiana                            5,200                 181,740
First Midwest Bancorp                   44,700               1,673,121
First Oak Brook Bancshares              13,839                 382,787
First Republic Bank                     36,500               1,415,105
Hanmi Financial                         58,500               1,089,855
IBERIABANK                              32,822               1,802,256
Independent Bank                        15,120                 441,050
Interchange Financial Services           6,864                 123,483
Irwin Financial                         69,991               1,583,196
Main Street Banks                       50,347               1,398,136
MainSource Financial Group              11,200                 202,608
Mercantile Bank                          6,900                 276,000
Midwest Banc Holdings                   41,953                 947,718
Millennium Bankshares                   48,460(b)              401,249
National Penn Bancshares                12,375                 254,801
Nexity Financial                        21,264(b)              296,633
Placer Sierra Bancshares                29,783                 848,816
Prosperity Bancshares                   16,627                 508,786
Republic Bancorp                       112,497               1,397,213
Signature Bank                          48,905(b)            1,407,975
Southcoast Financial                    20,651(b)              501,819
Sterling Bancorp                        20,585                 410,882
Sterling Bancshares                     52,300                 815,357
Sterling Financial                      12,600                 266,994
Sun Bancorp                              9,937(b)         $    197,051
Susquehanna Bancshares                  38,600                 946,472
SVB Financial Group                     31,300(b)            1,505,217
Texas United Bancshares                 19,768                 375,592
Umpqua Holdings                         25,200                 665,784
United Community Banks                  42,972               1,226,851
                                                          ------------
Total                                                       51,900,100
----------------------------------------------------------------------

COMMERCIAL SERVICES &
SUPPLIES (2 1%)
Brady Cl A                             204,200               7,653,415
Ennis                                   29,300                 520,075
FTI Consulting                          43,300(b)            1,227,988
GEO Group                               16,500(b)              403,425
Healthcare Services Group               71,300               1,515,125
Heidrick & Struggles Intl                8,600(b)              284,230
ITT Educational Services                22,100(b)            1,356,277
John H Harland                          21,000                 793,800
Kforce                                  19,900(b)              246,959
LECG                                    24,655(b)              402,863
Providence Service                       8,091(b)              236,419
Resources Connection                    15,616(b)              453,489
School Specialty                        19,471(b)              717,312
Spherion                                65,100(b)              637,980
TeleTech Holdings                       94,100(b)            1,169,663
TRC Companies                           18,180(b)              210,343
Waste Connections                       48,314(b)            1,683,260
West                                    95,660(b)            3,794,832
                                                          ------------
Total                                                       23,307,455
----------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.4%)
3Com                                 2,854,000(b)           10,331,479
Anaren                                  34,800(b)              499,380
Andrew                                  41,602(b)              454,710
Audiovox Cl A                           62,200(b)              861,470
CommScope                              109,600(b)            2,247,896
Digi Intl                               83,100(b)            1,070,328
Ditech Communications                   67,323(b)              590,423
Foundry Networks                       207,700(b)            2,884,953
Packeteer                               53,300(b)              490,360
Powerwave Technologies                  11,419(b)              143,423
Superior Essex                          20,200(b)              380,770
Sycamore Networks                      716,700(b)            2,916,969
UTStarcom                              383,000(b),(d)        3,175,070
                                                          ------------
Total                                                       26,047,231
----------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

ISSUER                                SHARES                  VALUE(a)
COMPUTERS & PERIPHERALS (1.3%)
Advanced Digital Information            72,000(b)         $    756,000
Emulex                                  37,900(b)              755,347
Hutchinson Technology                  123,937(b)            3,543,359
Imation                                 52,600               2,312,296
Intergraph                              51,300(b)            2,463,426
Komag                                   68,200(b)            2,382,908
Mobility Electronics                    68,550(b)              770,502
Rimage                                  35,000(b)            1,002,750
                                                          ------------
Total                                                       13,986,588
----------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.7%)
Comfort Systems USA                    100,368                 942,456
Dycom Inds                              17,400(b)              355,482
Infrasource Services                    44,521(b)              522,231
Insituform Technologies Cl A           263,800(b)            5,241,705
Modtech Holdings                        43,882(b)              376,508
                                                          ------------
Total                                                        7,438,382
----------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.3%)
Florida Rock Inds                       43,762               2,182,411
Texas Inds                              11,257                 561,499
                                                          ------------
Total                                                        2,743,910
----------------------------------------------------------------------

CONSUMER FINANCE (0.4%)
Advanta Cl B                            39,200               1,269,296
CompuCredit                             55,100(b),(d)        2,152,757
Metris Companies                        79,700(b)            1,194,703
                                                          ------------
Total                                                        4,616,756
----------------------------------------------------------------------

CONTAINERS & PACKAGING (0.6%)
Caraustar Inds                         218,532(b)            2,154,726
Chesapeake                             230,577               4,058,155
Rock-Tenn Cl A                          41,800                 558,448
                                                          ------------
Total                                                        6,771,329
----------------------------------------------------------------------

DISTRIBUTORS (0.3%)
Earle M Jorgensen                      109,515(b)            1,051,344
Handleman                               67,300                 924,029
Prestige Brands Holdings                86,144(b)            1,035,451
                                                          ------------
Total                                                        3,010,824
----------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0 4%)
CapitalSource                           75,763(d)            1,810,736
Financial Federal                       43,398               1,754,147
Hudson Highland Group                   34,600(b)              873,650
                                                          ------------
Total                                                        4,438,533
----------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION
SERVICES (0.2%)
Alaska Communications Systems Group     29,800            $    298,298
Commonwealth Telephone Enterprises       6,300                 218,358
CT Communications                       20,200                 248,864
Golden Telecom                          37,400(c),(d)        1,009,800
Premiere Global Services                13,200(b)               99,792
Talk America Holdings                   70,600(b)              677,760
                                                          ------------
Total                                                        2,552,872
----------------------------------------------------------------------

ELECTRIC UTILITIES (2.1%)
Central Vermont Public Service          11,401                 232,580
CH Energy Group                         22,495               1,050,517
Cleco                                  140,071               3,092,768
El Paso Electric                       124,847(b)            2,700,441
MGE Energy                               6,132                 215,356
Otter Tail                              37,700               1,132,885
Reliant Energy                       1,040,000(b)            9,526,399
Sierra Pacific Resources               211,686(b)            2,853,527
Unisource Energy                        13,056                 422,492
Westar Energy                           56,677               1,282,034
                                                          ------------
Total                                                       22,508,999
----------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.5%)
AO Smith 7,000                         254,800
Baldor Electric                         32,543                 836,030
Franklin Electric                       22,998                 977,415
General Cable                           37,500(b)              680,625
GrafTech Intl                          368,965(b)            2,413,031
LSI Inds                                46,200                 831,600
Regal-Beloit                           191,400               6,754,506
Thomas & Betts                          40,600(b)            1,625,624
Woodward Governor                       17,900               1,461,893
                                                          ------------
Total                                                       15,835,524
----------------------------------------------------------------------

ELECTRONIC EQUIPMENT &
INSTRUMENTS (4.4%)
Aeroflex                               126,013(b)            1,382,363
Agilysys                                83,400               1,588,770
Anixter Intl                           120,224               4,405,007
Bell Microproducts                     127,300(b)            1,094,780
CTS                                     35,900                 431,877
CyberOptics                             38,286(b)              482,786
Littelfuse                             218,100(b)            5,657,514
LoJack                                  44,310(b)            1,248,656
Methode Electronics                     51,300                 536,085
MTS Systems                              8,096                 285,546
Multi-Fineline Electronix                9,300(b)              344,100
Nu Horizons Electronics                109,200(b)            1,090,908

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

ISSUER                                SHARES                  VALUE(a)
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONT.)
Plexus                                 405,600(b)         $  8,720,400
Rofin-Sinar Technologies                61,500(b)            2,654,955
ScanSource                              15,326(b)              908,679
Tech Data                              139,300(b)            5,475,883
Tektronix                              109,900               2,812,341
TTM Technologies                       113,500(b)            1,037,390
Viisage Technology                      99,641(b)              631,724
Vishay Intertechnology                 540,200(b)            6,930,766
                                                          ------------
Total                                                       47,720,530
----------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.6%)
Ensign Energy Services                  83,000(c)            3,016,435
Hydril                                  11,819(b)              757,598
Lone Star Technologies                  17,000(b)              833,000
Newpark Resources                       29,200(b)              214,036
Oil States Intl                         79,329(b)            2,701,946
Patterson-UTI Energy                    33,200               1,037,168
RPC                                     58,850               1,953,820
Superior Well Services                  16,367(b)              344,689
TETRA Technologies                      86,575(b)            2,536,648
Tidewater                              199,500               9,017,400
Trican Well Service                     40,600(b),(c)        1,688,186
Unit                                    54,400(b)            2,946,304
W-H Energy Services                     26,862(b)              895,310
                                                          ------------
Total                                                       27,942,540
----------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.3%)
BJ's Wholesale Club                     42,700(b)            1,131,123
Great Atlantic & Pacific Tea             8,900(b)              268,424
Weis Markets                            50,500               2,126,050
                                                          ------------
Total                                                        3,525,597
----------------------------------------------------------------------

FOOD PRODUCTS (0.5%)
Chiquita Brands Intl                    91,300               1,899,040
Corn Products Intl                      28,801                 640,822
Gold Kist                               15,200(b)              241,984
Lancaster Colony                        62,700               2,445,300
                                                          ------------
Total                                                        5,227,146
----------------------------------------------------------------------

GAS UTILITIES (0.6%)
Laclede Group                            7,700                 230,692
Nicor                                    5,600                 224,560
Northwest Natural Gas                   59,987               2,061,153
South Jersey Inds                       33,862                 973,533
Southern Union                              --(b)                    9
Southwest Gas                           30,447                 812,326
WGL Holdings                            74,700               2,272,374
                                                          ------------
Total                                                        6,574,647
----------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.8%)
Biosite                                  5,978(b)         $    352,582
Cardiac Science                         50,578(b)              474,422
Encore Medical                         158,141(b)              834,984
Greatbatch                              46,000(b)            1,333,080
Matthews Intl Cl A                       6,214                 244,148
Molecular Devices                       62,900(b)            1,688,866
Nutraceutical Intl                      87,764(b)            1,128,645
Symmetry Medical                        48,180(b)              885,067
ThermoGenesis                           47,957(b)              204,776
Vital Signs                             32,900               1,570,317
                                                          ------------
Total                                                        8,716,887
----------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.0%)
AMERIGROUP                              63,900(b)            1,192,374
Cross Country Healthcare                47,400(b)              875,952
Genesis HealthCare                     271,100(b)           11,399,756
Hooper Holmes                          202,200                 590,424
Horizon Health                          26,400(b)              613,008
Magellan Health Services                22,200(b)              648,684
Molina Healthcare                       11,800(b)              315,060
NDCHealth                               50,393(b)              949,404
Odyssey HealthCare                      13,900(b)              257,428
PAREXEL Intl                            39,769(b)              818,048
PRA Intl                                10,800(b)              299,592
PSS World Medical                       84,691(b)            1,394,861
Radiologix                             190,224(b)              589,694
U.S. Physical Therapy                   97,300(b)            1,925,567
                                                          ------------
Total                                                       21,869,852
----------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (4.0%)
Applebee's Intl                         47,400               1,086,408
Aztar                                   53,492(b)            1,674,835
Bluegreen                               67,800(b)            1,008,186
Buca                                    57,575(b)              331,056
California Pizza Kitchen                20,898(b)              685,036
CBRL Group                              67,300               2,489,427
CEC Entertainment                      123,009(b)            4,403,722
Dover Downs Gaming & Entertainment     121,200               1,522,272
Fox & Hound Restaurant Group            26,438(b)              348,982
IHOP                                     5,300                 253,340
Isle of Capri Casinos                   19,375(b)              525,450
Jack in the Box                         57,900(b)            1,945,440
Kerzner Intl                           115,300(b),(c)        7,495,653
La Quinta                              690,400(b)            7,566,784
Lodgian                                556,348(b)            5,724,821
Multimedia Games                        79,500(b),(d)          809,310

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

ISSUER                                SHARES                  VALUE(a)
HOTELS, RESTAURANTS & LEISURE (CONT.)
Ruby Tuesday                           112,900              $2,745,728
Ryan's Restaurant Group                127,500(b)            1,515,975
Speedway Motorsports                     9,800                 381,318
Sunterra                                66,200(b)              777,850
                                                          ------------
Total                                                       43,291,593
----------------------------------------------------------------------

HOUSEHOLD DURABLES (2.2%)
Beazer Homes USA                        15,009(d)            1,050,180
Blount Intl                             28,900(b)              449,395
Blyth                                    9,100                 180,180
Brookfield Homes                        16,335                 807,439
Champion Enterprises                   189,972(b)            2,748,895
Ethan Allen Interiors                   71,700               2,674,410
Furniture Brands Intl                   87,100               1,737,645
Helen of Troy                          253,585(b),(c)        4,569,601
Hooker Furniture                       139,100               2,158,832
Lenox Group                              8,800(b)              108,768
Oneida                                  91,698(b)               88,947
Stanley Furniture                       98,700               2,457,630
Technical Olympic USA                   79,850               1,655,291
Universal Electronics                   42,200(b)              731,748
WCI Communities                         46,563(b)            1,195,738
Yankee Candle                           32,100                 813,735
                                                          ------------
Total                                                       23,428,434
----------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (--%)
Alleghany                                1,772(b)              521,305
----------------------------------------------------------------------

INSURANCE (4.7%)
American Natl Insurance                 27,300               3,197,922
American Physicians Capital             50,400(b)            2,290,680
AmerUs Group                            43,700               2,566,501
Argonaut Group                          24,500(b)              779,100
Aspen Insurance Holdings                82,811(c)            2,072,759
Assured Guaranty                       103,900(c)            2,734,648
CNA Surety                              62,100(b)              917,217
Donegal Group Cl A                      21,532                 521,720
Endurance Specialty Holdings            30,100(c)            1,036,945
Erie Indemnity Cl A                      9,700                 514,100
FBL Financial Group Cl A                44,800               1,404,480
Horace Mann Educators                   30,400                 575,776
LandAmerica Financial Group             14,000                 906,500
Natl Atlantic Holdings Cl A             32,429(b)              335,964
Navigators Group                        20,438(b)              825,900
NYMAGIC                                 17,309                 445,187
Ohio Casualty                           78,400               2,320,640
Phoenix Companies                      167,900               2,283,440
Platinum Underwriters Holdings           4,100(c)              122,918
Presidential Life                       31,600            $    609,564
ProAssurance                            65,324(b)            3,251,829
ProCentury                              72,860                 773,045
PXRE Group                             184,377(c),(d)        2,347,119
Quanta Capital Holdings              1,167,600(b),(c)        4,892,244
Reinsurance Group of America             7,100                 335,688
Republic Companies Group                52,110                 755,595
RLI                                     65,209               3,403,910
Safety Insurance Group                  27,900               1,119,069
Scottish Re Group                       88,800(c)            2,240,424
StanCorp Financial Group                14,354               1,479,036
State Auto Financial                     8,500                 292,655
UICI                                    46,600               1,659,892
United Fire & Casualty                  44,421               2,030,040
                                                          ------------
Total                                                       51,042,507
----------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.3%)
Insight Enterprises                    136,721(b)            2,847,898
----------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.6%)
Autobytel                              121,672(b)              635,128
Corillian                              134,500(b)              375,255
EarthLink                               74,400(b)              851,136
InfoSpace                                8,600(b)              226,696
Internet Capital Group                  35,900(b)              297,970
iPass                                  248,300(b)            1,683,474
United Online                          129,400               1,825,834
Vignette                                44,100(b)              781,011
                                                          ------------
Total                                                        6,676,504
----------------------------------------------------------------------

IT SERVICES (1.6%)
BearingPoint                            75,041(b)              546,298
Ciber                                  104,600(b)              643,290
eFunds                                 116,300(b)            2,394,617
Kanbay Intl                             27,850(b)              461,196
Lionbridge Technologies                314,296(b)            2,042,924
MAXIMUS                                 75,500               2,748,200
MPS Group                               60,800(b)              764,256
Perot Systems Cl A                     326,100(b)            4,532,790
SM&A                                   187,200(b)            1,553,760
Sykes Enterprises                      145,700(b)            2,010,660
                                                          ------------
Total                                                       17,697,991
----------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

ISSUER                                SHARES                  VALUE(a)
LEISURE EQUIPMENT & PRODUCTS (1.7%)
Arctic Cat                              86,700              $1,818,966
Brunswick                              187,700               7,374,733
Callaway Golf                           19,100                 279,815
Head                                   755,200(b),(c)        2,129,664
JAKKS Pacific                           95,600(b)            1,948,328
K2                                     107,214(b)            1,089,294
LeapFrog Enterprises                    25,320(b)              330,173
Radica Games                            92,450(c)              825,579
RC2                                     72,300(b)            2,555,082
                                                            ----------
Total                                                       18,351,634
----------------------------------------------------------------------

MACHINERY (5.9%)
Actuant Cl A                            26,380               1,399,459
AGCO                                    64,000(b)            1,083,520
Commercial Vehicle Group                95,984(b)            1,899,523
EnPro Inds                              15,000(b)              432,750
Flowserve                              247,500(b)            9,246,599
Gardner Denver                          36,500(b)            1,781,200
Graco                                   20,800                 756,704
Harsco                                 115,200               7,655,040
IDEX                                   158,100               6,978,534
Kaydon                                 240,200               7,772,872
Key Technology                         125,900(b)            1,680,765
Lincoln Electric Holdings               64,800               2,644,488
Lydall                                 102,085(b)              853,431
Mueller Inds                            63,585               1,721,246
Tennant                                 30,992               1,454,145
Terex                                  193,626(b)           11,931,233
Titan Intl                              78,100(d)            1,346,444
Wabash Natl                            229,443               4,554,444
                                                            ----------
Total                                                       65,192,397
----------------------------------------------------------------------

MARINE (0.8%)
Kirby                                  167,600(b)            8,916,320
----------------------------------------------------------------------

MEDIA (1.1%)
ADVO                                    36,947               1,008,284
Arbitron                                 5,700                 220,020
Courier                                 30,150               1,060,979
Entravision Communications Cl A         44,300(b)              331,807
Gray Television                         78,700                 702,004
Journal Register                       103,564               1,618,705
LIN TV Cl A                             49,100(b)              642,228
Media General Cl A                       5,400                 273,780
RCN                                     21,202(b)              462,416
Sinclair Broadcast Group Cl A           37,200                 357,864
Valassis Communications                157,000(b)            4,775,939
                                                            ----------
Total                                                       11,454,026
----------------------------------------------------------------------

METALS & MINING (3.5%)
Agnico-Eagle Mines                      63,400(c)         $    927,542
AK Steel Holding                       822,800(b)            6,821,012
AM Castle & Co                          37,300(b)              770,245
Apex Silver Mines                       17,900(b)              301,078
Century Aluminum                       214,900(b)            4,968,488
Commercial Metals                       55,894               1,961,879
Eldorado Gold                          128,000(b),(c)          513,280
Glamis Gold                             48,200(b),(c)        1,074,378
Goldcorp                                29,300(c)              595,376
Hecla Mining                           158,900(b)              562,506
IPSCO                                   18,000(c)            1,392,840
Meridian Gold                           65,300(b),(c)        1,256,372
Oregon Steel Mills                      48,595(b)            1,329,073
Quanex                                  23,000               1,422,550
Reliance Steel & Aluminum               39,300               2,535,243
Schnitzer Steel Inds Cl A                9,530                 328,690
Steel Technologies                      80,500               2,132,445
Stillwater Mining                      421,700(b)            4,507,973
USEC                                   387,300               4,260,300
                                                            ----------
Total                                                       37,661,270
----------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER (0.2%)
Avista                                  25,707                 453,729
CMS Energy                             131,700(b)            1,841,166
                                                            ----------
Total                                                        2,294,895
----------------------------------------------------------------------

MULTILINE RETAIL (2.0%)
Big Lots                               163,213(b)            2,005,888
Bon-Ton Stores                          31,200                 576,264
Conn's                                  59,500(b)            2,011,695
Dillard's Cl A                         589,600              12,363,912
Dollar General                         176,700               3,341,397
Tuesday Morning                         34,629                 945,025
                                                            ----------
Total                                                       21,244,181
----------------------------------------------------------------------

OIL & GAS (3.6%)
Callon Petroleum                        85,200(b)            1,508,040
Chesapeake Energy                      228,500               6,615,075
Cimarex Energy                         115,586(b),(d)        4,497,451
Edge Petroleum                          82,100(b)            2,008,166
Encore Acquisition                     215,700(b)            6,695,329
Harvest Natural Resources              141,200(b)            1,296,216
Nordic American Tanker Shipping         52,700(c),(d)        1,728,560
OMI                                     12,763                 247,602
Parallel Petroleum                      54,479(b)              894,000
Petroleum Development                    9,236(b)              311,715
Range Resources                         89,848               3,345,940

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

ISSUER                                SHARES                  VALUE(a)
OIL & GAS (CONT.)
St. Mary Land & Exploration            109,000              $3,882,580
Swift Energy                            59,400(b)            2,743,686
Whiting Petroleum                       72,752(b)            3,015,570
                                                            ----------
Total                                                       38,789,930
----------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.1%)
Louisiana-Pacific                       26,000                 701,220
----------------------------------------------------------------------

PERSONAL PRODUCTS (0.8%)
Chattem                                 13,902(b)              441,667
Elizabeth Arden                        109,024(b)            2,075,817
Inter Parfums                          111,900               1,853,064
Nu Skin Enterprises Cl A               123,800               2,151,644
Playtex Products                       145,405(b)            2,035,670
                                                            ----------
Total                                                        8,557,862
----------------------------------------------------------------------

PHARMACEUTICALS (0.5%)
Alpharma Cl A                           89,800               2,372,516
Endo Pharmaceuticals Holdings           39,400(b)            1,178,848
First Horizon Pharmaceutical            40,000(b)              704,800
Perrigo                                 58,900                 854,050
Salix Pharmaceuticals                   42,418(b)              821,637
                                                            ----------
Total                                                        5,931,851
----------------------------------------------------------------------

REAL ESTATE (1.0%)
MI Developments Cl A                   323,500(c),(d)       10,982,824
----------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (4.6%)
Acadia Realty Trust                     40,688                 833,290
Agree Realty                            31,238                 883,098
American Campus Communities             10,170                 255,979
Arbor Realty Trust                      69,800               1,883,204
Ashford Hospitality Trust               90,000                 960,300
BioMed Realty Trust                     47,873               1,228,900
Boykin Lodging                          71,400(b)              856,800
Brandywine Realty Trust                 64,688               1,874,658
Capital Automotive                      45,782               1,768,559
Capital Trust Cl A                       9,700                 297,305
Cogdell Spencer                         20,288(b)              339,824
Commercial Net Lease Realty            167,191               3,387,290
Corporate Office Properties Trust       10,800                 389,664
Correctional Properties Trust           61,544               1,770,005
Cousins Properties                      39,600               1,102,464
Digital Realty Trust                    17,912                 402,662
Entertainment Properties Trust          29,828               1,276,042
Equity Inns                            153,400               2,104,648
FelCor Lodging Trust                   124,400               2,112,312
Getty Realty                            21,100                 566,957
Hersha Hospitality Trust                26,329            $    242,753
Highwoods Properties                    47,500               1,369,425
HomeBanc                                29,800                 233,930
Inland Real Estate                      19,200                 285,696
Innkeepers USA Trust                    78,600               1,370,784
Investors Real Estate Trust             37,700                 354,757
LaSalle Hotel Properties                35,456               1,193,449
Lexington Corporate Properties Trust    63,705               1,356,279
LTC Properties                          60,300               1,234,944
Luminent Mtge Capital                   63,100                 504,800
MFA Mtge Investments                   143,777                 877,040
Natl Health Investors                   29,200                 807,380
New Century Financial                   20,500                 741,485
Omega Healthcare Investors             157,277               1,890,470
Parkway Properties                      39,907               1,668,113
Post Properties                         13,728                 555,435
Prentiss Properties Trust               28,110               1,152,510
RAIT Investment Trust                   62,550               1,643,814
Redwood Trust                           11,300                 487,482
Senior Housing Properties Trust         35,700                 671,517
Spirit Finance                          35,517                 408,446
Town & Country Trust                    20,660                 599,140
Trustreet Properties                    23,400                 365,976
U-Store-It Trust                        36,827                 781,469
Wellsford Real Properties              277,700(b)            5,301,293
                                                            ----------
Total                                                       50,392,348
----------------------------------------------------------------------

ROAD & RAIL (0.4%)
Arkansas Best                           28,400               1,171,216
Covenant Transport Cl A                137,300(b)            1,596,799
Heartland Express                       28,397                 605,140
SCS Transportation                      43,431(b)              856,025
USA Truck                               10,900(b)              295,390
                                                            ----------
Total                                                        4,524,570
----------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.7%)
Brooks Automation                       28,300(b)              363,938
Cabot Microelectronics                   3,885(b)              120,163
Catalyst Semiconductor                 359,400(b)            1,707,150
Cymer                                   55,300(b)            2,113,566
Diodes                                   1,740(b)               70,244
Entegris                               201,325(b)            2,033,383
Fairchild Semiconductor Intl            97,837(b)            1,696,494
FormFactor                              13,510(b)              379,091
Integrated Device Technology           209,595(b)            2,510,948
Integrated Silicon Solution            587,800(b)            4,120,477
IXYS                                   110,363(b)            1,326,563
MIPS Technologies                      114,600(b)              677,286

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
19 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

ISSUER                                SHARES                  VALUE(a)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
OmniVision Technologies                104,600(b),(d)       $1,851,420
Photronics                              52,600(b)              835,288
Semitool                               127,500(b)            1,213,800
SigmaTel                               129,200(b)            1,881,152
Tessera Technologies                    68,139(b)            1,873,823
TriQuint Semiconductor                 929,400(b)            4,182,299
                                                            ----------
Total                                                       28,957,085
----------------------------------------------------------------------

SOFTWARE (2.1%)
Atari                                  475,601(b)              599,257
Catapult Communications                117,600(b)            1,988,616
Epicor Software                         64,157(b)              886,008
Internet Security Systems               11,600(b)              265,176
InterVideo                             142,184(b)            1,455,964
Intervoice                             172,400(b)            1,491,260
Mentor Graphics                        684,000(b)            6,128,640
Pervasive Software                     420,100(b)            1,781,224
Reynolds & Reynolds Cl A               216,000               5,883,840
Take-Two Interactive Software           65,826(b)            1,201,325
Transaction Systems Architects          14,500(b)              421,950
Ulticom                                 39,000(b)              449,280
Ultimate Software Group                 19,634(b)              337,901
                                                            ----------
Total                                                       22,890,441
----------------------------------------------------------------------

SPECIALTY RETAIL (3.7%)
Aaron Rents                             89,513               1,859,185
Asbury Automotive Group                 69,600(b)            1,165,800
Buckle                                  76,200               2,486,406
Cato Cl A                              128,250               2,770,200
Charming Shoppes                        32,037(b)              376,435
Claire's Stores                         71,200               2,031,336
Cost Plus                              250,763(b)            4,609,024
Deb Shops                               94,700               2,753,876
Dress Barn                              34,021(b)            1,135,621
Gymboree                                38,459(b)              867,635
Lithia Motors Cl A                      27,900                 796,545
Men's Wearhouse                        223,200(b)            6,539,759
Payless ShoeSource                      39,900(b)              911,715
Pier 1 Imports                         158,200               2,009,140
Select Comfort                         125,775(b)            3,014,827
Sharper Image                            8,551(b)               86,793
Sonic Automotive                        90,300               1,878,240
Sports Authority                        15,800(b)              497,226
Talbots                                 72,800               1,981,616
Too                                     48,500(b)            1,534,055
Trans World Entertainment               41,600(b)              271,648
United Auto Group                       12,000                 427,440
Zale                                    20,090(b)              560,511
                                                            ----------
Total                                                       40,565,033
----------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.9%)
Columbia Sportswear                     47,200(b)           $2,193,856
Cutter & Buck                          137,800               1,667,380
Fossil                                 111,407(b)            2,221,456
K-Swiss Cl A                           168,028               5,247,514
Kellwood                                26,687                 617,003
Kenneth Cole Productions Cl A           96,400               2,706,912
Polo Ralph Lauren                       18,700               1,002,320
Stride Rite                            186,500               2,562,510
Timberland Cl A                         65,900(b)            2,180,631
                                                            ----------
Total                                                       20,399,582
----------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (2.4%)
Accredited Home Lenders Holding         81,092(b),(d)        3,512,905
Bank Mutual                             32,000                 338,560
BankAtlantic Bancorp Cl A               70,300                 979,982
BankUnited Financial Cl A               59,200               1,509,008
Berkshire Hills Bancorp                 27,293                 889,479
Brookline Bancorp                       74,185               1,043,041
Corus Bankshares                        34,600               2,033,788
Doral Financial                         29,200(c)              294,920
Federal Agricultural Mtge Cl C          30,000                 836,100
Fidelity Bankshares                     58,190               1,814,946
First Financial Holdings                13,600                 415,344
First Niagara Financial Group          323,147               4,682,401
FirstFed Financial                      28,500(b)            1,491,690
KNBT Bancorp                            23,800                 390,082
NetBank                                 81,108                 599,388
PFF Bancorp                            105,955               3,236,925
Provident Financial Services            45,200                 813,148
TierOne                                 49,300               1,477,521
                                                            ----------
Total                                                       26,359,228
----------------------------------------------------------------------

TOBACCO (0.1%)
Universal                               15,100                 609,738
Vector Group                            37,755(d)              711,304
                                                            ----------
Total                                                        1,321,042
----------------------------------------------------------------------

TRADING COMPANIES &
DISTRIBUTORS (0.7%)
Applied Industrial Technologies         37,510               1,198,445
GATX                                    64,200               2,416,488
Hughes Supply                           77,481               3,001,614
NuCO2                                   23,333(b)              656,124
UAP Holding                             11,931                 226,450
                                                            ----------
Total                                                        7,499,121
----------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

ISSUER                                SHARES                  VALUE(a)
TRANSPORTATION INFRASTRUCTURE (0.4%)
Sea Containers Cl A                    306,000(c)       $    3,886,200
----------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Dobson Communications Cl A             107,557(b)              792,695
Leap Wireless Intl                      12,418(b)              472,629
Price Communications                   104,800(b)            1,589,816
UbiquiTel                               36,983(b)              361,694
                                                        --------------
Total                                                        3,216,834
----------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $903,826,080)                                    $1,018,366,937
----------------------------------------------------------------------

OTHER (--%)

ISSUER                                SHARES                  VALUE(a)
Air France ADR
  Warrants                             260,700(b,c,g)     $    173,366
----------------------------------------------------------------------
TOTAL OTHER
(Cost: $--)                                               $    173,366
----------------------------------------------------------------------

SHORT-TERM SECURITIES (9.6%)(e)

                                                AMOUNT
                                  EFFECTIVE   PAYABLE AT
ISSUER                              YIELD      MATURITY           VALUE(a)
COMMERCIAL PAPER
Amsterdam Funding
   12-28-05                         4.16%     $11,000,000(f)   $   10,964,495
BNP Paribas Finance
   12-01-05                         4.04        9,900,000           9,898,889
CRC Funding LLC
   01-10-06                         4.08       10,000,000(f)        9,953,735
Deutsche Bank
   12-01-05                         4.04       15,200,000          15,198,294
Emerald Certificates MBNA MCCT
   12-07-05                         3.84       20,000,000(f)       19,985,081
Nieuw Amsterdam
   12-07-05                         4.03       10,000,000(f)        9,992,164
Park Granada LLC
   12-05-05                         4.04       10,000,000(f)        9,994,389
Preferred Receivables Funding
   12-27-05                         4.17        5,000,000(f)        4,984,400
Rabobank USA Financial
   12-01-05                         4.03       13,500,000          13,498,489
-----------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
(Cost: $104,480,468)                                           $  104,469,936
-----------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,008,306,548)(h)                                      $1,123,010,239
=============================================================================

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
21 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Nov. 30, 2005, the value of foreign securities represented 7.6% of net assets.

(d) At Nov. 30, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 3.0% of net assets. See Note 5 to the financial statements. 6.6% of net assets is the Fund's cash equivalent position.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Nov. 30, 2005, the value of these securities amounted to $65,874,264 or 6.1% of net assets.

(g)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Nov. 30, 2005, is as follows:

                                        ACQUISITION
         SECURITY                          DATE                         COST
         -----------------------------------------------------------------------
         Air France ADR
          Warrants                        05-05-04                      $--

(h) At Nov. 30, 2005, the cost of securities for federal income tax purposes was approximately $1,008,307,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

         Unrealized appreciation                                   $165,709,000
         Unrealized depreciation                                    (51,006,000)
         ----------------------------------------------------------------------
         Net unrealized appreciation                               $114,703,000
         ----------------------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
22 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
RIVERSOURCE SMALL CAP VALUE FUND

NOV. 30, 2005 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)*
   (identified cost $1,008,306,548)                                                           $  1,123,010,239
Capital shares receivable                                                                               87,628
Dividends and accrued interest receivable                                                            1,050,937
Receivable for investment securities sold                                                           12,188,117
Reimbursement receivable from the Investment Manager                                                    21,736
--------------------------------------------------------------------------------------------------------------
Total assets                                                                                     1,136,358,657
--------------------------------------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash on demand deposit                                                       27,479
Capital shares payable                                                                                 289,188
Payable for investment securities purchased                                                         16,712,894
Payable upon return of securities loaned (Note 5)                                                   32,637,600
Accrued investment management services fee                                                              27,561
Accrued distribution fee                                                                               247,939
Accrued service fee                                                                                          1
Accrued transfer agency fee                                                                              5,579
Accrued administrative services fee                                                                      2,285
Other accrued expenses                                                                                 208,157
--------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                   50,158,683
--------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                            $  1,086,199,974
==============================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                      $      1,530,092
Additional paid-in capital                                                                         809,394,210
Net operating loss                                                                                    (796,200)
Accumulated net realized gain (loss)                                                               161,368,181
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                              114,703,691
--------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                      $  1,086,199,974
==============================================================================================================
Net assets applicable to outstanding shares:             Class A                              $    731,203,490
                                                         Class B                              $    320,958,986
                                                         Class C                              $     20,726,702
                                                         Class I                              $     13,103,835
                                                         Class Y                              $        206,961
Net asset value per share of outstanding capital stock:  Class A shares     102,130,824       $           7.16
                                                         Class B shares      46,069,568       $           6.97
                                                         Class C shares       2,969,476       $           6.98
                                                         Class I shares       1,810,578       $           7.24
                                                         Class Y shares          28,740       $           7.20
--------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 5)                                              $     31,477,710
--------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS
RIVERSOURCE SMALL CAP VALUE FUND

SIX MONTHS ENDED NOV. 30, 2005 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends                                                                                          $ 6,841,963
Interest                                                                                             1,563,307
Fee income from securities lending (Note 5)                                                            161,690
   Less foreign taxes withheld                                                                         (27,793)
--------------------------------------------------------------------------------------------------------------
Total income                                                                                         8,539,167
--------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                                   4,687,650
Distribution fee
   Class A                                                                                             941,222
   Class B                                                                                           1,691,854
   Class C                                                                                             106,918
Transfer agency fee                                                                                  1,232,092
Incremental transfer agency fee
   Class A                                                                                              85,814
   Class B                                                                                              66,665
   Class C                                                                                               4,081
Service fee -- Class Y                                                                                     121
Administrative services fees and expenses                                                              427,978
Compensation of board members                                                                            7,652
Custodian fees                                                                                         183,590
Printing and postage                                                                                   146,400
Registration fees                                                                                       34,767
Audit fees                                                                                              11,000
Other                                                                                                   14,559
--------------------------------------------------------------------------------------------------------------
Total expenses                                                                                       9,642,363
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)                    (21,736)
--------------------------------------------------------------------------------------------------------------
                                                                                                     9,620,627
   Earnings credits on cash balances (Note 2)                                                          (18,911)
--------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                   9,601,716
--------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                     (1,062,549)
--------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                   60,042,129
   Foreign currency transactions                                                                           109
--------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                             60,042,238
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                               28,216,912
--------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                               88,259,150
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                    $87,196,601
==============================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS
RIVERSOURCE SMALL CAP VALUE FUND

                                                                                  NOV. 30, 2005        MAY 31, 2005
                                                                                 SIX MONTHS ENDED        YEAR END
                                                                                   (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss)-- net                                                   $     (1,062,549)   $     (5,526,296)
Net realized gain (loss) on investments                                                60,042,238         137,157,856
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  28,216,912          (5,722,066)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                        87,196,601         125,909,494
---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net realized gain
       Class A                                                                                 --         (87,160,923)
       Class B                                                                                 --         (42,002,961)
       Class C                                                                                 --          (2,641,893)
       Class I                                                                                 --            (987,102)
       Class Y                                                                                 --             (29,363)
---------------------------------------------------------------------------------------------------------------------
Total distributions                                                                            --        (132,822,242)
---------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                                             55,332,019         186,154,654
   Class B shares                                                                      11,726,619          55,968,406
   Class C shares                                                                       1,003,227           3,383,949
   Class I shares                                                                       3,003,476          11,767,518
   Class Y shares                                                                          17,371              82,648
Reinvestment of distributions at net asset value
   Class A shares                                                                              --          86,153,624
   Class B shares                                                                              --          41,351,458
   Class C shares                                                                              --           2,544,957
   Class I shares                                                                              --             985,864
   Class Y shares                                                                              --              27,705
Payments for redemptions
   Class A shares                                                                    (129,164,003)       (178,725,166)
   Class B shares (Note 2)                                                            (64,730,751)        (94,333,731)
   Class C shares (Note 2)                                                             (3,289,939)         (5,791,867)
   Class I shares                                                                         (18,175)         (7,664,344)
   Class Y shares                                                                         (67,886)            (56,785)
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                    (126,188,042)        101,848,890
---------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                               (38,991,441)         94,936,142
Net assets at beginning of period                                                   1,125,191,415       1,030,255,273
---------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                      $  1,086,199,974    $  1,125,191,415
=====================================================================================================================
Undistributed net investment income (loss)                                       $       (796,200)   $        266,349
---------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE SMALL CAP VALUE FUND (FORMERLY AXP PARTNERS SMALL CAP VALUE FUND)

(UNAUDITED AS TO NOV. 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in small cap companies with market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the Russell 2000 Value Index.

The Fund offers Class A, Class B, Class C and Class Y shares.

-    Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-    Class C shares may be subject to a CDSC.

- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Nov. 30, 2005, Ameriprise Financial Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) and the RiverSource Portfolio Builder Funds owned 100% of Class I shares, which represents 1.21% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high

--------------------------------------------------------------------------------
26 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At Nov. 30, 2005, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Nov. 30, 2005 was $173,366 representing 0.02% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
27 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
28 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.97% to 0.87% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $516,008 for the six months ended Nov. 30, 2005.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.08% to 0.06% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

The Investment Manager has Subadvisory Agreements with Royce & Associates, LLC, a direct wholly-owned subsidiary of Legg Mason, Goldman Sachs Asset Management, L.P., Franklin Portfolio Associates LLC, Barrow, Hanley, Mewhinney & Strauss, Inc. and Donald Smith & Co., Inc. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

--------------------------------------------------------------------------------
29 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

-  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $619,412 for Class A, $209,624 for Class B and $1,425 for Class C for the six months ended Nov. 30, 2005.

For the six months ended Nov. 30, 2005, the Investment Manager and its affiliates waived certain fees and expenses to 1.47% for Class A, 2.24% for Class B and 2.24% for Class C. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B and Class C were $11,290, $9,876 and $570, respectively. Beginning Oct. 1, 2005, a new agreement to waive certain fees and expenses is effective until May 31, 2006, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.59% for Class A, 2.35% for Class B, 2.35% for Class C, 1.21% for Class I and 1.42% for Class Y of the Fund's average daily net assets.

During the six months ended Nov. 30, 2005, the Fund's custodian and transfer agency fees were reduced by $18,911 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

--------------------------------------------------------------------------------
30 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $308,752,637 and $395,099,661, respectively, for the six months ended Nov. 30, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $1,520 for the six months ended Nov. 30, 2005.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                                     SIX MONTHS ENDED NOV. 30, 2005
                                                  CLASS A        CLASS B         CLASS C        CLASS I        CLASS Y
-----------------------------------------------------------------------------------------------------------------------
Sold                                              7,953,688      1,731,400        148,056        428,514          2,569
Issued for reinvested distributions                      --             --             --             --             --
Redeemed                                        (18,583,965)    (9,550,404)      (485,316)        (2,610)        (9,573)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                         (10,630,277)    (7,819,004)      (337,260)       425,904         (7,004)
-----------------------------------------------------------------------------------------------------------------------

                                                                        YEAR ENDED MAY 31, 2005
                                                  CLASS A        CLASS B         CLASS C       CLASS I        CLASS Y
-----------------------------------------------------------------------------------------------------------------------
Sold                                             27,439,204      8,386,049        508,589      1,720,447         12,193
Issued for reinvested distributions              12,782,433      6,274,880        385,599        145,408          4,092
Redeemed                                        (26,499,321)   (14,380,169)      (875,315)    (1,123,122)        (8,385)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                          13,722,316        280,760         18,873        742,733          7,900
-----------------------------------------------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

At Nov. 30, 2005, securities valued at $31,477,710 were on loan to brokers. For collateral, the Fund received $32,637,600 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $161,690 for the six months ended Nov. 30, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2005.

--------------------------------------------------------------------------------
31 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                            2005(h)            2005         2004        2003          2002(b)
Net asset value, beginning of period                    $6.62            $ 6.62       $ 5.04      $  5.79          $ 4.89
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               --              (.02)        (.03)        (.03)           (.01)
Net gains (losses) (both realized and unrealized)         .54               .85         1.61         (.69)            .91
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          .54               .83         1.58         (.72)            .90
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                          --              (.83)          --         (.03)             --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $7.16            $ 6.62       $ 6.62      $  5.04          $ 5.79
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $ 731            $  747       $  656      $   434          $  381
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)         1.47%(d),(e)      1.51%        1.51%        1.60%(e)        1.59%(d),(e)
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                        .04%(d)          (.24%)       (.50%)       (.63%)          (.61%)(d)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                              30%               70%          97%          50%             12%
-------------------------------------------------------------------------------------------------------------------------
Total return(f)                                          8.16%(g)         12.30%       31.35%      (12.45%)         18.40%(g)
-------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.48% for the six months ended Nov. 30, 2005 and 1.72% and 1.78% for the periods ended May 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
32 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                            2005(h)            2005         2004         2003         2002(b)
Net asset value, beginning of period                    $6.45            $ 6.50       $ 4.97      $  5.75         $ 4.89
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             (.02)             (.06)        (.07)        (.06)          (.03)
Net gains (losses) (both realized and unrealized)         .54               .84         1.60         (.69)           .89
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          .52               .78         1.53         (.75)           .86
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                          --              (.83)          --         (.03)            --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $6.97            $ 6.45       $ 6.50      $  4.97         $ 5.75
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $ 321            $  348       $  349      $   255         $  227
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)         2.24%(d)          2.28%        2.27%        2.36%(e)       2.36%(d),(e)
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                       (.69%)(d)         (.99%)      (1.25%)      (1.38%)        (1.39%)(d)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                              30%               70%          97%          50%            12%
------------------------------------------------------------------------------------------------------------------------
Total return(f)                                          8.06%(g)         11.72%       30.78%      (13.06%)        17.59%(g)
------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.48% and 2.54% for the periods ended May 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
33 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                            2005(h)            2005         2004         2003         2002(b)
Net asset value, beginning of period                    $6.47            $ 6.52       $ 4.99      $  5.76         $ 4.89
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             (.02)             (.07)        (.07)        (.06)          (.03)
Net gains (losses) (both realized and unrealized)         .53               .85         1.60         (.68)           .90
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          .51               .78         1.53         (.74)           .87
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                          --              (.83)          --         (.03)            --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $6.98            $ 6.47       $ 6.52      $  4.99         $ 5.76
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $  21            $   21       $   21      $    16         $   11
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)         2.24%(d)          2.28%        2.27%        2.36%(e)       2.36%(d),(e)
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                       (.69%)(d)         (.99%)      (1.25%)      (1.38%)        (1.41%)(d)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                              30%               70%          97%          50%            12%
------------------------------------------------------------------------------------------------------------------------
Total return(f)                                          7.88%(g)         11.70%       30.66%      (12.86%)        17.79%(g)
------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.48% and 2.54% for the periods ended May 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
34 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                        2005(g)        2005     2004(b)
Net asset value, beginning of period                                 $6.68       $ 6.65     $ 6.89
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .01           --       (.01)
Net gains (losses) (both realized and unrealized)                      .55          .86       (.23)
--------------------------------------------------------------------------------------------------
Total from investment operations                                       .56          .86       (.24)
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                       --         (.83)        --
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $7.24       $ 6.68     $ 6.65
--------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                              $  13       $    9     $    4
--------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       .98%(d)     1.02%      1.02%(d)
--------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .53%(d)      .25%      (.04%)(d)
--------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               30%          70%        97%
--------------------------------------------------------------------------------------------------
Total return(e)                                                       8.38%(f)    12.74%     (3.48%)(f)
--------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
35 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

CLASS Y

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                            2005(h)            2005         2004         2003         2002(b)
Net asset value, beginning of period                    $6.66            $ 6.65       $ 5.06      $  5.79         $ 4.89
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               --              (.01)        (.02)        (.02)          (.01)
Net gains (losses) (both realized and unrealized)         .54               .85         1.61         (.68)           .91
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          .54               .84         1.59         (.70)           .90
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                          --              (.83)          --         (.03)            --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $7.20            $ 6.66       $ 6.65      $  5.06         $ 5.79
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $  --            $   --       $   --      $    --         $   --
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)         1.29%(d)          1.34%        1.34%        1.40%(e)       1.42%(d),(e)
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                        .21%(d)          (.07%)       (.33%)       (.46%)         (.47%)(d)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                              30%               70%          97%          50%            12%
------------------------------------------------------------------------------------------------------------------------
Total return(f)                                          8.11%(g)         12.42%       31.42%      (12.10%)        18.40%(g)
------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.54% and 1.60% for the periods ended May 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
36 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2005.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
37 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

                                                        BEGINNING           ENDING          EXPENSES         ANNUALIZED
                                                      ACCOUNT VALUE     ACCOUNT VALUE      PAID DURING        EXPENSE
                                                      JUNE 1, 2005      NOV. 30, 2005     THE PERIOD(a)        RATIO
Class A
   Actual(b)                                             $1,000           $1,081.60         $ 7.67(c)           1.47%
   Hypothetical (5% return before expenses)              $1,000           $1,017.70         $ 7.44(c)           1.47%
Class B
   Actual(b)                                             $1,000           $1,080.60         $11.68(c)           2.24%
   Hypothetical (5% return before expenses)              $1,000           $1,013.84         $11.31(c)           2.24%
Class C
   Actual(b)                                             $1,000           $1,078.80         $11.67(c)           2.24%
   Hypothetical (5% return before expenses)              $1,000           $1,013.84         $11.31(c)           2.24%
Class I
   Actual(b)                                             $1,000           $1,083.80         $ 5.12(c)            .98%
   Hypothetical (5% return before expenses)              $1,000           $1,020.16         $ 4.96(c)            .98%
Class Y
   Actual(b)                                             $1,000           $1,081.10         $ 6.73(c)           1.29%
   Hypothetical (5% return before expenses)              $1,000           $1,018.60         $ 6.53(c)           1.29%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Nov. 30, 2005: +8.16% for Class A, +8.06% for Class B, +7.88% for Class C, +8.38% for Class I and +8.11% for Class Y.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.59% for Class A, 2.35% for Class B, 2.35% for Class C, 1.21% for Class I and 1.42% for Class Y. If the revised fee schedule under the Administrative Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Nov. 30, 2005, the actual and hypothetical expenses paid would have been the same as those presented in the table above.

--------------------------------------------------------------------------------
38 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of

--------------------------------------------------------------------------------
39 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT services to the Funds, the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the New IMS Agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

--------------------------------------------------------------------------------
40 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance in 2004 approximated the median.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients as well as those paid to subadvisers. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment or was due to the added costs associated with having subadvisers manage the Fund). The Board considered that advisory fees under the New IMS Agreement would stay the same. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed. Furthermore, the Board considered that there was limited opportunity for the Fund to achieve large-scale growth and thus provide RiverSource with potential economies of scale.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In

--------------------------------------------------------------------------------
41 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

--------------------------------------------------------------------------------
42 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
43 -- RIVERSOURCE SMALL CAP VALUE FUND -- 2005 SEMIANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

S-6250 F (1/06)

SEMIANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE(SM)
VALUE FUND

SEMIANNUAL REPORT FOR THE PERIOD ENDED NOV. 30, 2005

- RIVERSOURCE VALUE FUND (FORMERLY AXP(R) PARTNERS VALUE FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH. INCOME IS A SECONDARY OBJECTIVE.

TABLE OF CONTENTS

Fund Snapshot                                                                  3
Performance Summary                                                            4
Questions & Answers with Portfolio Management                                  6
Investments in Securities                                                      8
Financial Statements                                                          11
Notes to Financial Statements                                                 14
Fund Expenses Example                                                         25
Approval of Investment Management Services Agreement                          27
Proxy Voting                                                                  31

[DALBAR RATED FOR COMMUNICATION 2005 LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

--------------------------------------------------------------------------------
2 -- RIVERSOURCE VALUE FUND -- 2005 SEMIANNUAL REPORT

FUND SNAPSHOT AT NOV. 30, 2005

PORTFOLIO MANAGERS

LORD, ABBETT & CO. LLC

PORTFOLIO MANAGERS              SINCE    YEARS IN INDUSTRY
Eli M. Salzmann                 6/01            19
Sholom Dinsky                   6/01            38
W. Thomas Hudson, Jr.           6/01            40
Kenneth G. Fuller               6/02            30

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Income is a secondary objective.

Inception dates by class
A: 6/18/01        B: 6/18/01        C: 6/18/01       I: 3/4/04        Y: 6/18/01

Ticker symbols by class
A: AVLAX          B: AVFBX          C: AVUCX         I: AUEIX         Y: --

Total net assets                  $451.6 million

Number of holdings                            86

STYLE MATRIX

                STYLE
        VALUE   BLEND   GROWTH
SIZE
LARGE   X
MEDIUM
SMALL

SHADING WITHIN THE STYLE MATRIX INDICATES AREAS IN WHICH THE FUND GENERALLY INVESTS.

SECTOR COMPOSITION

[CHART]

PERCENTAGE OF PORTFOLIO ASSETS

Consumer Staples                17.4%
Health Care                     16.6%
Industrials                     14.9%
Financials                      12.3%
Information Technology           8.1%
Materials                        8.1%
Energy                           7.9%
Telecommunication Services       5.2%
Short-term Securities*           4.4%
Consumer Discretionary           3.9%
Utilities                        1.2%

* Of the 4.4%, 1.2% is due to security lending activity and 3.2% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

PERCENTAGE OF PORTFOLIO ASSETS

Exxon Mobil (Oil & Gas)                         4.8%
Procter & Gamble (Household Products)           3.4
Novartis ADR (Pharmaceuticals)                  2.5
Pfizer (Pharmaceuticals)                        2.3
Intl Paper (Paper & Forest Products)            2.2
Kraft Foods Cl A (Food Products)                2.1
General Electric (Industrial Conglomerates)     2.1
Wyeth (Pharmaceuticals)                         2.1
Emerson Electric (Electrical Equipment)         2.0
Motorola (Communications Equipment)             2.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- RIVERSOURCE VALUE FUND -- 2005 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

[CHART]

PERFORMANCE COMPARISON
FOR THE SIX-MONTH PERIOD ENDED NOV. 30, 2005

RiverSource Value Fund Class A (excluding sales charge)    +5.41%
Russell 1000 Value Index(1) (unmanaged)                    +5.72%
Lipper Large-Cap Value Funds Index(2)                      +6.20%

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds.

(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4 -- RIVERSOURCE VALUE FUND -- 2005 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

                          CLASS A          CLASS B              CLASS C             CLASS I         CLASS Y
                         (6/18/01)        (6/18/01)            (6/18/01)            (3/4/04)       (6/18/01)
                                                  AFTER              AFTER
(INCEPTION DATES)     NAV(1)   POP(2)   NAV(1)   CDSC(3)    NAV(1)   CDSC(4)         NAV(5)          NAV(6)
AT NOV. 30, 2005

6 months*             +5.41%   -0.65%   +4.95%    -0.05%     +4.94%   +3.94%         +5.56%          +5.58%
1 year                +5.47%   -0.59%   +4.75%    -0.25%     +4.55%   +3.55%         +5.94%          +5.79%
3 years              +12.07%   +9.88%  +11.17%   +10.08%    +11.15%  +11.15%           N/A          +12.27%
Since inception       +3.86%   +2.49%   +3.10%    +2.69%     +3.15%   +3.15%         +5.74%          +4.04%

AT DEC. 31, 2005

6 months*             +5.97%   -0.13%   +5.74%    +0.99%     +5.73%   +4.78%         +6.38%          +6.06%
1 year                +2.72%   -3.19%   +2.05%    -2.54%     +1.86%   +0.94%         +3.13%          +2.82%
3 years              +14.65%  +12.40%  +13.87%   +12.83%    +13.84%  +13.84%           N/A          +14.92%
Since inception       +3.95%   +2.60%   +3.21%    +2.81%     +3.26%   +3.26%         +5.91%          +4.11%

(1)  EXCLUDING SALES CHARGE.
(2)  RETURNS AT PUBLIC OFFERING PRICE (POP) REFLECT A SALES CHARGE OF 5.75%.
(3)  RETURNS AT MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC). CDSC APPLIES AS
     FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEAR 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER.
(4)  1% CDSC APPLIES TO REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE.
(5) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO ELIGIBLE INVESTORS ONLY, CURRENTLY LIMITED TO RIVERSOURCE PORTFOLIO BUILDER FUNDS, SIX AFFILIATED FUNDS-OF-FUNDS.
(6) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.
*    NOT ANNUALIZED.

--------------------------------------------------------------------------------
5 -- RIVERSOURCE VALUE FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS
                            WITH PORTFOLIO MANAGEMENT

LORD, ABBETT & CO. LLC, AN INDEPENDENT MONEY MANAGEMENT FIRM, MANAGES RIVERSOURCE VALUE FUND'S PORTFOLIO. THE FUND SEEKS LONG-TERM CAPITAL GROWTH AS A PRIMARY OBJECTIVE AND INCOME AS A SECONDARY OBJECTIVE BY INVESTING IN UNDERVALUED STOCKS OF LARGE COMPANIES. FOR THE SIX MONTHS ENDED NOV. 30, 2005, THE FUND'S CLASS A SHARES (EXCLUDING SALES CHARGES) CLIMBED 5.41%. THE FUND UNDERPERFORMED ITS BENCHMARK, THE RUSSELL 1000(R) VALUE INDEX (RUSSELL INDEX), WHICH ROSE 5.72% FOR THE PERIOD. THE FUND'S PEER GROUP, AS REPRESENTED BY THE LIPPER LARGE-CAP VALUE FUNDS INDEX, ADVANCED 6.20% DURING THE SAME TIME FRAME.

Q: WHAT FACTORS SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE?

A: The Fund's results were hampered by a substantially smaller-than-Russell
   Index position in the financial services sector and a significantly larger-than-Russell Index position in consumer staples. Stock selection within the consumer staples sector also detracted from performance. In particular, shares of Kraft Foods declined after the company reported a major drop in second quarter profits caused by higher commodity costs. Stock selection among integrated oil stocks also detracted. Continued volatility within the oil services sector, as well as the impact of hurricanes, pushed energy prices to historically high levels, which drove up energy stock prices. The Fund's avoidance of certain strong performing Russell Index holdings within the integrated oils sector negatively affected its performance relative to the Russell Index.

   The Fund's results benefited from stock selection and a larger-than-Russell Index position in the technology sector relative to the Russell Index. Cell phone maker Motorola was the primary driver of performance in this sector as strong sales within the cellular telephone industry helped boost the company's share price. Positive stock selection within the materials and processing sector also helped drive the Fund's results. Shares of Newmont Mining rose as gold prices reached historic highs in response to fundamental supply and demand factors. Several of the Fund's producer durables holdings also contributed to its strong performance in this sector relative to the Russell Index. In particular, Caterpillar enjoyed strong sales due to continued equipment demand from the energy, mining and construction industries.

--------------------------------------------------------------------------------
6 -- RIVERSOURCE VALUE FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

- WE BELIEVE THE HEALTH CARE INDUSTRY HAS CONSIDERABLE POTENTIAL FOR GROWTH OVER THE NEXT THREE YEARS AT A TIME WHEN EXPECTATIONS HAVE, PERHAPS, NEVER BEEN SO LOW.

Q: WHAT CHANGES DID YOU MAKE TO THE FUND DURING THE SIX-MONTH PERIOD?

A: We added selectively to the Fund's positions in the consumer staples, utilities and health care sectors, while reducing the Fund's exposure to the materials and processing, other energy and auto and transportation sectors.

Q: HOW ARE YOU POSITIONING THE FUND FOR THE NEAR TERM?

A: At the end of the six-month period, we continued to reduce the Fund's total exposure to stocks tied to discretionary consumer spending. We are concerned about earnings disappointments in the face of stock prices that leave little room for disappointment.

   Health care, and pharmaceuticals in particular, remains one of the Fund's largest sector weighting. We believe the health care industry has considerable potential for growth over the next three years at a time when expectations have, perhaps, never been so low. We consider health care promising because of attractive stock valuations. More specifically, select large pharmaceutical companies seem to have strengthening product pipelines.

   We remain cautious about the energy sectors and have not changed our industry view during the past six months. In a period of economic expansion, we are attempting to find good values in companies that we believe are more stable and less economically sensitive. Therefore, we have been building positions in areas such as the food industry. As a result, consumer staples is now the Fund's largest sector weight. We also continue to emphasize companies that can be found at reasonable prices and are in the midst of dramatic and upward change, often due to new management.

--------------------------------------------------------------------------------
7 -- RIVERSOURCE VALUE FUND -- 2005 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

RIVERSOURCE VALUE FUND

NOV. 30, 2005 (UNAUDITED)
(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (96.8%)

ISSUER                                         SHARES            VALUE(a)
AEROSPACE & DEFENSE (3.4%)
Boeing                                          28,500       $  1,943,415
General Dynamics                                42,473          4,854,663
Honeywell Intl                                 115,525          4,221,284
Raytheon                                       115,650          4,443,273
                                                             ------------
Total                                                          15,462,635
-------------------------------------------------------------------------

AUTOMOBILES (0.4%)
Honda Motor ADR                                 64,000(c)       1,789,440
-------------------------------------------------------------------------

BEVERAGES (3.3%)
Coca-Cola                                       41,600          1,775,904
Diageo ADR                                      95,614(c)       5,559,954
PepsiCo                                        128,000          7,577,600
                                                             ------------
Total                                                          14,913,458
-------------------------------------------------------------------------

BIOTECHNOLOGY (1.2%)
Biogen Idec                                     21,900(b)         937,539
MedImmune                                      123,584(b)       4,437,901
                                                             ------------
Total                                                           5,375,440
-------------------------------------------------------------------------

CAPITAL MARKETS (1.8%)
Bank of New York                               223,110          7,228,764
Morgan Stanley                                  13,680            766,490
                                                             ------------
Total                                                           7,995,254
-------------------------------------------------------------------------

CHEMICALS (2.8%)
EI du Pont de Nemours & Co                      29,900          1,278,225
Monsanto                                        77,139          5,651,975
PotashCorp                                      10,160(c)         743,204
Praxair                                         93,500          4,862,000
                                                             ------------
Total                                                          12,535,404
-------------------------------------------------------------------------

COMMERCIAL BANKS (3.1%)
Bank of America                                124,970          5,734,874
Marshall & Ilsley                               59,940          2,576,221
Mitsubishi UFJ Financial Group ADR             184,139(c)       2,329,358
PNC Financial Services Group                    34,171          2,179,085
Wachovia                                        24,900          1,329,660
                                                             ------------
Total                                                          14,149,198
-------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.7%)
Waste Management                               109,601          3,278,166
-------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.0%)
Motorola                                       374,300       $  9,016,887
-------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.8%)
Hewlett-Packard                                203,200          6,028,944
Sun Microsystems                               515,000(b)       1,941,550
                                                             ------------
Total                                                           7,970,494
-------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.1%)
Fluor                                           69,244          5,130,980
-------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.3%)
Citigroup                                      134,400          6,525,120
JPMorgan Chase & Co                            221,996          8,491,347
                                                             ------------
Total                                                          15,016,467
-------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (5.3%)
at&t                                           319,980          7,970,702
BellSouth                                      151,100          4,118,986
Sprint Nextel                                  181,279          4,539,226
Verizon Communications                         230,000          7,355,400
                                                             ------------
Total                                                          23,984,314
-------------------------------------------------------------------------

ELECTRIC UTILITIES (1.2%)
Ameren                                          59,000          3,095,140
Southern                                        65,209          2,263,404
                                                             ------------
Total                                                           5,358,544
-------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (2.0%)
Emerson Electric                               120,400          9,103,444
-------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.7%)
Baker Hughes                                    66,123          3,792,154
Schlumberger                                    88,968          8,516,907
                                                             ------------
Total                                                          12,309,061
-------------------------------------------------------------------------

FOOD & STAPLES RETAILING (4.2%)
CVS                                            115,200          3,112,704
Kroger                                         430,029(b)       8,368,364
Wal-Mart Stores                                155,200          7,536,512
                                                             ------------
Total                                                          19,017,580
-------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8 -- RIVERSOURCE VALUE FUND -- 2005 SEMIANNUAL REPORT

ISSUER                                         SHARES            VALUE(a)
FOOD PRODUCTS (4.4%)
Campbell Soup                                  210,374       $  6,355,399
General Mills                                   25,800          1,226,274
HJ Heinz                                        80,175          2,783,676
Kraft Foods Cl A                               334,951          9,693,481
                                                             ------------
Total                                                          20,058,830
-------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.1%)
Baxter Intl                                    225,215          8,758,612
Guidant                                         10,200            629,136
Medtronic                                       80,453          4,470,773
                                                             ------------
Total                                                          13,858,521
-------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (5.7%)
Clorox                                          70,151          3,807,796
Kimberly-Clark                                 110,200          6,499,596
Procter & Gamble                               268,960         15,381,823
                                                             ------------
Total                                                          25,689,215
-------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.1%)
General Electric                               270,320          9,655,830
-------------------------------------------------------------------------

INSURANCE (4.2%)
ACE                                             55,900(c)       3,102,450
AFLAC                                           92,400          4,435,200
American Intl Group                             94,613          6,352,317
Hartford Financial Services Group               56,600          4,945,142
                                                             ------------
Total                                                          18,835,109
-------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.3%)
IAC/InterActiveCorp                             44,700(b)       1,234,167
-------------------------------------------------------------------------

IT SERVICES (2.6%)
Automatic Data Processing                      187,511          8,813,017
Electronic Data Systems                        120,497          2,777,456
                                                             ------------
Total                                                          11,590,473
-------------------------------------------------------------------------

MACHINERY (4.4%)
Caterpillar                                     54,180          3,130,520
Deere & Co                                      71,441          4,954,433
Eaton                                           27,364          1,743,634
Pall                                            98,872          2,744,687
Parker Hannifin                                105,081          7,188,592
                                                             ------------
Total                                                          19,761,866
-------------------------------------------------------------------------

MEDIA (2.8%)
Comcast Special Cl A                           174,244(b)    $  4,537,314
Tribune                                        158,205          5,057,814
Walt Disney                                    129,400          3,225,942
                                                             ------------
Total                                                          12,821,070
-------------------------------------------------------------------------

METALS & MINING (3.2%)
Barrick Gold                                   236,581(c),(d)   6,295,420
Newmont Mining                                 176,900          8,158,628
                                                             ------------
Total                                                          14,454,048
-------------------------------------------------------------------------

OIL & GAS (5.3%)
El Paso                                        164,691          1,809,954
Exxon Mobil                                    379,080         21,998,012
                                                             ------------
Total                                                          23,807,966
-------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (2.3%)
Intl Paper                                     324,400         10,228,332
-------------------------------------------------------------------------

PHARMACEUTICALS (12.5%)
GlaxoSmithKline ADR                            151,169(c)       7,493,447
Johnson & Johnson                               71,100          4,390,425
Merck & Co                                     146,000          4,292,400
Novartis ADR                                   220,300(c)      11,543,721
Pfizer                                         503,409         10,672,271
Schering-Plough                                209,097          4,039,754
Teva Pharmaceutical Inds ADR                   116,661(c)       4,769,102
Wyeth                                          230,400          9,575,424
                                                             ------------
Total                                                          56,776,544
-------------------------------------------------------------------------

ROAD & RAIL (1.2%)
Union Pacific                                   72,300          5,533,842
-------------------------------------------------------------------------

SOFTWARE (1.9%)
Microsoft                                      302,507          8,382,469
-------------------------------------------------------------------------

SPECIALTY RETAIL (0.4%)
RadioShack                                      77,200          1,760,932
-------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.1%)
Freddie Mac                                      5,100            318,495
-------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $390,063,777)                                         $437,174,475
-------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9 -- RIVERSOURCE VALUE FUND -- 2005 SEMIANNUAL REPORT

SHORT-TERM SECURITIES (4.5%)(e)

                                                AMOUNT
                                  EFFECTIVE   PAYABLE AT
ISSUER                              YIELD      MATURITY           VALUE(a)
COMMERCIAL PAPER
Amsterdam Funding
   12-28-05                         4.16%     $7,000,000(f)     $  6,977,406
Deutsche Bank
   12-01-05                         4.04       8,300,000           8,299,068
Preferred Receivables Funding
   12-27-05                         4.17       5,000,000(f)        4,984,400
-----------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
(Cost: $20,263,190)                                             $ 20,260,874
-----------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $410,326,967)(g)                                         $457,435,349
=============================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Nov. 30, 2005, the value of foreign securities represented 9.7% of net assets.

(d) At Nov. 30, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 1.2% of net assets. See Note 5 to the financial statements. 3.3% of net assets is the Fund's cash equivalent position.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Nov. 30, 2005, the value of these securities amounted to $11,961,806 or 2.6% of net assets.

(g) At Nov. 30, 2005, the cost of securities for federal income tax purposes was approximately $410,327,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                      $ 61,520,000
     Unrealized depreciation                       (14,412,000)
     ---------------------------------------------------------
     Net unrealized appreciation                  $ 47,108,000
     ---------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
10 -- RIVERSOURCE VALUE FUND -- 2005 SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
RIVERSOURCE VALUE FUND

NOV. 30, 2005 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)*
   (identified cost $410,326,967)                                                                    $ 457,435,349
Cash in bank on demand deposit                                                                                 900
Capital shares receivable                                                                                   30,784
Dividends and accrued interest receivable                                                                  919,285
Receivable for investment securities Sold                                                                  645,520
------------------------------------------------------------------------------------------------------------------
Total assets                                                                                           459,031,838
------------------------------------------------------------------------------------------------------------------

LIABILITIES
Capital shares payable                                                                                      83,085
Payable for investment securities purchased                                                              1,574,571
Payable upon return of securities loaned (Note 5)                                                        5,600,000
Accrued investment management services fee                                                                   9,109
Accrued distribution fee                                                                                    89,832
Accrued transfer agency fee                                                                                  1,650
Accrued administrative services fee                                                                            749
Other accrued expenses                                                                                      80,725
------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                        7,439,721
------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                   $ 451,592,117
==================================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                             $     803,903
Additional paid-in capital                                                                             355,875,409
Undistributed net investment income                                                                      2,400,055
Accumulated net realized gain (loss)                                                                    45,404,368
Unrealized appreciation (depreciation) on investments                                                   47,108,382
------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                             $ 451,592,117
==================================================================================================================
Net assets applicable to outstanding shares:             Class A                                     $ 250,964,935
                                                         Class B                                     $ 124,315,415
                                                         Class C                                     $   8,670,631
                                                         Class I                                     $  67,533,330
                                                         Class Y                                     $     107,806
Net asset value per share of outstanding capital stock:  Class A shares      44,400,271              $        5.65
                                                         Class B shares      22,561,542              $        5.51
                                                         Class C shares       1,569,365              $        5.52
                                                         Class I shares      11,840,152              $        5.70
                                                         Class Y shares          18,985              $        5.68
------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 5)                                                    $   5,322,000
------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE VALUE FUND -- 2005 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS

RIVERSOURCE VALUE FUND

SIX MONTHS ENDED NOV. 30, 2005 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends                                                                                   $ 4,530,589
Interest                                                                                        188,545
Fee income from securities lending (Note 5)                                                       3,489
   Less foreign taxes withheld                                                                  (11,159)
-------------------------------------------------------------------------------------------------------
Total income                                                                                  4,711,464
-------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                            1,517,906
Distribution fee
   Class A                                                                                      325,895
   Class B                                                                                      675,419
   Class C                                                                                       44,788
Transfer agency fee                                                                             388,097
Incremental transfer agency fee
   Class A                                                                                       24,826
   Class B                                                                                       23,425
   Class C                                                                                        1,336
Service fee -- Class Y                                                                               69
Administrative services fees and expenses                                                       145,234
Compensation of board members                                                                     6,086
Custodian fees                                                                                   41,770
Printing and postage                                                                             56,025
Registration fees                                                                                13,777
Audit fees                                                                                       10,750
Other                                                                                             8,948
-------------------------------------------------------------------------------------------------------
Total expenses                                                                                3,284,351
   Earnings credits on cash balances (Note 2)                                                    (7,693)
-------------------------------------------------------------------------------------------------------
Total net expenses                                                                            3,276,658
-------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                               1,434,806
-------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                            29,714,425
   Foreign currency transactions                                                                  2,418
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                      29,716,843
Net change in unrealized appreciation (depreciation) on investments                          (7,283,009)
-------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                               22,433,834
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                             $23,868,640
=======================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE VALUE FUND -- 2005 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

RIVERSOURCE VALUE FUND

                                                                                  NOV. 30, 2005        MAY 31, 2005
                                                                                 SIX MONTHS ENDED        YEAR END
                                                                                   (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                                    $  1,434,806        $  2,230,285
Net realized gain (loss) on investments                                              29,716,843          28,864,376
Net change in unrealized appreciation (depreciation) on investments                  (7,283,009)          2,376,324
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                      23,868,640          33,470,985
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net Investment income
   Class A                                                                                   --          (1,212,679)
   Class I                                                                                   --            (285,978)
   Class Y                                                                                   --                (883)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                                          --          (1,499,540)
-------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                                           19,515,516          64,709,091
   Class B shares                                                                     4,428,201          25,187,973
   Class C shares                                                                       382,743           1,278,099
   Class I shares                                                                    16,495,410          43,586,939
   Class Y shares                                                                            --              34,036
Reinvestment of distributions at net asset value
   Class A shares                                                                            --           1,186,629
   Class I shares                                                                            --             285,940
   Class Y shares                                                                            --                 820
Payments for redemptions
   Class A shares                                                                   (48,935,588)        (66,342,690)
   Class B shares (Note 2)                                                          (32,405,156)        (43,826,032)
   Class C shares (Note 2)                                                           (1,298,370)         (2,219,305)
   Class I shares                                                                      (192,601)         (6,333,436)
   Class Y shares                                                                       (58,853)             (1,087)
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                   (42,068,698)         17,546,977
-------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                             (18,200,058)         49,518,422
Net assets at beginning of period                                                   469,792,175         420,273,753
-------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                        $451,592,117        $469,792,175
===================================================================================================================
Undistributed net investment income                                                $  2,400,055        $    965,249
-------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- RIVERSOURCE VALUE FUND -- 2005 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE VALUE FUND (FORMERLY AXP PARTNERS VALUE FUND)

(UNAUDITED AS TO NOV. 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in securities of large, well established U.S. and multinational companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

-    Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-    Class C shares may be subject to a CDSC.

- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Nov. 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) and the RiverSource Portfolio Builder Funds owned 100% of Class I shares, which represents 14.95% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE VALUE FUND -- 2005 SEMIANNUAL REPORT

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
15 -- RIVERSOURCE VALUE FUND -- 2005 SEMIANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE VALUE FUND -- 2005 SEMIANNUAL REPORT

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that decline from 0.73% to 0.60% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $171,612 for the six months ended Nov. 30, 2005.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.06% to 0.035% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

The Investment Manager has a Subadvisory Agreement with Lord, Abbett & Co. LLC.

--------------------------------------------------------------------------------
17 -- RIVERSOURCE VALUE FUND -- 2005 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

-  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $157,999 for Class A, $85,752 for Class B and $466 for Class C for the six months ended Nov. 30, 2005.

During the six months ended Nov. 30, 2005, the Fund's custodian and transfer agency fees were reduced by $7,693 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $108,819,283 and $143,106,482, respectively, for the six months ended Nov. 30, 2005. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE VALUE FUND -- 2005 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                                     SIX MONTHS ENDED NOV. 30, 2005
                                                  CLASS A        CLASS B         CLASS C        CLASS I        CLASS Y
-----------------------------------------------------------------------------------------------------------------------
Sold                                              3,543,328        825,097         71,434      2,980,602             --
Issued for reinvested distributions                      --             --             --             --             --
Redeemed                                         (8,900,248)    (6,032,502)      (241,239)       (34,627)       (10,528)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                          (5,356,920)    (5,207,405)      (169,805)     2,945,975        (10,528)
-----------------------------------------------------------------------------------------------------------------------

                                                                        YEAR ENDED MAY 31, 2005
                                                  CLASS A        CLASS B         CLASS C       CLASS I        CLASS Y
-----------------------------------------------------------------------------------------------------------------------
Sold                                             12,568,437      4,930,581        249,799      8,337,680          6,619
Issued for reinvested distributions                 217,734             --             --         52,179            150
Redeemed                                        (12,653,308)    (8,653,018)      (427,333)    (1,155,532)          (214)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                             132,863     (3,722,437)      (177,534)     7,234,327          6,555
-----------------------------------------------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

At Nov. 30, 2005, securities valued at $5,322,000 were on loan to brokers. For collateral, the Fund received $5,600,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $3,489 for the six months ended Nov. 30, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2005.

--------------------------------------------------------------------------------
19 -- RIVERSOURCE VALUE FUND -- 2005 SEMIANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                       2005(h)     2005     2004       2003        2002(b)
Net asset value, beginning of period               $5.36      $5.00    $4.19      $4.56        $ 4.81
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .02        .02      .01        .01           .01
Net gains (losses) (both realized and unrealized)    .27        .36      .81       (.38)         (.25)
-----------------------------------------------------------------------------------------------------
Total from investment operations                     .29        .38      .82       (.37)         (.24)
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  --       (.02)    (.01)        --            --
Tax return of capital                                 --         --       --         --          (.01)
-----------------------------------------------------------------------------------------------------
Total distributions                                   --       (.02)    (.01)        --          (.01)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                     $5.65      $5.36    $5.00      $4.19         $4.56
-----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)            $ 251      $ 267    $ 248      $ 185         $ 152
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net asset(c)     1.24%(d)   1.29%    1.37%(e)   1.34%(e)      1.34%(d),(e)
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
 average daily net assets                            .80%(d)    .72%     .37%       .51%          .30%(d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                               24%        40%      34%        46%           41%
-----------------------------------------------------------------------------------------------------
Total return(f)                                     5.41%(g)   7.66%   19.56%     (8.09%)       (5.09%)(g)
-----------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.38%, 1.42% and 1.67% for the periods ended May 31, 2004, 2003 and 2002, respectively.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
20 -- RIVERSOURCE VALUE FUND -- 2005 SEMIANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                       2005(h)     2005     2004       2003         2002(b)
Net asset value, beginning of period              $5.25      $4.91     $4.14      $4.54         $ 4.81
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         --       (.02)     (.01)      (.01)          (.01)
Net gains (losses) (both realized and unrealized)   .26        .36       .78       (.39)          (.26)
------------------------------------------------------------------------------------------------------
Total from investment operations                    .26        .34       .77       (.40)          (.27)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $5.51      $5.25    $ 4.91      $4.14         $ 4.54
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)           $ 124      $ 146    $  154      $ 121         $ 102
------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)   2.00%(d)   2.06%     2.13%(e)   2.11%(e)       2.11%(d),(e)
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
 average daily net assets                            .03%(d)  (.06%)    (.40%)     (.27%)         (.46%)(d)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
 securities)                                          24%       40%       34%        46%            41%
------------------------------------------------------------------------------------------------------
Total return(f)                                     4.95%(g)  6.92%    18.60%     (8.81%)        (5.61%)(g)
------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.14%, 2.18% and 2.43% for the periods ended May 31, 2004, 2003 and 2002, respectively.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
21 -- RIVERSOURCE VALUE FUND -- 2005 SEMIANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                       2005(h)     2005     2004        2003        2002(b)
Net asset value, beginning of period              $5.26      $4.92     $4.15      $ 4.55        $ 4.81
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         --       (.02)     (.01)       (.01)         (.01)
Net gains (losses) (both realized and unrealized)   .26        .36       .78        (.39)         (.25)
------------------------------------------------------------------------------------------------------
Total from investment operations                    .26        .34       .77        (.40)         (.26)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $5.52      $5.26     $4.92      $ 4.15        $ 4.55
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)           $   9      $   9     $   9      $    7        $    7
------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)   2.00%(d)   2.05%     2.13%(e)    2.11%(e)      2.11%(d),(e)
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
 average daily net assets                           .04%(d)   (.05%)    (.39%)      (.26%)        (.46%)(d)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
 securities)                                         24%        40%       34%         46%           41%
------------------------------------------------------------------------------------------------------
Total return(f)                                    4.94%(g)   6.91%    18.55%      (8.79%)       (5.39%)(g)
------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.14%, 2.18% and 2.43% for the periods ended May 31, 2004, 2003 and 2002, respectively.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
22 -- RIVERSOURCE VALUE FUND -- 2005 SEMIANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                     2005(h)      2005    2004(b)
Net asset value, beginning of period              $5.40      $5.02    $ 5.21
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        .02        .04       .03
Net gains (losses) (both realized and
 unrealized)                                        .28        .38      (.22)
----------------------------------------------------------------------------
Total from investment operations                    .30        .42      (.19)
----------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 --       (.04)       --
----------------------------------------------------------------------------
Net asset value, end of period                    $5.70      $5.40    $ 5.02
----------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)           $  68      $  48    $    8
----------------------------------------------------------------------------
Ratio of expenses to average daily net
 assets(c)                                          .78%(d)    .85%      .93%(d),(e)
----------------------------------------------------------------------------
Ratio of net investment income (loss) to
 average daily net assets                          1.28%(d)   1.24%     1.12%(d)
----------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
 securities)                                         24%        40%       34%
----------------------------------------------------------------------------
Total return(f)                                    5.56%(g)   8.36%    (3.65%)(g)
----------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date is March 4, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.03% for the period ended May 31, 2004.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
23 -- RIVERSOURCE VALUE FUND -- 2005 SEMIANNUAL REPORT

CLASS Y

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                       2005(h)     2005     2004        2003        2002(b)
Net asset value, beginning of period              $5.38      $5.02     $4.21      $ 4.57       $  4.81
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        .02        .03       .02         .02           .01
Net gains (losses) (both realized and unrealized)   .28        .36       .80        (.38)         (.25)
------------------------------------------------------------------------------------------------------
Total from investment operations                    .30        .39       .82        (.36)         (.24)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 --       (.03)     (.01)         --            --
------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $5.68      $5.38     $5.02      $ 4.21       $  4.57
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)           $  --      $  --     $  --      $   --       $    --
------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)   1.06%(d)   1.12%     1.19%(e)    1.16%(e)      1.11%(d),(e)
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
 average daily net assets                           .99%(d)    .90%      .59%        .67%          .56%(d)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
 securities)                                         24%        40%       34%         46%           41%
------------------------------------------------------------------------------------------------------
Total return(f)                                    5.58%(g)   7.79%    19.59%      (7.84%)       (4.89%)(g)
------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.22%, 1.24% and 1.49% for the periods ended May 31, 2004, 2003 and 2002, respectively.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
24 -- RIVERSOURCE VALUE FUND -- 2005 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2005. ACTUAL EXPENSES The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
25 -- RIVERSOURCE VALUE FUND -- 2005 SEMIANNUAL REPORT

                                                        BEGINNING           ENDING          EXPENSES         ANNUALIZED
                                                      ACCOUNT VALUE     ACCOUNT VALUE      PAID DURING        EXPENSE
                                                      JUNE 1, 2005      NOV. 30, 2005     THE PERIOD(a)        RATIO
Class A
  Actual(b)                                              $1,000           $1,054.10         $ 6.39(c)           1.24%
  Hypothetical (5% return before expenses)               $1,000           $1,018.85         $ 6.28(c)           1.24%
Class B
  Actual(b)                                              $1,000           $1,049.50         $10.28(c)           2.00%
  Hypothetical (5% return before expenses)               $1,000           $1,015.04         $10.10(c)           2.00%
Class C
  Actual(b)                                              $1,000           $1,049.40         $10.28(c)           2.00%
  Hypothetical (5% return before expenses)               $1,000           $1,015.04         $10.10(c)           2.00%
Class I
  Actual(b)                                              $1,000           $1,055.60         $4.02(c)             .78%
  Hypothetical (5% return before expenses)               $1,000           $1,021.16         $3.95(c)             .78%
Class Y
  Actual(b)                                              $1,000           $1,055.80         $5.46(c)            1.06%
  Hypothetical (5% return before expenses)               $1,000           $1,019.75         $5.37(c)            1.06%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Nov. 30, 2005: +5.41% for Class A, +4.95% for Class B, +4.94% for Class C, +5.56% for Class I and +5.58% for Class Y.
(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Nov. 30, 2005, the actual and hypothetical expenses paid would have been the same as those presented in the table above.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE VALUE FUND -- 2005 SEMIANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

--------------------------------------------------------------------------------
27 -- RIVERSOURCE VALUE FUND -- 2005 SEMIANNUAL REPORT

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds, the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the New IMS Agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

--------------------------------------------------------------------------------
28 -- RIVERSOURCE VALUE FUND -- 2005 SEMIANNUAL REPORT

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance in 2004 approximated the median.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

--------------------------------------------------------------------------------
29 -- RIVERSOURCE VALUE FUND -- 2005 SEMIANNUAL REPORT

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients as well as those paid to subadvisers. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment or was due to the added costs associated with having subadvisers manage the Fund). The Board considered that advisory fees under the New IMS Agreement would stay the same. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed. Furthermore, the Board considered that there was limited opportunity for the Fund to achieve large-scale growth and thus provide RiverSource with potential economies of scale.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

--------------------------------------------------------------------------------
30 -- RIVERSOURCE VALUE FUND -- 2005 SEMIANNUAL REPORT

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
31 -- RIVERSOURCE VALUE FUND -- 2005 SEMIANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

S-6249 F (1/06)
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Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Partners Series, Inc.



By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 31, 2006



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 31, 2006




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          January 31, 2006